UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Gevo, Inc.

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345 Inverness Drive South

Building C, Suite 310

Englewood, Colorado 80112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 6, 2013

To the Stockholders of Gevo, Inc.:

The annual meeting of stockholders (the “Annual Meeting”) of Gevo, Inc., a Delaware corporation (the “Company”), will be held at 3:00 p.m. on Tuesday, June 6, 2013, at the Company’s offices located at 345 Inverness Drive South, Building C, Suite 310, Englewood, Colorado 80112, for the following purposes:

1.	To elect the following three nominees as Class III members of our Board of Directors to serve for a three-year term: Shai Weiss, Gary W. Mize and Bruce A. Smith.

2.	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 to 150,000,000 and the number of authorized shares of our preferred stock from 5,000,000 to 10,000,000.

3.	To amend and restate the Gevo, Inc. 2010 Stock Incentive Plan.

4.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

5.	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers, as presented in the proxy statement accompanying this notice.

6.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

If you owned our common stock at the close of business on April 8, 2013, you may attend and vote at the meeting. A list of stockholders eligible to vote at the meeting will be available for review during our regular business hours at our headquarters in Englewood, Colorado for the ten days prior to the date of the Annual Meeting for any purpose related to the meeting.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials to their stockholders over the Internet. As a result, on or about April 26, 2013, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of our proxy materials, which include this notice of annual meeting, our proxy statement, our annual report and a proxy card or voting instruction card. We believe that this process will allow us to provide our stockholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this notice of annual meeting, our proxy statement, our annual report and a form of proxy card or voting instruction card.

Your vote is important. Whether or not you plan to attend the meeting, we hope that you will vote as soon as possible. You may vote your shares via a toll-free telephone number or over the Internet. If you received a proxy card or voting instruction card by mail, you may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided. Any stockholder attending the meeting may vote in person, even if you have already returned a proxy card or voting instruction card.

By Order of the Board of Directors,

Brett K. E. Lund
Executive Vice President, General Counsel & Secretary

April 24, 2013

Englewood, Colorado

345 Inverness Drive South

Building C, Suite 310

Englewood, Colorado 80112

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

The Board of Directors (the “Board”) of Gevo, Inc. (the “Company”) is soliciting proxies for our 2013 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 6, 2013 at 3:00 p.m. local time at our offices located at 345 Inverness Drive South, Building C, Suite 310, Englewood, Colorado 80112. Our telephone number is (303) 858-8358.

The proxy materials, including this proxy statement, our annual report and a proxy card or voting instruction card, are being distributed and made available on or about April 26, 2013. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our stockholders access to our proxy materials over the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about April 26, 2013 to stockholders who owned our common stock at the close of business on April 8, 2013, the record date for the Annual Meeting (the “Record Date”). Stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request that a printed set of the proxy materials be sent to them by following the instructions in the Notice.

Stockholders will also have the ability to request to receive proxy materials in printed form by mail or electronically on an ongoing basis. If you choose to receive future proxy materials electronically, you will receive an email next year with instructions containing a link to the proxy materials and a link to the proxy voting site. Your election to receive proxy materials electronically or in printed form by mail will remain in effect until you terminate such election.

Choosing to receive future proxy materials electronically will allow us to provide you with the information you need in a more timely manner, will save us the cost of printing and mailing documents to you and will conserve natural resources.

QUESTIONS AND ANSWERS

Q:	Who may vote at the meeting?

A:	Our Board has fixed April 8, 2013 as the record date for the Annual Meeting. Only stockholders of record at the close of business on April 8, 2013 will be entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of April 8, 2013, there were 44,046,929 shares of our common stock outstanding and entitled to vote at the meeting.

Q:	What proposals will be voted on at the meeting?

A:	There are five proposals scheduled to be voted on at the meeting:

•	election of the three Class III nominees to our Board named herein to serve for a three-year term (“Proposal 1”);

•

approval of an amendment to our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to increase the number of authorized shares of our common stock from 100,000,000 to 150,000,000 and the number of authorized shares of our preferred stock from 5,000,000 to 10,000,000 (“Proposal 2”);

•	approval of the amendment and restatement of the Gevo, Inc. 2010 Stock Incentive Plan (the “2010 Plan”) (“Proposal 3”);

•	ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013 (“Proposal 4”); and

•	approval, on an advisory (non-binding) basis, of the compensation of our named executive officers, as presented in the proxy statement accompanying this notice (“Proposal 5”).

We will also consider any other business that properly comes before the meeting. As of the Record Date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy card or voter instruction card will vote the shares they represent using their best judgment.

Q:	What is the quorum requirement for the meeting?

A:	A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of our outstanding shares of common stock are represented in person at the Annual Meeting or by proxy. At the close of business on April 8, 2013, the record date for the Annual Meeting, there were 44,046,929 shares of common stock outstanding. Thus, a total of 44,046,929 shares are entitled to vote at the Annual Meeting and holders of common stock representing at least 22,023,465 votes must be represented at the Annual Meeting in person or by proxy to have a quorum. The inspector of election appointed for the meeting by our Board will count the votes cast in person or by proxy at the Annual Meeting to determine whether or not a quorum is present.

Your shares will be counted as present at the meeting if you:

•	are present and entitled to vote in person at the meeting; or

•	have properly submitted a proxy card or voting instruction card, or voted by telephone or over the Internet.

Both abstentions and broker non-votes (as described below) will be included in the calculation of the number of shares considered to be present at the meeting for the purpose of determining the presence of a quorum. Abstentions will have no effect on Proposal 1. With respect to Proposals 2, 3, 4 and 5, abstentions will be treated as shares present and entitled to vote and will therefore have the same effect as a vote against such proposal. Each proposal identifies the votes needed to approve or ratify the proposed action. In the event we are unable to obtain a quorum, a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date.

Q:	Why did I receive a Notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

A:

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our stockholders of record and beneficial owners a Notice regarding the Internet availability of proxy materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically by email will remain in effect until the stockholder terminates such election.

Q:	What is the frequency of the Company’s “Say-on-Pay” advisory vote?

A:	At our 2011 annual meeting of stockholders (the “2011 Annual Meeting”), we held our first advisory vote on executive compensation of our named executive officers and on the frequency of holding future advisory votes on executive compensation of our named executive officers. At the 2011 Annual Meeting, our stockholders approved the proposal to hold advisory votes on executive compensation for our named executive officers once every two years. Consistent with the preference expressed by our stockholders, Proposal 5 provides for a say-on-pay advisory vote at this Annual Meeting.

Q:	What does it mean if I receive more than one Notice or package of proxy materials?

A:	If you received more than one Notice or more than one package of proxy materials, this means that you have multiple accounts holding shares of our common stock. These may include accounts with our transfer agent, American Stock Transfer & Trust Company, and accounts with a broker, bank or other holder of record. Please vote all proxy cards and voting instruction cards that you receive with each Notice or package of proxy materials to ensure that all of your shares are voted.

Q:	How can I get electronic access to the proxy materials?

A:	You can view the proxy materials on the Internet at the website referred to in your Notice. Please have your control number available. Your control number can be found on your Notice. If you received a paper copy of your proxy materials, your control number can be found on your proxy card or voting instruction card.

Q:	Can I vote my shares by filling out and returning the Notice?

A:	No. The Notice will, however, provide instructions on how to vote by Internet, by telephone, by requesting and returning a paper proxy card or voting instruction card, or by submitting a ballot in person at the meeting.

Q:	How may I vote my shares in person at the meeting?

A:	If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote in person at the meeting.

If your shares are held in an account at a brokerage firm, bank, dealer or other similar organization, you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you are also invited to attend the meeting. However, since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from your broker, bank or other agent that holds your shares, giving you the right to vote the shares at the meeting.

The meeting will be held at our offices located at 345 Inverness Drive South, Building C, Suite 310, Englewood, Colorado 80112. You can find directions to our offices on our website at http://www.gevo.com/contact.

Q:	How can I vote my shares without attending the meeting?

A:	Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held beneficially in street name, by submitting voting instructions to your broker, bank or other agent. In most cases, you will be able to do this by telephone, by using the Internet or by mail if you received a printed set of the proxy materials.

By Telephone or Internet — If you have telephone or Internet access, you may submit your proxy by following the instructions provided in the Notice, or if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.

By Mail — If you received printed proxy materials, you may submit your proxy by mail by signing your proxy card if your shares are registered or, for shares held beneficially in street name, by following the voting instructions included by your broker, bank or other agent, and mailing it in the enclosed envelope. If you provide specific voting instructions, your shares will be voted as you have instructed.

Votes submitted via the Internet or by telephone must be received by 11:59 p.m. Eastern Daylight Time on June 5, 2013. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to submit your proxy to vote your shares in advance of the Annual Meeting.

We provide Internet and telephone proxy voting with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet and telephone access, such as usage charges from Internet access providers and telephone companies.

Q:	What happens if I do not give specific voting instructions?

A:	Registered Stockholder of Record — If, at the close of business on April 8, 2013, you are a registered stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting.

Beneficial Owners of Shares Held in Street Name — If, at the close of business on April 8, 2013, you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of The NASDAQ Stock Market LLC (“NASDAQ”), the organization that holds your shares may generally vote at its discretion on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting assuming that a quorum is obtained.

Q:	Which ballot measures are considered “routine” or “non-routine?”

A:	Proposal 4, the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013, is considered a routine matter under applicable rules. A broker, bank or other holder of record may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 4. Proposal 1, regarding the election of Class III directors, Proposal 2, regarding the amendment of our Certificate of Incorporation, Proposal 3 regarding the amendment and restatement of the 2010 Plan, and Proposal 5 regarding the advisory vote on executive compensation, are considered non-routine matters under applicable rules. A broker, bank or other agent cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1, 2, 3 and 5.

If you hold your shares in street name and you do not instruct your bank, broker, or other agent how to vote your shares on Proposals 1, 2, 3 and 5, no votes will be cast on your behalf on these proposals. Therefore, it is critical that you indicate your vote on these proposals if you want your vote to be counted.

Q:	How can I revoke my proxy and change my vote after I return my proxy card?

A:	You may revoke your proxy and change your vote at any time before the final vote at the meeting. If you are a stockholder of record, you may do this by signing and submitting a new proxy card with a later date; by voting by telephone or by using the Internet, either of which must be completed by 11:59 p.m. Eastern Daylight Time on June 5, 2013 (your latest telephone or Internet proxy will be counted); or by attending the meeting and voting in person. Attending the meeting alone will not revoke your proxy unless you specifically request your proxy to be revoked. If you hold shares through a broker, bank or other agent, you must contact that broker, bank or other agent directly to revoke any prior voting instructions.

Q:	Who will pay the costs of this proxy solicitation?

A:	We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to our stockholders. We and our directors, officers and regular employees may solicit proxies by mail, personally, by telephone or by other appropriate means. No additional compensation will be paid to directors, officers or other regular employees for such services. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names for others to send proxy materials to and obtain proxies from the beneficial owners of such shares, and we may reimburse them for their costs in forwarding the solicitation materials to such beneficial owners.

Q:	Where can I find the voting results of the meeting?

A:	The preliminary voting results will be announced at the meeting. The final voting results will be reported in a current report on Form 8-K, which will be filed with the SEC within four business days after the meeting. If our final voting results are not available within four business days after the meeting, we will file a current report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the current report on Form 8-K within four business days after the final voting results are known to us.

PROPOSAL 1

ELECTION OF DIRECTORS

Overview

The Company’s Board presently has nine members and is divided into three classes, designated Class I, Class II and Class III. Each class consists of one-third of the total number of directors constituting the entire Board and each class has a three-year term. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election.

Our Certificate of Incorporation provides that the authorized number of directors may be changed only by resolution of the Board. Directors may be removed only for cause by the affirmative vote of the holders of at least a majority of the votes that all our stockholders would be entitled to cast in an annual election of directors. Any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by vote of a majority of our directors then in office, even if less than a quorum. Each director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.

At this Annual Meeting, the terms of the following Class III directors will expire: Shai Weiss, Gary W. Mize and Bruce A. Smith.

The nominating and corporate governance committee of our Board (the “Nominating and Corporate Governance Committee”) has recommended that each of Messrs. Shai Weiss, Gary W. Mize and Bruce A. Smith be elected to serve as Class III directors at the Annual Meeting. Mr. Weiss has served on the Board since 2007 and was originally elected as the designee of Virgin Green Fund I, L.P. (“Virgin Green Fund”) pursuant to the terms of our Certificate of Incorporation, as in effect at that time. Mr. Weiss was appointed Chairman of the Board on September 9, 2010. Mr. Weiss stands for election at this Annual Meeting. Mr. Mize’s appointment to the Board was approved by a majority of our directors then in office, effective September 15, 2011, and he stands for election at this Annual Meeting. Mr. Bruce Smith was appointed to the Board, effective June 20, 2010, upon the approval of a majority of the common stockholders and stands for re-election at this Annual Meeting.

Our stockholders will vote for the three Class III nominees listed above to serve until our 2016 annual meeting of stockholders and, in each case, until such director’s successor has been elected and qualified, or until such director’s earlier death, resignation or removal. The members of our Board who are Class I and Class II directors will be considered for nomination for election in 2014 and 2015, respectively.

Nominees for Election as Class III Directors for a Term Expiring in 2016

Each of the nominees listed below is currently a director of the Company. If elected at the Annual Meeting, each of these nominees would serve until the 2016 annual meeting of stockholders and until his successor is elected and qualified or until such director’s earlier death, resignation or removal. There are no family relationships among our directors or executive officers. If any nominee is unable or declines to serve as a director, the Board may designate another nominee to fill the vacancy and the proxy will be voted for that nominee.

Shai Weiss, age 45, has served as a director of the Company since 2007 and was appointed chairman of our Board in September 2010. Mr. Weiss led the formation of Virgin Green Fund, where he has been a partner since 2007. Prior to forming Virgin Green Fund, he held several management positions at ntl:Telewest (now Virgin Media, Inc.), including Managing Director of Consumer Products from 2004 to 2006, Integration Director for the merger between ntl, Inc. and Telewest Global, Inc. from 2005 to 2006, Director of Operations for the ntl Group from 2003 to 2004 and Director of Financial Planning for the Consumer division from 2002 to 2003. In his work as Managing Director of Consumer Products, Mr. Weiss was responsible for the development of internet, telephone and television for the consumer division and the Virgin.net broadband internet service provider. As director of operations for the ntl Group, he was responsible for major operational and business development projects, joint ventures and development of relationships with strategic partners. Prior to joining ntl:Telewest, Mr. Weiss organized the European office of the early-stage technology venture fund Jerusalem Venture Partners, L.P. in 2000, and was an associate with Morgan Stanley’s hi-tech mergers and acquisitions and corporate finance teams from 1997 to 2000. Mr. Weiss holds an M.B.A. from Columbia University and a B.B.A. from City University of New York, Baruch College in business and finance. We believe Mr. Weiss’s qualifications to sit on our Board include his extensive experience as a business leader and venture capitalist and his experience in advising growth-focused companies with respect to strategic direction and business transactions.

Gary W. Mize, age 62, has served as a director of the Company since September 2011. Since October 2009, Mr. Mize has held the position of partner and owner at MR & Associates. Mr. Mize served as President of Rawhide Energy LLC, an ethanol company, from April 2007 to April 2009. Mr. Mize also served as non-executive Chairman at Ceres Global AG, a Canadian public company that serves as a vehicle for agribusiness investments, from December 2007 to April 2010. In addition, Mr. Mize has also served Noble Group, Hong Kong, as Global Chief Operating Officer and Executive Director from July 2003 to December 2005 and Non-Executive Director from December 2005 to December 2006. Previously, he was President of the Grain Processing Group at ConAgra Foods, Inc., President and Chief Executive Officer of ConAgra Malt and held various positions at Cargill, Inc. Mr. Mize holds a B.A. in Business and Marketing from Michigan State University. Mr. Mize brings international business experience to the Board having previously held expatriate positions in Switzerland, Brazil and Hong Kong. We believe Mr. Mize’s qualifications to sit on our Board include his international experience, coupled with more than 35 years of experience in agribusiness.

Bruce A. Smith, age 69, has served as a director of the Company since June 2010. Since January 2012, Mr. Bruce Smith has also served as a director of Ventech Engineers, Inc., a fully integrated engineering and procurement services company for the petroleum industry. Since December 2011, Mr. Bruce Smith has served as a director and Chief Executive Officer of One Cypress Energy, a private crude logistics and marketing company. Since July 2010, he has also served as a member of the supervisory board of LyondellBasell Industries N.V., a publicly traded independent chemical company. Mr. Bruce Smith served as Chairman of Tesoro Corp. (“Tesoro”) from 1996 until June 2010, and from 1995 until May 2010 he served as Tesoro’s President and Chief Executive Officer. Between 1992 and 1995, Mr. Bruce Smith held positions as Tesoro’s Chief Operating Officer, Executive Vice President, Exploration and Production, and Chief Financial Officer. Under Mr. Bruce Smith’s leadership, Tesoro went from a small integrated oil company to a Fortune 100 refining and marketing company with a global supply chain and 650,000 barrels per day of production in the western U.S. From March 2002 to February 2008, Mr. Bruce Smith also served as a director of Noble Energy Corp., a publicly traded oil exploration and production company, where he served on the audit, compensation and corporate governance and nominating committees, including service as Chair of the audit committee in 2005 and 2006 and Chair of the compensation committee in 2003 and 2004. Mr. Bruce Smith holds an M.B.A. in finance from the University of Kansas and a B.A. in biology from Westminster College. We believe Mr. Bruce Smith’s qualifications to sit on our Board include his extensive senior leadership experience in the refining and marketing industry, his substantial management background and his previous experience serving as a director and chairman of the audit and compensation committees of a publicly traded company.

Vote Required and Board Recommendation

The affirmative vote of a plurality of the votes cast in person or by proxy at the Annual Meeting is required to elect each of Messrs. Shai Weiss, Gary W. Mize and Bruce A. Smith as Class III directors to serve until the 2016 annual meeting of stockholders. A “plurality” means, with regard to the election of directors that the three nominees for director receiving the greatest number of “for” votes from the votes cast at the Annual Meeting will be elected. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Proxies cannot be voted for a greater number of persons than three, the number of nominees named above.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR”

THE ELECTION OF EACH OF THE CLASS III NOMINEES.

Incumbent Class I Directors with Terms Expiring in 2014

Ganesh M. Kishore, Ph.D., age 59, has served as a director of the Company since 2008. Since 2011, Dr. Kishore has also served as a director of Evolva Holding SA; as a director of Kaiima, where he currently serves as a member of the advisory board and the compensation committee; as a director of Akermin, where he serves as a director and member of the compensation committee; and as a director of Glori Energy, where he serves as a member of the compensation and risk committees and chair of the executive committee. Between 2002 and 2007, he served as a director of Embrex, Inc., serving as a member of the compensation committee and nominations committee during that time. Since April 2007, he has served as Chief Executive Officer of Malaysian Life Sciences Capital Fund, where he oversees fund management, investment portfolio management and governance of companies in which Malaysian Life Sciences Capital Fund has made investments. Since January 2009, he has also served as President and Chief Executive Officer of K Life Sciences, LLC where he provides advisory services to life science businesses. Between April 2007 and December 2008, Dr. Kishore served as a Managing Director of Burrill & Company, where his responsibilities included fund management, fund raising and governance of companies in which Burrill & Company invested. Prior to joining Burrill & Company, Dr. Kishore served as Chief Biotechnology Officer at E. I. du Pont de Nemours and Company (“DuPont”) from 2005 to 2007, where he was responsible for overall biotechnology leadership for DuPont’s life science businesses. Previously, he was Vice President, Technology, and Chief Technology Officer for DuPont’s Agriculture and Nutrition Division from 2002 to 2005. In his time at DuPont, Dr. Kishore focused on research and development related to biotechnology. Before joining DuPont, Dr. Kishore held several positions between 1980 and 2000 at Monsanto Company (“Monsanto”), including Co-President, Nutrition and Consumer Sector, and Assistant Chief Scientist/Chief Biotechnologist. His contributions include the discovery, development and commercialization of agricultural biotechnology products such as ROUNDUP READY SOY, the development of a manufacturing process for Nutrasweet® and aiding in transforming Monsanto into a leading food and nutrition company. Dr. Kishore co-founded the plant biotechnology and informatics company Metahelix Life Sciences Pvt Ltd. in India, Mogene LC in St. Louis, Missouri and Abunda in San Francisco, California. He serves or has served on the boards of numerous nonprofit institutions, including the School of Nutrition and Policy at Tufts University, the St. Louis RCGA and the National Research Advisory Board of Washington University at St. Louis. He is also a member of the American Association for the Advancement of Science. Dr. Kishore holds a Ph.D. in biochemistry from the Indian Institute of Science, an M.S. in biochemistry from the University of Mysore and a B.S. in physics and chemistry from the University of Mysore. We believe Dr. Kishore’s qualifications to sit on our Board include his years of experience as an executive in the field of agricultural biotechnology and his experience in advising and managing startup companies.

Patrick R. Gruber, Ph.D., age 52, has served as Chief Executive Officer and a director of the Company since 2007. Prior to joining the Company, from 2005 to 2007 Dr. Gruber was President and Chief Executive Officer of Outlast Technologies, Inc. (“Outlast Technologies”), a technology and marketing company primarily serving the textile industry, where he was responsible for all aspects of Outlast Technologies’ business. Previously, Dr. Gruber co-founded NatureWorks LLC (formerly Cargill Dow, LLC) and served as Vice President, Technology and Operations, and Chief Technology Officer from 1997 to 2005, where he was responsible for all aspects of the business’ project, application and process technology development. Dr. Gruber is a member of the Bioenergy Technical Advisory Committee for the Energy Future Coalition. From 2007 to May 2012, Dr. Gruber served on the board of directors of Segetis, Inc. From 2007 to January 2012, Dr. Gruber served on the board of directors of Green Harvest Technologies, LLC and from 2007 to 2008, he served on the board of directors of Outlast Technologies. In 2011, Dr. Gruber was awarded the University of Minnesota Outstanding Achievement Award. In 2008, Dr. Gruber was awarded the first ever George Washington Carver Award, recognizing significant contributions by individuals in the field of industrial biotechnology and its application in biological engineering, environmental science, biorefining and biobased products. Dr. Gruber holds a Ph.D. in chemistry from the University of Minnesota, an M.B.A. from the University of Minnesota and a B.S. in chemistry and biology from the University of St. Thomas. We believe Dr. Gruber’s qualifications to sit on our Board include his experience as a Chief Executive Officer and business leader and his extensive experience developing and commercializing industrial biotechnology products.

Ruth I. Dreessen, age 57, has served as a director of the Company since March 2012. Ms. Dreessen has also been a director of Targa Resources Partners LP since February 2013 and of Versar, Inc. since November 2010. Since October 2010, Ms. Dreessen has served as Managing Director of Lion Chemical Capital, LLC, a private equity firm focused on building a portfolio of companies operating primarily in the chemical and chemical-related industries. Ms. Dreessen previously served on the board of Better Minerals & Aggregates Corporation (USS Holdings, Inc.) from 1996 to 2007 and from 2005 to 2010, Ms. Dreessen served as Executive Vice President and Chief Financial Officer of TPC Group, Inc., a leading producer of value-added products derived from niche petrochemical raw materials such as C4 hydrocarbons. From 2003 to 2005, Ms. Dreessen served as Senior Vice President, Chief Financial Officer and director (2004-2005) of Westlake Chemical Corporation. Prior to joining Westlake Chemical Corporation, Ms. Dreessen served JPMorgan Chase & Co. (formerly Chase Manhattan Corporation) in several executive positions, most recently as Managing Director, Global Chemicals Group, in Houston, Texas, where she focused on leveraged and private equity transactions in chemicals and related industries. Ms. Dreessen holds an M.S. in International Affairs from Columbia University and a B.A. in European History from New College of Florida. We believe Ms. Dreessen’s qualifications to sit on our Board include her years of experience as an executive in the chemicals industry and her experience serving on other public company boards.

Incumbent Class II Directors with Terms Expiring in 2015

Carlos A. Cabrera, age 61, has served as a director of the Company since June 2010. Since December 2011, Mr. Cabrera has served as Executive Co-Chairman of Ivanhoe Energy, a publicly traded international heavy-oil development and production company. He has also served as a director of Ivanhoe Energy since May 2010. From December 2009 to November 2011, he served as President and Chief Executive Officer of the National Institute of Low Carbon and Clean Energy, or NICE, a wholly owned subsidiary of the Shenhua Group, a major Chinese coal company. At NICE, Mr. Cabrera led efforts to invent, acquire and develop technologies to reduce the environmental and climate impact of producing energy from coal. From January 2009 to July 2009, he served as Chairman of UOP LLC, a subsidiary of Honeywell International, Inc. (“UOP”). From November 2005 to January 2009, Mr. Cabrera served as UOP’s President and Chief Executive Officer, where he oversaw all of UOP’s operations and helped grow the company’s revenue from $850 million when he assumed the role of Chief Executive Officer to $2 billion in 2008. From January to October 2005, Mr. Cabrera served as UOP’s Senior Vice President, Process Technology and Equipment, where he led UOP’s development in the refining and petrochemicals sectors. Mr. Cabrera’s previous roles at UOP include Senior Vice President, Process Technology and Equipment, Senior Vice President, Refining and Petrochemicals, Vice President, Corporate Business Development and Ventures, and Vice President and General Manager, Refining. Mr. Cabrera holds an M.B.A. in business from the University of Chicago and a B.S. in chemical engineering from the University of Kentucky. We believe Mr. Cabrera’s qualifications to sit on our Board include his broad technical and management experience in the refining, chemicals and fuels industries and his experience structuring joint ventures and leading acquisition activities in these fields.

Stacy J. Smith, age 50, has served as a director of the Company since June 2010. Since November 2011, Mr. Stacy Smith has also served as a director of Autodesk, Inc. Mr. Stacy Smith currently serves as Executive Vice President at Intel Corporation (“Intel”), a position he has held since 2010, as well as Chief Financial Officer, a position he has held since 2007, and director of Corporate Strategy. Previously, he was Intel’s Assistant Chief Financial Officer from 2006 to 2007, and Vice President, Finance and Enterprise Services and Chief Information Officer from 2004 to 2006, where he was responsible for Intel’s Information Technology Group. From 2002 to 2004, Mr. Stacy Smith was Intel’s Vice President, Sales and Marketing Group, and General Manager of Intel Europe, Middle East and Africa, where he was responsible for product sales and marketing across that region. Before then, he served in various finance positions at Intel, where he has been employed since 1988, working in the U.S., Asia, Europe and Latin America. Mr. Stacy Smith holds an M.B.A. in finance from the University of Texas and a B.A. in finance from the University of Texas. Mr. Stacy Smith brings global business leadership experience to the Board from his current position as Senior Vice President, Finance, and Chief Financial Officer of Intel. We believe that Mr. Stacy Smith’s qualifications to sit on our Board include his experience serving for over 20 years in various finance and senior management positions for Intel and his experience overseeing and advising on strategy and financial matters, including financial reporting.

Samir Kaul, age 39, has been a member of our Board of Directors since March 2013. Mr. Kaul has been a General Partner at Khosla Ventures, a venture capital firm with a substantial focus on clean technologies, since February 2006. Previously, Mr. Kaul was a member of Flagship Ventures, a venture capital firm, from 2002 to May 2006. Prior to Flagship, Mr. Kaul worked at The Institute for Genomic Research. Mr. Kaul currently serves on the board of directors of KiOR, Inc., as well as the boards of directors of several private companies, and he previously served on the board of directors of Amyris, Inc. from 2006 to 2012. Mr. Kaul holds a B.S. in Biology from the University of Michigan, an M.S. in Biochemistry from the University of Maryland and an M.B.A from Harvard Business School. Mr. Kaul provides our Board of Directors with wide-ranging experience in clean technology companies and insight in the management of startup companies and the building of companies from early stage to commercial scale.

PROPOSAL 2

AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION

TO INCREASE THE AUTHORIZED SHARES OF COMMON AND PREFERRED STOCK

The Board has voted to recommend to the stockholders that the Company amend its Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 150,000,000 shares and the number of authorized shares of preferred stock from 5,000,000 to 10,000,000 shares.

The Company is currently authorized to issue 100,000,000 shares of common stock, $0.01 par value per share, of which 43,966,309 are issued and outstanding as of March 31, 2013 and an additional 12,954,462 are reserved for issuance as of such date. The following table reflects the number of authorized, outstanding, reserved and unreserved shares of common stock as of March 31, 2013:

Number of Common Shares
Total Authorized shares of Common Stock	100,000,000
Less: Issued and Outstanding Shares of Common Stock	43,966,309
Shares of Common Stock reserved for future issuance:
Common Stock reserved for conversion of convertible senior notes	7,174,530
2006 Stock Option Plan	1,903,239
2010 Stock Option Plan	1,416,211
Additional shares requested for the 2010 Stock Option Plan —see Proposal 3 of this Proxy	3,000,000
Employee Stock Purchase Plan	1,230,484
Common Stock warrants	1,229,998

Total Outstanding Common Shares and Common Shares Reserved	59,920,771

Unreserved Common Shares Available for Issuance	40,079,229

The Company is currently authorized to issue 5,000,000 shares of preferred stock, $0.01 par value per share, of which none were issued or reserved as of the Record Date. The Board has the authority, without action by its stockholders, to designate and issue shares of preferred stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof.

Text of the Proposed Amendment

We propose to amend and restate the first paragraph of the FOURTH article of the Certificate of Incorporation to read in its entirety as follows:

“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 160,000,000, of which 150,000,000 shares shall be Common Stock, having a par value of $0.01 per share (the “Common Stock”), and 10,000,000 shares shall be Preferred Stock, having a par value of $0.01 per share (the “Preferred Stock”).”

Purpose of the Proposed Amendment

The Board believes that the proposed increase in the number of authorized shares of common stock is in the best interests of our Company and our stockholders. The Board believes that the authorized common stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board.

These purposes may include, among others, the issuance of common stock to (i) facilitate raising capital through the sale of stock, (ii) make Coupon Make-Whole Payments (as defined below) in common stock as allowed under our 7.5% convertible notes due 2022 (the “Convertible Notes”), (iii) facilitate potential mergers or acquisitions and/or (iv) attract or retain valuable employees through the issuance of stock options. Except as described above or elsewhere in this proxy statement, we have no plans, understandings, commitments, agreements or undertakings concerning the issuance of any such additional shares. The Board, however, considers the authorization of additional shares of common stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

The Board further believes that the increase in the number of authorized shares of preferred stock is also in the best interests of our Company and our stockholders. The Board believes that the authorized preferred stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board. These purposes may include, among others, the issuance of preferred stock to facilitate raising capital through the sale of stock and/or potential mergers or acquisitions. Except as described above or elsewhere in this proxy statement, we have no plans, understandings, commitments, agreements or undertakings concerning the issuance of any such additional shares. The Board, however, considers the authorization of additional shares of preferred stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

Potential Effects of the Proposed Amendment

Following the increase in authorized shares, each share of authorized common stock will have the same rights and privileges as each share of existing common stock. The issuance of additional common stock, whether before or after the increase in authorized shares, will decrease the percentage ownership of us by our existing stockholders and, depending upon the price at which such shares are issued, could be dilutive to existing stockholders. The availability of the additional shares resulting from the increase in authorized shares could have an anti-takeover effect by making it more difficult and less desirable for a third party to seek to gain control of the Company.

Timing of the Proposed Amendment

If the proposed amendment to increase the number of authorized shares of our common and preferred stock is approved by our stockholders, it will become effective immediately upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. If the proposed amendment is not approved by our stockholders, the number of authorized shares of common and preferred stock will remain unchanged.

Convertible Debt

In July 2012, we sold $45.0 million in aggregate principal amount of Convertible Notes, with net proceeds of $40.9 million. The Convertible Notes bear interest at 7.5% which is to be paid semi-annually in arrears on January 1 and July 1 of each year commencing on January 1, 2013. The Convertible Notes will mature on July 1, 2022, unless earlier repurchased, redeemed or converted.

The Convertible Notes are convertible at an initial Conversion Rate of 175.6697 shares of our common stock per $1,000 principal amount of Convertible Notes, subject to adjustment in certain circumstances as described in the indenture governing our Convertible Notes (the “Indenture”). This is equivalent to an initial Conversion Price of approximately $5.69 per share of common stock. Holders may convert the Convertible Notes at any time prior to the close of business on the third business day immediately preceding the maturity date of July 1, 2022.

If a holder elects to convert its Convertible Notes after January 1, 2013 but prior to July 1, 2017, such holder shall be entitled to receive, in addition to the shares of common stock due upon such conversion, a payment (the

“Coupon Make-Whole Payment”) equal to the sum of the present values of the lesser of: (a) eight semi-annual interest payments; or (b) the number of semi-annual interest payments that would have been payable on the Convertible Notes that a holder has elected to convert from the last day through which interest was paid, or the issue date if no interest has been paid, to but excluding July 1, 2017, computed using a discount rate of 2%. We may pay any Coupon Make-Whole Payment either in cash or in shares of our common stock at our election. If we elect to pay in common stock, the stock will be valued at 90% of the average of the daily volume weighted average prices of our common stock for the 10 trading days preceding the date of conversion. Our agreements governing our secured indebtedness with TriplePoint Capital Partners LLC (“TriplePoint”) prohibit us from paying, repurchasing or redeeming the Convertible Notes or making cash payments in respect of the Coupon Make-Whole Payment upon a conversion. Hence, we may be unable to make such payment in cash in periods when we have indebtedness outstanding with TriplePoint. At December 31, 2012, total principal and final payments outstanding to TriplePoint were $25.6 million.

Subsequent to December 31, 2012, certain holders of the Convertible Notes elected to convert bonds totaling $9.5 million, reducing the outstanding principal balance of the Convertible Notes to $35.5 million. Upon conversion of the $9.5 million principal amount of Convertible Notes, the holders of such Convertible Notes received 1,661,827 shares of common stock. In addition, such holders also received 1,577,154 shares of common stock in settlement of the $2.7 million of Coupon Make-Whole Payments due in accordance therewith.

If a Make-Whole Fundamental Change (as defined in the Indenture) occurs and a holder elects to convert its Convertible Notes prior to July 1, 2017, the Conversion Rate will increase based upon reference to the table set forth in Schedule A of the Indenture. In no event will the Conversion Rate increase to more than 202.0202 per $1,000 principal amount of Convertible Notes. If a Fundamental Change (as defined in the Indenture) occurs, at any time, then each holder will have the right to require us to repurchase all of such holder’s Convertible Notes, or any portion thereof that is an integral multiple of $1,000 principal amount, for cash at a repurchase price of 100% of the principal amount of such Convertible Notes plus any accrued and unpaid interest through the repurchase date. Additionally, on July 1, 2017, each holder will have the right to require us to repurchase all of such holder’s Convertible Notes, or any portion thereof that is an integral multiple of $1,000 principal amount, for cash at a repurchase price of 100% of the principal amount of Convertible Notes plus any accrued and unpaid interest through the repurchase date.

Warrants

In January 2008, prior to our initial public offering on February 14, 2011, we issued warrants to purchase shares of preferred stock to our affiliate, Virgin Green Fund, in conjunction with entering into a bridge financing agreement. Upon the closing of our initial public offering, the preferred stock warrants were automatically converted to warrants to purchase common stock. The warrants have an expiration date of February 13, 2014. As of the Record Date, Virgin Green Fund holds 28,786 warrants with an exercise price of $5.48 per share.

On September 18, 2009, we formed Gevo Development, LLC (“Gevo Development”) to finance and develop biorefineries through joint venture, tolling arrangements or direct acquisition. Gevo Development became a wholly owned subsidiary of Gevo, Inc. on September 22, 2010. In connection with the formation of Gevo Development, we granted CDP Gevo, LLC, the then sole owner of the Class B interests in Gevo Development, 858,000 warrants to purchase shares of our common stock with an exercise price of $2.70 per share. The warrants have an expiration date of September 21, 2016. As of the Record Date, 812,771 of these warrants remain outstanding.

Upon entering into various secured debt arrangements with TriplePoint, we issued warrants to purchase shares of our common stock in the following amounts:

•	in August 2010, we issued TriplePoint 199,999 warrants to purchase shares of our common stock in connection with our borrowing of $5 million and TriplePoint’s commitment to provide a borrowing facility of $12.5 million for the purpose of acquiring an ethanol facility in Luverne, Minnesota. The warrants have an exercise price of $9.00 per share and an expiration date of August 5, 2017; and

•

in October 2011, we issued TriplePoint 188,442 warrants to purchase shares of our common stock in connection with our borrowing up to a total of $15 million for the retrofit of the Agri-Energy Facility to isobutanol production. The warrants have an exercise price of $7.96 and an expiration date of October 20, 2018.

Vote Required and Board Recommendation

Approval of this amendment to our Certificate of Incorporation will require the affirmative vote of the holders of a majority of the common stock issued and outstanding and entitled to vote as of the Record Date. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 150,000,000 AND THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 5,000,000 TO 10,000,000.

PROPOSAL 3

AMENDMENT AND RESTATEMENT OF THE 2010 PLAN

The Board believes that the future success of the Company depends, in large part, upon our ability to attract, retain and motivate key employees and that the granting of stock options serves as an important factor in retaining key employees. On March 15, 2013, our Board approved, subject to stockholder approval, the amendment and restatement of the 2010 Plan to increase the number of shares reserved for issuance under the 2010 Plan from 2,571,286 to 5,571,286 shares. As of March 31, 2013 there were 10,596 shares available for issuance under the 2010 Plan. The Board also approved, subject to stockholder approval, improvements to language and the following additional material changes to the 2010 Plan: modification of the Plan’s vesting limitations provision and additional permissible performance measures for performance-based awards.

The Board believes the current number of shares remaining available for issuance under the 2010 Plan is insufficient. Based on our current rate of option grants, including contracted minimum grants contained in employment agreements of certain of our executive officers representing a fair value of $465,000 per year, as well as our anticipated hiring of new employees, the Board believes the existing share reserve will be exhausted within the next three months. Without the ability to provide equity compensation, we may be unable to attract and retain key employees. If this proposal is approved, we intend to continue to provide equity incentives to existing key employees as well to certain newly hired employees and outside directors. If this proposal is approved, we expect to have sufficient shares available under the 2010 Plan for the next two to three years.

The proposed increase of 3,000,000 shares was determined with the assistance of our independent compensation consultant, Hodak Value Advisors, by comparing our past option grants to key employees and newly hired employees to our current hiring and retention plan, planned grants to certain key employees as a retention tool and contracted fair value amounts included in the employment agreements of certain of our executive officers. The proposed increase in the number of shares reserved from 2,571,286 to 5,571,286, which when combined with outstanding options under our predecessor 2006 Omnibus Securities and Incentive Plan (the “2006 Plan”) under which no further shares have been granted since the adoption of the 2010 Plan, would increase our overhang from 8% to 15%. Our burn rate, net of forfeited and expired shares, has averaged 1% per year over the past three fiscal years. As of March 31, 2013 there were 1,903,239 shares outstanding under the 2006 Plan. The Board believes that the increase in the number of shares available for issuance under the 2010 Plan is in the best interests of our Company and our stockholders.

The Board believes that the other material changes to the 2010 Plan likewise are in the best interests of our Company and our stockholders. They will provide our Company with additional flexibility going forward to fulfill the purposes of the 2010 Plan: attracting, retaining, and motivating key employees.

First, awards under the 2010 Plan vest on a pro rata basis over a period of not less than three years, or, for performance awards, a period of not less than one year from the commencement of the performance evaluation period. Currently, awards that result in the total issuance of up to 10% of the shares available (as adjusted under certain other plan provisions) may be granted without vesting limitations. The proposed increase of this exception to 15% provides us with added flexibility to grant awards with shorter vesting periods, as appropriate, making such awards more useful as a recruiting, retention, and motivational tool. To date, the Company has granted 235,377 awards in reliance on the 10% provision, of which 35,838 remain outstanding at March 31, 2013.

Second, the current permissible performance measures encompass most, but not all, of the measures we believe we may wish to employ in capturing the performance of key employees and our Company. For the existing performance measures (basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments; basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total stockholder return; product development; product market share; research; licensing; litigation; human resources; information services; and mergers, acquisitions and sales of assets or business units), the proposed changes would permit any form of income or profit to be utilized, not just basic, diluted, or adjusted earnings per share; expand basic or adjusted net income to include gross margin or similar income or profit measures; and broaden economic value added to include economic profit or other similar measures of residual income. The proposed changes also would add the following new categories: cash usage; costs; technology development; and securement of intellectual property rights. Finally, the proposed changes incorporate some clarifying revisions as well: making clear that the measure for earnings before interest, taxes, and/or other adjustments (“EBITDA”) may or may not include other adjustments, and that measures concerning returns on equity, assets, capital, or revenue includes only similar return measures, not similar measures generally. These changes provide better opportunity for us to base award vesting on a more dynamic potential universe of performance measures and to respond to changing Company needs.

In sum, the Board believes that each of the proposed changes to the 2010 Plan is in the best interests of our Company and our stockholders, and recommends a vote for this proposal.

Interest of Certain Persons in This Proposal

On March 14, 2013, the Board approved the appointment of Samir Kaul to the Board. Upon his appointment to the Board, Mr. Kaul received an initial equity grant valued at $125,000, half of which will be paid by the issuance of an option to purchase shares of the Company’s common stock and half of which will be paid in restricted shares of the Company’s common stock. Such awards were granted subject to approval by the Company’s stockholders of this Proposal 3, to increase the number of shares of common stock available for issuance under the 2010 Plan. The option will not be exercisable and no restricted shares will be delivered to Mr. Kaul unless the Company’s stockholders approve this Proposal 3.

Vote Required and Board Recommendation

Approval of this amendment will require the affirmative vote of the holders of a majority of the common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE

AMENDMENT AND RESTATEMENT OF THE 2010 PLAN.

Significant Historical Award Information

Our 2006 Plan was adopted by our Board, and approved by our stockholders, in January 2006. The 2006 Plan was last amended on June 2, 2010. The 2006 Plan provided for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to our employees and any parent or subsidiary corporations’ employees, and for the grant of non-statutory stock options, restricted and unrestricted stock awards, stock appreciation rights, performance stock awards and other stock awards to our employees, directors and consultants and any parent or subsidiary corporations’ employees, directors and consultants.

After the adoption of our 2010 Plan in February 2011, no further option grants were or will be made under the 2006 Plan and, to the extent outstanding awards under the 2006 Plan are forfeited or lapse unexercised, the shares of common stock subject to such awards will be available for future issuance under the 2010 Plan. However, our 2006 Plan will continue to govern the terms and conditions of outstanding awards granted thereunder.

Effective as of March 31, 2013, we had 1,903,239 shares outstanding under our 2006 Plan and 1,416,211 shares outstanding under our 2010 Plan.

Awards Granted to Certain Persons

The number of shares subject to stock options and other awards under the 2010 Plan received by the following persons or groups since the inception of the 2010 Plan are as follows:

Name and Position	Number of Options Granted	Weighted- Average per Share Exercise Price	Number of Shares of Restricted Stock Granted	Dollar Value of Restricted Stock Granted
Patrick R. Gruber, Ph.D.	206,335	$12.64	263,114	$589,375
Chief Executive Officer and Director
Mark Smith	109,289	$11.06	184,179	$412,561
Chief Financial Officer
Christopher Ryan, Ph.D.	59,500	$5.65	218,121	$488,591
President, Chief Operating Officer and Chief Technology Officer
Brett Lund, J.D., M.B.A.	67,492	$6.10	240,089	$537,799
Executive Vice President, General Counsel and Secretary
David Glassner, Ph.D.(1)	17,250	$9.41	75,383	$168,858
Former Executive Vice President, Technology
Brant DeMuth,	132,500	$12.56	100,602	$225,348
Executive Vice President, Corporate Communications and Development
All current executive officers as a group	442,616	$10.31	905,503	$2,028,327
All current directors, who are not executive officers, as a group(2)	106,748	$8.29	253,557	$568,029
All current employees as a group (excluding executive officers)	1,003,130	$8.50	264,775	$593,096

(1)	Dr. Glassner’s employment terminated on September 28, 2012, and as of such date, all of his then outstanding unvested stock options and other equity awards immediately vested. Dr. Glassner exercised 108,296 options during the year ended December 31, 2012 which were all granted from the 2006 Plan. The remaining 108,250 options lapsed unexercised, of which 17,250 options had been originally granted from the 2010 Plan and 91,000 options had been originally granted from the 2006 Plan and were returned to the 2010 Plan. In December 2011, Dr. Glassner was awarded 37,370 restricted shares from the 2010 Plan subject to performance vesting by June 2012. The performance vesting requirement was not met and these restricted shares lapsed unvested and were returned to the 2010 Plan.
(2)	The number of awards granted to all current directors, who are not executive officers, as a group, includes those awards granted to Samir Kaul on March 14, 2013. Upon his appointment to the Board, Mr. Kaul received an initial equity grant valued at $125,000, half of which will be paid by the issuance of an option to purchase shares of the Company’s common stock and half of which will be paid in restricted shares of the Company’s common stock. Such awards were granted subject to approval by the Company’s stockholders of Proposal 3, to increase the number of shares of common stock available for issuance under the 2010 Plan. The option will not be exercisable and no restricted shares will be delivered to Mr. Kaul unless the Company’s stockholders approve Proposal 3.

New Plan Benefits

If Proposal 3 is approved, the Compensation Committee will be able to grant awards to eligible participants at its discretion. Consequently, except for the exceptions noted below, it is not possible to determine at this time the amount or dollar value of awards to be provided under the 2010 Plan should Proposal 3 be approved.

Name and Position	Dollar Value ($)	Number of Options	Number of Shares of Restricted Stock
Patrick R. Gruber, Ph.D.	$—	—	—
Chief Executive Officer and Director
Mark Smith	$—	—	—
Chief Financial Officer
Christopher Ryan, Ph.D.	$—	—	—
President and Chief Operating Officer
Brett Lund, J.D., M.B.A.	$—	—	—
Executive Vice President, General Counsel and Secretary
David Glassner, Ph.D.	$—	—	—
Former Executive Vice President, Technology
All current executive officers as a group	$—	—	—
All current directors, who are not executive officers, as a group(1)	$—	6,250	32,051
All current employees as a group (excluding executive officers)	$—	—	—

(1)	The number of awards granted to all current directors, who are not executive officers, as a group, includes those awards granted to Samir Kaul on March 14, 2013. Upon his appointment to the Board, Mr. Kaul received an initial equity grant valued at $125,000, half of which will be paid by the issuance of an option to purchase shares of the Company’s common stock and half of which will be paid in restricted shares of the Company’s common stock. Such awards were granted subject to approval by the Company’s stockholders of Proposal 3, to increase the number of shares of common stock available for issuance under the 2010 Plan. The option will not be exercisable and no restricted shares will be delivered to Mr. Kaul unless the Company’s stockholders approve Proposal 3.

Summary of the 2010 Stock Incentive Plan

Background

Since the closing of our initial public offering on February 14, 2011, equity awards are only granted pursuant to our 2010 Plan, which received stockholder approval on February 4, 2011, and became effective on the closing of our initial public offering. Our stockholders approved the 2010 Plan primarily in order to enable us to satisfy NASDAQ listing requirements, and to make awards that qualify as performance-based compensation that is exempt from the deduction limitation set forth under Section 162(m) of the Code. Section 162(m) generally limits the corporate income tax deduction to $1,000,000 annually for the nonperformance-based compensation paid to each of the Chief Executive Officer and the three other highest paid executive officers of the Company (other than the Chief Financial Officer).

No awards under the 2010 Plan occurred before the closing of our initial public offering. The 2010 Plan authorizes discretionary awards in the form of stock options, stock appreciation rights (“SARs”), restricted shares or units, unrestricted shares, deferred share units, performance awards and dividend equivalent rights. Our Board believes that the 2010 Plan is an important factor in attracting, retaining and motivating employees, consultants and directors of the Company and its affiliates, collectively referred to herein as eligible persons. Our Board believes that we need the flexibility, acting primarily through the compensation committee of our Board (the

“Compensation Committee”), both to have an ongoing reserve of common stock available for future equity-based awards, and to make future awards in a variety of forms.

On March 15, 2013, our Board approved, subject to stockholder approval, the amendment and restatement of the 2010 Plan to, among other things, increase the number of shares reserved for issuance under the 2010 Plan from 2,571,286 to 5,571,286 shares, modify the 2010 Plan’s vesting limitations provision, and broaden permissible performance measures for performance-based awards.

Share Reserve

In February 2011, our stockholders approved the 2010 Plan. We had reserved 2,571,286 shares of common stock for issuance under the 2010 Plan, plus shares of common stock from awards that had been made under the 2006 Plan that were forfeited, cancelled, settled, or had become unexercisable without the issuance of shares. (If approved by the stockholders, the number of shares reserved for issuance under the 2010 Plan will increase to 5,571,286 shares, plus shares of common stock from awards that had been made under the 2006 Plan that were forfeited, cancelled, settled, or had become unexercisable without the issuance of shares.) As of March 31, 2013, there were 10,596 shares available for issuance under the 2010 Plan. We do not expect to receive cash consideration for the granting of awards under the 2010 Plan. However, if a stock option were to be exercised, we would receive the exercise price for the shares being purchased, unless the exercise occurs pursuant to a cashless alternative that we approve.

Outstanding Award Type	Number of Shares subject to outstanding awards under the 2010 Plan as of March 31, 2013
Stock Options	1,416,211
Restricted Shares (unvested)	1,115,164
Performance Stock Units	—
Stock Appreciation Rights	—
Deferred Stock Units	—

Administration

Administration of the 2010 Plan will be carried out by our Compensation Committee; provided that our Board may act in lieu of the Compensation Committee at any time. If and to the extent permitted by applicable law, our Compensation Committee or our Board may authorize one or more executive officers to make awards under the 2010 Plan to eligible persons other than themselves. As used in this summary, the term administrator means the Compensation Committee, or the Board or its delegate if acting in lieu of the committee. With respect to decisions involving an award intended to satisfy the requirements of Section 162(m) of the Code, the administrator is to consist solely of two or more directors who are “outside directors” for purposes of that Code section, and with respect to awards to individuals subject to Section 16 of the Exchange Act, the administrator is to consist solely of two or more directors who are “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act. The 2010 Plan provides that we and our affiliates will indemnify members of the administrative committee and their delegates against any claims, liabilities or costs arising from the good faith performance of their duties under the 2010 Plan. The 2010 Plan will release these individuals from liability for good faith actions associated with the 2010 Plan’s administration.

Subject to the terms of the 2010 Plan, the administrator has express authority to determine the eligible persons who will receive awards, the number of shares of our common stock to be covered by each award, and the terms and conditions of awards. The administrator has broad discretion to prescribe, amend and rescind rules relating to the 2010 Plan and its administration, to interpret and construe the 2010 Plan and the terms of all award agreements, and to take all actions necessary or advisable to administer the 2010 Plan. Within the limits of the 2010 Plan, the administrator may accelerate the vesting of any awards, allow the exercise of unvested awards, and may modify, replace, cancel or renew any awards. In addition, the administrator may buy-out, or replace, any award, including a stock option or SAR having an exercise price that is above the current fair market value of the underlying shares, with stockholder approval being generally required if options or SARs are granted or modified as part of a re-pricing.

Awards under the 2010 Plan vest on a pro rata basis over a period of not less than three years, or, for performance awards, a period of not less than one year from the commencement of the performance evaluation period. Awards that result in the total issuance of up to 10% of the shares available (as adjusted under certain other plan provisions) may be granted without vesting limitations. (If approved by the stockholders, the Amended and Restated 2010 Plan will provide that awards that result in the total issuance of up to 15% of the shares available (as adjusted under certain other plan provisions) may be granted without respect to the plan’s minimum vesting limitations.)

Types of Awards

The administrator may grant options that are intended to qualify as incentive stock options, which we refer to as ISOs, only to employees, and may grant all other awards to any eligible persons. Stock options granted under the 2010 Plan will provide award recipients, or participants, with the right to purchase shares of our common stock at a predetermined exercise price. The administrator may grant stock options that are intended to qualify as ISOs or that are not intended to so qualify, which we refer to as Non-ISOs. The 2010 Plan also provides that ISO treatment may not be available for stock options that become first exercisable in any calendar year to the extent the value of the shares that are the subject of the stock option exceeds $100,000, based upon the fair market value of the shares of our common stock on the option grant date. As of April 10, 2013, the closing price of our common stock as reported on the NASDAQ Global Market was $2.19 per share.

A SAR generally permits a participant who receives it to receive, upon exercise, cash and/or shares of our common stock equal in value to the excess of the fair market value, on the date of exercise, of the shares of our common stock with respect to which the SAR is being exercised, over the exercise price of the SAR for such shares. The administrator may grant SARs in tandem with options, or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage.

The exercise price of ISOs, Non-ISOs and SARs may not be less than 100% of the fair market value, on the grant date, of the shares of our common stock subject to the award, although the exercise price of ISOs may not be less than 110% of such fair market value for participants who own more than 10% of our shares of common stock on the grant date. To the extent vested and exercisable in accordance with the agreement granting them, a stock option or SAR may be exercised in whole or in part, and from time to time during its term, subject to earlier termination relating to a holder’s termination of employment or service. With respect to stock options, unless otherwise provided in an award agreement, payment of the exercise price may be made in any of the following forms, or a combination of them: cash or check in U.S. dollars, certain shares of our common stock or a cashless exercise under a program the administrator approves.

The term over which participants may exercise stock options and SARs may not exceed 10 years from the date of grant; five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of our outstanding shares of common stock. During the term of the 2010 Plan, no participant may receive stock options and SARs that relate to more than 20% of the maximum number of shares of our common stock that are authorized for awards under the 2010 Plan.

Under the 2010 Plan, the administrator may grant restricted stock that is forfeitable until certain vesting requirements are met, may grant restricted stock units (“RSUs”) which represent the right to receive shares of our common stock after certain vesting requirements are met (or cash under certain circumstances), and may grant unrestricted shares as to which the participant’s interest is immediately vested. For restricted awards, the 2010 Plan provides the administrator with discretion to determine the terms and conditions under which a participant’s interests in such awards become vested. The 2010 Plan also authorizes awards of deferred share units in order to permit certain directors, officers, consultants or select members of management to defer their receipt of compensation that would otherwise be payable in cash or shares of our common stock, including shares that would otherwise be issued upon the vesting of restricted stock and RSUs. Deferred share units represent a future right to receive shares of our common stock.

Under the 2010 Plan, the administrator may grant performance-based awards in the form of performance units that the administrator may, or may not, designate as “performance compensation awards” that are intended to be exempt from Section 162(m) limitations. In either case, performance units will vest and/or become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, us, or any affiliate. Performance units will be payable in shares of common stock, cash or some combination of the two, subject to an individual participant limit, per performance period, of $2,000,000 (determined at the time of award) and 20% of the maximum number of shares of our common stock that are authorized for awards under the 2010 Plan. The administrator will decide the length of performance periods, pursuant to the terms of the 2010 Plan.

With respect to performance compensation awards, the 2010 Plan requires that the administrator specify in writing the performance period to which the award relates, and an objective formula by which to measure whether and the extent to which the award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the award may not be amended or modified in a manner that would cause the compensation payable under the award to fail to constitute performance-based compensation under Section 162(m) of the Code. Under the 2010 Plan, the possible performance measures for performance compensation awards will be limited for one or more of the following, applied in total or on a per share basis: basic, diluted or adjusted earnings per share; sales or revenue; EBITDA; basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total stockholder return; product development; product market share; research; licensing; litigation; human resources; information services; and mergers, acquisitions and sales of assets or business units. (If approved by the stockholders, the Amended and Restated 2010 Plan will (i) permit any form of income or profit to be utilized, not just basic, diluted, or adjusted earnings per share; expand basic or adjusted net income to include gross margin or similar income or profit measures; and broaden economic value added to include economic profit or other similar measures of residual income, (ii) add the following new categories: cash usage; costs; technology development; and securement of intellectual property rights, and (iii) incorporate the following clarifying revisions: making clear that the measure for EBITDA may or may not include other adjustments, and that measures concerning returns on equity, assets, capital, or revenue includes only similar return measures, not similar measures generally.)

Each performance measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by us, or such other standard applied by the administrator and, if so determined by the administrator, and in the case of a performance compensation award, to the extent permitted under Section 162(m) of the Code, adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from participant to participant, and may be established on a stand-alone basis, in tandem or in the alternative. As a condition to the issuance of shares of our common stock pursuant to awards, the 2010 Plan requires satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the award or the issuance of shares of our common stock.

Finally, the 2010 Plan authorizes the awarding of dividend equivalent rights to any eligible person. These rights may be independent of other awards, or attached to awards (other than stock options and SARs), and in all cases represent the participant’s right to receive cash payments or additional awards related to any dividends that we declare and pay to our stockholders during the term of the dividend equivalent right. Unless an award agreement provides otherwise, the distributions attributable to dividend equivalent rights that are attached to other awards shall occur when shares of our common stock are issued to settle the underlying award.

Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or the laws of descent and distribution, except to the extent the administrator permits lifetime transfers to charitable institutions, certain family members, or related trusts, or as otherwise approved by the administrator.

Adjustments of Awards

The administrator will equitably adjust the number of shares covered by each outstanding award, and the number of shares that have been authorized for issuance under the 2010 Plan but as to which no awards have yet been granted, or that have been returned to the 2010 Plan upon cancellation, forfeiture, or expiration of an award, as well as the price per share covered by each such outstanding award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares of our common stock, or any other increase or decrease in the number of issued shares effected without receipt of consideration by us. In the event of any such transaction or event, the administrator may provide in substitution for any or all outstanding options under the 2010 Plan such alternative consideration, including securities of any surviving entity, as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all options so replaced. In any case, such substitution of securities will not require the consent of any person who is granted options pursuant to the 2010 Plan.

Change in Control

In addition, in the event or in anticipation of a change in control, as defined in the 2010 Plan, the administrator may at any time in its sole and absolute discretion and authority, without obtaining the approval or consent of our stockholders or any participant with respect to his or her outstanding awards, except to the extent an award provides otherwise, take one or more of the following actions: (i) arrange for or otherwise provide that each outstanding award will be assumed or substituted with a substantially equivalent award by a successor corporation or a parent or subsidiary of such successor corporation; (ii) accelerate the vesting of awards for any period, and may provide for termination of unexercised options and SARs at the end of that period, so that awards shall vest (and, to the extent applicable, become exercisable) as to the shares of our common stock that otherwise would have been unvested and provide that our repurchase rights with respect to shares of our common stock issued upon exercise of an award shall lapse as to the shares of our common stock subject to such repurchase right; or (iii) arrange or otherwise provide for payment of cash or other consideration to participants in exchange for the satisfaction and cancellation of outstanding awards.

Unless an award agreement provides otherwise, in the event a participant holding an award assumed or substituted by the successor corporation in a change in control is involuntarily terminated, as defined in the 2010 Plan, by the successor corporation in connection with, or within 12 months following consummation of, the change in control, then any assumed or substituted award held by the terminated participant at the time of termination shall accelerate and become fully vested and exercisable in full in the case of options and SARs, and any repurchase right applicable to any shares of our common stock shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the participant’s termination. Finally, if we dissolve or liquidate, all awards will immediately terminate, subject to the ability of our Board to exercise any discretion that the Board may exercise in the case of a change in control.

Term

The term of the 2010 Plan is 10 years from February 14, 2011. Our Board may, from time to time, amend, alter, suspend, discontinue, or terminate the 2010 Plan; provided that no amendment, suspension or termination of the 2010 Plan shall materially and adversely affect awards already granted unless it relates to an adjustment pursuant to certain transactions that change our capitalization or it is otherwise mutually agreed between the participant and the administrator. An amendment will not become effective without the approval of our stockholders if it either allows for a “re-pricing” within the meaning of federal securities laws, or increases the number of shares of common stock that may be issued under the 2010 Plan (other than changes to reflect certain corporate transactions and changes in capitalization as described above). Notwithstanding the foregoing, the administrator may amend the 2010 Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

Summary of U.S. Federal Income Tax Consequences

The following discussion is intended to be a general summary of the federal income tax aspects of awards granted under the 2010 Plan and does not purport to address state, local or other taxes that may apply to awards under the 2010 Plan. Tax consequences may vary depending on particular circumstances, and administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Participants in the 2010 Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes. This discussion is based on the provisions of the Code in effect at the time this summary was drafted for inclusion in this Proxy Statement.

Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes (although it may be included as an item for alternative minimum tax purposes) as the result of the grant or exercise of an incentive stock option. Optionees who do not dispose of their shares for at least two years following the date the incentive stock option was granted or within one year following the exercise of the option will recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies both such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares either within two years after the date of grant or within one year from the date of exercise (referred to as a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be treated as a capital gain. If a loss is recognized, it will be a capital loss. A capital gain or loss will be long-term if the optionee’s holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

Non-ISO and Stock Appreciation Rights. A holder of these awards generally does not recognize taxable income as the result of the grant of such award. Upon exercise of a nonstatutory stock option or stock appreciation right, the holder normally recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the exercise date. If the holder is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option or stock appreciation right, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the holding period of the shares is more than 12 months. The Company generally is entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option or stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder.

Restricted Shares, Restricted Share Units. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date.” The determination date is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Performance and Restricted Stock Unit Awards. A participant generally will recognize no income upon the receipt of a performance share, performance unit or restricted stock unit award. Upon the settlement of such an award, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any substantially vested shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described under “Restricted Shares.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date (as defined under “Restricted Shares”), will be taxed as capital gain or loss. The Company generally is entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Deferred Share Units. A participant generally will recognize no income upon the receipt of a deferred compensation award. Upon the settlement of the award, the participant normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of the shares received. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the date they were transferred to the participant, will be taxed as capital gain or loss. The Company generally is entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Code. Deferred compensation awards, when granted, would generally be subject to the requirements of Section 409A of the Code, which would impose certain restrictions on the timing and form of payment of deferred compensation.

Potential Limitation on Company Deductions. In accordance with applicable regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation, provided that: (i) the 2010 Plan contains a per-employee limitation on the number of shares for which options or stock appreciation rights may be granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (3) the option is granted by a compensation committee comprised solely of outside directors (as defined in Section 162(m) of the Code); and (4) the exercise price of the option or right is not less than the fair market value of the stock on the date of grant. For the above reasons, our 2010 Plan provides for an annual per employee limitation as required under Section 162(m), and our Compensation Committee is comprised solely of outside directors. Accordingly, options or stock appreciation rights granted by the Compensation Committee qualify as performance-based compensation, and the other awards subject to performance goals may also qualify.

This description of the 2010 Plan is qualified in its entirety by reference to the 2010 Plan, as proposed to be amended, a copy of which is attached as Appendix A to this proxy statement.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board (the “Audit Committee”) has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending on December 31, 2013, and urges you to vote for ratification of Deloitte & Touche LLP’s appointment. Deloitte & Touche LLP has audited our financial statements since fiscal year 2008. Stockholder ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm is not required by our amended and restated bylaws (“Bylaws”) or otherwise. However, the Board is submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain Deloitte & Touche LLP. Even if the selection is ratified, the Board and the Audit Committee may, in their discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our stockholders.

We expect representatives of Deloitte & Touche LLP to be present at the Annual Meeting and available to respond to appropriate questions by stockholders. Additionally, the representatives of Deloitte & Touche LLP will have the opportunity to make a statement if they so desire.

Principal Accountant Fees and Services

The following table presents the aggregate fees billed or accrued for professional services rendered by Deloitte & Touche LLP during the last two fiscal years:

Type	2011	2012
Audit Fees	$407,141	$425,000
Audit Related Fees	—	—
Tax Fees	30,095	27,790
All Other Fees	—	—

Total Fees	$437,236	$452,790

Audit Fees — This category includes the aggregate fees billed or accrued for each of the last two fiscal years for professional services rendered by the independent auditors for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Registration Statement on Form S-3 and quarterly reports filed with the SEC and services that are normally provided by the independent auditors in connection with other statutory and regulatory filings made by the Company during those fiscal years.

Audit Related Fees — This category includes the aggregate fees billed in each of the last two fiscal years for services by the independent auditors that are reasonably related to the performance of the audits of the financial statements and are not reported above under “Audit Fees.”

Tax Fees — This category includes the aggregate fees billed in each of the last two years for professional services rendered by the independent auditors for tax compliance, tax planning and tax advice.

All Other Fees — This category includes the aggregate fees billed in each of the last two fiscal years for products and services by the independent auditors that are not reported under “Audit Fees,” “Audit Related Fees,” or “Tax Fees.”

Audit Committee’s Pre-Approval Policies and Procedures

Before our independent registered public accounting firm is engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee. From time to time, our Audit Committee may pre-approve specified types of services that are expected to be provided to us by our registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

Our Audit Committee may delegate the authority to approve any audit or non-audit services to be provided to us by our registered public accounting firm to one or more subcommittees (including a subcommittee consisting of a single member). Any approval of services by a subcommittee of our Audit Committee pursuant to this delegated authority is reported at the next meeting of our Audit Committee.

Vote Required and Board Recommendation

Stockholder ratification of Deloitte & Touche LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will be treated as shares present and entitled to vote and will therefore have the same effect as a vote against this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

PROPOSAL 5

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we are providing our stockholders the opportunity to vote on a non-binding, advisory resolution, commonly known as a “say-on-pay” resolution, to approve the compensation of our named executive officers as described in this proxy statement in the section titled “Compensation Discussion and Analysis,” beginning on page 39, the compensation tables beginning on page 42 and any related narrative discussion contained in this proxy statement. This proposal gives our stockholders the opportunity to express their views on the design and effectiveness of our executive compensation program.

Our executive compensation program is designed to retain, attract and motivate talented, qualified senior executives to effectively manage and promote the success of our Company at a reasonable total compensation cost. To achieve this balance of objectives, the Compensation Committee has adopted a compensation approach that includes a mix of short-term and long-term components, cash and equity elements and fixed and contingent payments in proportions that we believe will provide appropriate incentives to reward our senior executives and management team. Under these programs, our executive officers are rewarded for the achievement of both specific financial and strategic goals, which are expected to result in increased stockholder value.

At the 2011 Annual Meeting, approximately 95% of the votes cast by our stockholders were in favor of the say-on-pay vote. The Compensation Committee generally believes that such results affirmed stockholder support of our approach to executive compensation.

Please read the “Compensation Discussion and Analysis” and the tables and related narrative discussion for additional details about our executive compensation programs, including information about the fiscal year 2012 compensation of our named executive officers.

Fiscal Year 2012 Business Highlights

For the fiscal year ending December 31, 2012:

•	We completed the initial retrofit construction of our 22 MGPY ethanol production facility in Luverne, Minnesota (the Agri-Energy Facility);

•

In May 2012, we commenced initial startup operations for the production of isobutanol at our Agri-Energy Facility and produced approximately 100,000 gallons of bio-based isobutanol for initial sale and future customer testing;

•

We were issued nine patents in 2012; U.S. Patent No. 8101808, U.S. Patent No. 8097440, U.S. Patent No. 8133715, U.S. Patent No. 8153415, U.S. Patent No. 8158404, U.S. Patent No. 8193402, U.S. Patent No. 8232089, U.S. Patent No. 8273565 and U.S. Patent No. 8283505. As of December 31, 2012, we have submitted 375 patent applications in the U.S. and in various foreign jurisdictions directed to our technologies and specific methods and products that support our business in the biofuels and bio-industrial market; and

•	In July 2012 we completed concurrent, underwritten public offerings of common stock and convertible debt generating aggregate proceeds of $106,875,000.

We believe that the compensation of our named executive officers for fiscal 2012 was appropriate and reasonable and that our compensation policies and procedures are sound and support the best interests of our Company and our stockholders. Additionally, we believe that our compensation policies and procedures are effective in aligning the executives’ long-term interests with those of our stockholders.

Accordingly, the following resolution will be submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the stockholders of Gevo, Inc. (the “Company”) approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in this proxy statement.”

Vote Required and Board Recommendation

This vote is not intended to address any specific element of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices described in this proxy statement. Approval of the above resolution requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will be treated as shares present and entitled to vote and will therefore have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

As an advisory vote, the outcome of the vote on this proposal is not binding upon us. However, our Compensation Committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of this vote when making future compensation decisions for our named executive officers.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RESOLUTION

APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

AS DISCLOSED IN THIS PROXY STATEMENT.

INFORMATION REGARDING THE BOARD OF DIRECTORS

AND CORPORATE GOVERNANCE

General

This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of our Corporate Governance Guidelines, the charters of the committees of our Board and our Code of Business Conduct and Ethics described below may be viewed on our website at http://ir.gevo.com under the heading “Corporate Governance.” Alternately, you can request a copy of any of these documents free of charge by writing to our Secretary, c/o Gevo, Inc., 345 Inverness Drive South, Building C, Suite 310, Englewood, Colorado 80112.

Our Board has adopted corporate governance guidelines to assist the Board in the exercise of its duties and responsibilities and to serve the best interests of our Company and our stockholders. The corporate governance guidelines are available for review on our website at http://ir.gevo.com under the heading “Corporate Governance.” These guidelines, which provide a framework for the conduct of our Board’s business, provide:

•	that the Board’s principal responsibility is to oversee the management of the Company;

•	criteria for Board membership;

•	that a majority of the members of the Board shall be independent directors;

•	limits on a Board member’s service on boards of directors of other public companies;

•	for the appointment of a lead independent director;

•	that the independent directors meet regularly in executive session;

•	that at least annually, the Board and its committees will conduct a self-evaluation; and

•	that directors have complete access to all officers and employees.

Independence of Directors

As required by the listing standards of NASDAQ, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board. Our Board consults with our legal counsel to ensure that its determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in the applicable NASDAQ listing standards.

Our Board has unanimously determined that eight of our current directors, constituting a majority of the Board, are “independent” directors as that term is defined by NASDAQ Marketplace Rule 5605(a)(2). In making this determination, the Board has affirmatively determined, considering broadly all relevant facts and circumstances regarding each independent director, that none of the independent directors has a material relationship with us (either directly or as a partner, stockholder, officer or affiliate of an organization that has a relationship with us). In addition, based upon such standards, the Board determined that Dr. Gruber, who currently serves as a Class I director, is not “independent” because he is our Chief Executive Officer.

Board Leadership Structure

The Board believes that its current independent Board structure is best for our Company and provides good corporate governance and accountability. The Board does not have a fixed policy regarding the separation of the roles of the Chairman of the Board and the Chief Executive Officer because it believes the Board should be able to freely select the Chairman of the Board based on criteria that it deems to be in the best interests of the Company and its stockholders. The functions of the Board are carried out by the full Board, and when delegated, by the Board committees. Each director is a full and equal participant in the major strategic and policy decisions of our Company.

Mr. Shai Weiss is the Chairman of our Board and Dr. Patrick Gruber is our Chief Executive Officer. Mr. Weiss was originally elected to the Board in 2007 by Virgin Green Fund pursuant to the terms of our Certificate of Incorporation, as in effect at that time. The Board believes that the current structure of a separate Chairman of the Board and Chief Executive Officer is the optimum structure for the Company at this time.

Board’s Role in Risk Oversight

The risk oversight function of the Board is carried out by both the Board and the Audit Committee. The Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Our Audit Committee meets periodically with management to discuss our major financial and operating risk exposures and the steps, guidelines and policies taken or implemented relating to risk assessment and risk management. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our Nominating and Corporate Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest and oversees management of risks associated with environmental, health and safety concerns. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is informed about such risks by the committees.

Meetings

Our Board is responsible for overseeing the management of our business. We keep our directors informed of our business at meetings and through reports and analyses presented to the Board and the committees of the Board. Regular communications between our directors and management also occur apart from meetings of the Board and committees of the Board. During fiscal year 2012, there were 12 meetings of the Board. The Board also encourages its directors to attend annual meetings of our stockholders and four directors attended the annual meeting of our stockholders held on June 12, 2012.

Information Regarding Board Committees

Our Board has established a standing Audit Committee, a standing Compensation Committee and a standing Nominating and Corporate Governance Committee to devote attention to specific subjects and to assist it in the discharge of its responsibilities. All three committees operate under written charters adopted by our Board, each of which is available on our website at http://ir.gevo.com under the heading “Corporate Governance.” The following table provides membership and meeting information for fiscal year 2012 for each of the Board committees. Each director attended at least 75% of the aggregate number of meetings of the Board and of the committees of the Board on which he or she served, which were held during the period for which he or she was a director and/or committee member, except for Mr. Bruce Smith who attended 8 meetings of the Board.

Name	Audit		Compensation		Nominating and Corporate Governance
Employee Director:
Patrick Gruber, Ph.D.	—		—		—
Non-Employee Directors:
Carlos Cabrera	X		—		X
Ruth Dreessen	X	(1)(2)	—		—
Ganesh Kishore, Ph.D.	—		X		—
Gary Mize	X		X		—
Bruce Smith	X	(2)	—		X
Stacy Smith	—		X		—
Shai Weiss	—		X	(1)	X	(1)

Total meetings in fiscal year 2012	8		4		1
Total actions by written consent in fiscal year 2012	2		1		—

(1)	Committee Chair.
(2)	Ms. Dreessen was appointed Chair of the Audit Committee effective upon her appointment to the Board on March 14, 2012. Mr. Bruce Smith was the Chair of the Audit Committee up to March 14, 2012, the date of Ms. Dreessen’s appointment

Below is a description of each committee of our Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

Our Audit Committee oversees our corporate accounting and financial reporting process. Among other matters, the Audit Committee appoints the independent registered public accounting firm; evaluates the independent registered public accounting firm’s qualifications, independence and performance; determines the engagement of the independent registered public accounting firm; reviews and approves the scope of the annual audit and the audit fee; discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly consolidated financial statements; approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our engagement team as required by law; reviews our consolidated financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC; reviews our critical accounting policies and estimates; and annually reviews the Audit Committee charter and the committee’s performance.

The current members of our Audit Committee are Ms. Ruth Dreessen and Messrs. Carlos Cabrera, Gary Mize and Bruce Smith, each of whom is a non-employee member of our Board. Ms. Dreessen was appointed to serve on the Audit Committee on March 14, 2012. Effective as of March 14, 2012, Ms. Dreessen was also appointed to replace Mr. Bruce Smith as the Chair of the committee. Our Board has determined that all members of our Audit Committee meet the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and NASDAQ. Our Board has further determined that Ms. Dreessen is our audit committee financial expert, as that term is defined under the applicable rules of the SEC, and has the requisite financial sophistication as defined under the applicable rules and regulations of NASDAQ. Prior to the appointment of Ms. Dreessen to the Audit Committee, Mr. Bruce Smith was determined to be our audit committee financial expert. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and NASDAQ, a copy of which can be found on our website at http://ir.gevo.com under the heading “Corporate Governance.”

REPORT OF THE AUDIT COMMITTEE

The Audit Committee’s role includes the oversight of our financial, accounting and reporting processes; our system of internal accounting and financial controls; our enterprise risk management program; and our compliance with related legal, regulatory and ethical requirements. The Audit Committee oversees the appointment, compensation, engagement, retention, termination and services of our independent registered public accounting firm, including conducting a review of its independence; reviewing and approving the planned scope of our annual audit; overseeing our independent registered public accounting firm’s audit work; reviewing and pre-approving any audit and non-audit services that may be performed by it; reviewing with management and our independent registered public accounting firm the adequacy of our internal financial and disclosure controls; reviewing our critical accounting policies and the application of accounting principles; and monitoring the rotation of partners of our independent registered public accounting firm on our audit engagement team as required by regulation. The Audit Committee establishes procedures, as required under applicable regulation, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee’s role also includes meeting to review our annual audited financial statements and quarterly financial statements with management and our independent registered public accounting firm. The Audit Committee held eight meetings during fiscal year 2012.

Each member of the Audit Committee meets the independence criteria prescribed by applicable regulation and the rules of the SEC for audit committee membership and is an “independent director” within the meaning of applicable NASDAQ listing standards. Each Audit Committee member meets NASDAQ’s financial literacy requirements, and the Board has further determined that Ms. Dreessen (i) is an “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K promulgated by the SEC and (ii) also meets NASDAQ’s financial sophistication requirements. The Audit Committee acts pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and NASDAQ, a copy of which can be found on our website at http://ir.gevo.com under the heading “Corporate Governance.”

Effective March 14, 2012, Ruth Dreessen was appointed to the Board as a director and as a member of the Audit Committee. Ms. Dreessen was also appointed to serve as Chair of the Audit Committee. The former Chair of the Audit Committee, Mr. Bruce Smith, continues to serve as a member of the Audit Committee following the appointment of Ms. Dreessen.

We have reviewed and discussed with management and Deloitte & Touche LLP our audited financial statements. We discussed with Deloitte & Touche LLP the overall scope and plans of their audit. We met with Deloitte & Touche LLP, with and without management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have reviewed and discussed with Deloitte & Touche LLP matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. We have received from Deloitte & Touche LLP the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence. We have discussed with Deloitte & Touche LLP matters relating to its independence, including a review of both audit and non-audit fees, and considered the compatibility of non-audit services with Deloitte & Touche LLP’s independence.

Based on the reviews and discussions referred to above and our review of the Company’s audited financial statements for fiscal year 2012, we recommended to the Board that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the SEC.

Respectfully submitted,

AUDIT COMMITTEE

Ruth I. Dreessen, Chair

Carlos A. Cabrera

Gary W. Mize

Bruce A. Smith

The foregoing Report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing of ours under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent we specifically incorporate this report by reference.

Compensation Committee

Our Compensation Committee reviews and recommends policies relating to compensation and benefits of our officers and employees. The Compensation Committee reviews and approves corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and sets the compensation of these officers based on such evaluations. The Compensation Committee also recommends to our Board the issuance of stock options and other awards under our stock plans.

The current members of our Compensation Committee are Mr. Shai Weiss, Dr. Ganesh Kishore, Mr. Gary Mize and Mr. Stacy Smith, each of whom is a non-employee member of our Board. Mr. Weiss serves as the Chair of the committee. Our Board has determined that each of the members of our Compensation Committee is an independent or outside director under the applicable rules and regulations of the SEC, NASDAQ and the Code, relating to Compensation Committee independence. The Compensation Committee operates under a written charter, a copy of which can be found on our website at http://ir.gevo.com under the heading “Corporate Governance.” On an annual basis, the Compensation Committee reviews and evaluates its written charter and the performance of the committee and its members, including compliance of the committee with its written charter.

Compensation Committee Interlocks and Insider Participation

The members of our Compensation Committee are Mr. Shai Weiss, Dr. Ganesh Kishore, Mr. Gary Mize and Mr. Stacy Smith. None of the members of our Compensation Committee is or has been an officer or employee of the Company, and none of our executive officers currently serves, or in the past year has served, as a member of the board or compensation committee (or other committee serving an equivalent function) of any entity that has one or more executive officers serving on our Board or Compensation Committee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the “Compensation Discussion and Analysis” contained in this proxy statement. Based on this review and discussion, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,

COMPENSATION COMMITTEE

Shai Weiss, Chair

Ganesh Kishore, Ph.D.

Gary W. Mize

Stacy J. Smith

The foregoing Compensation Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing of ours under the Securities Act or under the Exchange Act except to the extent we specifically incorporate this report by reference.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our Board concerning governance matters.

The current members of our Nominating and Corporate Governance Committee are Messrs. Shai Weiss, Carlos Cabrera and Bruce Smith, each of whom is a non-employee member of our Board. Mr. Weiss serves as the Chair of the committee. Our Board has determined that each of the members of our Nominating and Corporate Governance Committee is an independent director under the applicable rules and regulations of the SEC and NASDAQ relating to Nominating and Corporate Governance Committee independence. The Nominating and Corporate Governance Committee operates under a written charter, a copy of which can be found on our website at http://ir.gevo.com under the heading “Corporate Governance.” On an annual basis, the Nominating and Corporate Governance Committee reviews and evaluates its written charter and the performance of the committee and its members, including compliance of the committee with its written charter.

Consideration of Director Nominees

Director Qualifications

There are no specific minimum qualifications that the Board requires to be met by a director nominee recommended for a position on our Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the rules and regulations applicable to us. The Nominating and Corporate Governance Committee considers a potential director candidate’s experience, areas of expertise and other factors relative to the overall composition of our Board and its committees, including the following characteristics: experience, judgment, commitment (including having sufficient time to devote to the Company), skills, diversity and expertise appropriate for the Company. In assessing potential directors, the Nominating and Corporate Governance Committee may consider the current needs of the Board and the Company to maintain a balance of knowledge, experience and capability in various areas.

Stockholder Nominations

The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders of record. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether a candidate was recommended by a stockholder of record or not. Stockholders of record who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board at an annual meeting of stockholders must do so by delivering a written recommendation to the Nominating and Corporate Governance Committee, c/o Gevo, Inc., 345 Inverness Drive South, Building C, Suite 310, Englewood, Colorado 80112, Attn: Secretary, no later than the close of business on the 90th day nor earlier than the 120th day prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be delivered, or mailed and received, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made.

Each written recommendation must set forth, among other information:

•	the name and address of the stockholder of record and any beneficial owner on whose behalf the nomination is being made;

•

the class, series and number of shares of common stock of the Company, and any convertible securities of the Company, that are beneficially owned by the stockholder of record and any beneficial owner on whose behalf the nomination is being made;

•

any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such stockholder of record and any beneficial owner on whose behalf the nomination is being made;

•

any proxy, agreement, arrangement, understanding or relationship pursuant to which such stockholder of record and any beneficial owner on whose behalf the nomination is being made has or shares a right to vote any shares of any class or series of the Company;

•

any agreement, arrangement, understanding or relationship, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such stockholder of record and any beneficial owner on whose behalf the nomination is being made;

•	the proposed director candidate’s name, age, business address and residential address;

•

complete biographical information for the proposed director candidate, including the proposed director candidate’s principal occupation or employment and business experience for at least the previous five years;

•

the class and number of shares of common stock of the Company that are beneficially owned by the proposed director candidate and any convertible securities of the Company that are beneficially owned by the director candidate as of the date of the written recommendation;

•	a completed and signed questionnaire, representation and agreement from the director candidate, as further described in our Bylaws; and

•

any other information relating to the proposed director candidate that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A promulgated under the Exchange Act.

Director candidate nominations from stockholders must be provided in writing and must include the written consent of each proposed nominee to serve as a director if so elected. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to director nominations.

If a proposed director candidate is recommended by a stockholder in accordance with the procedural requirements discussed above, the Secretary will provide the foregoing information to the Nominating and Corporate Governance Committee.

Evaluating Nominees for Director

Our Nominating and Corporate Governance Committee considers director candidates that are suggested by members of the committee, other members of our Board, members of management, advisors and our stockholders who submit recommendations in accordance with the requirements set forth in our Bylaws, as described above. Our Board has engaged a third-party search firm to identify potential candidates for consideration by the Nominating and Governance Committee and election to our Board. The Nominating and Corporate Governance Committee may, in the future, retain this or other third-party search firms to identify Board candidates on terms and conditions acceptable to the Nominating and Corporate Governance Committee to assist in the process of identifying or evaluating director candidates. The Nominating and Corporate Governance Committee evaluates all nominees for director using the same approach whether they are recommended by stockholders or other sources. The Nominating and Corporate Governance Committee reviews candidates for director nominees in the context of the current composition of our Board and committees, the operating requirements of the Company and the long-term interests of our stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers the director nominee’s qualifications, diversity, skills and such other factors as it deems appropriate given the current needs of the Board, the committees and the Company, to maintain a balance of knowledge, experience, diversity and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to the Board, the committees and the Company during their term, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee will also determine whether the nominee must be independent for NASDAQ purposes, which determination will be based upon applicable NASDAQ listing standards and applicable SEC rules and regulations. Although we do not have a formal diversity policy, when considering diversity in evaluating director nominees, the Nominating and Corporate Governance Committee focuses on whether the nominees can contribute varied perspectives, skills, experiences and expertise to the Board.

The Nominating and Corporate Governance Committee will evaluate the proposed director’s candidacy, including proposed candidates recommended by stockholders, and recommend whether the Board should nominate the proposed director candidate for election by our stockholders.

Stockholder Communications with the Board

Any stockholder who desires to contact our Board, or specific members of our Board, may do so electronically by sending an email to the following address: directors@gevo.com. Alternatively, a stockholder may contact our Board, or specific members of our Board, by writing to: Investor Relations, c/o Gevo, Inc., 345 Inverness Drive South, Building C, Suite 310, Englewood, Colorado 80112, Attn: Secretary. All such communications will be initially received and processed by the office of our Secretary. Accounting, audit, internal accounting controls and other financial matters will be referred to the Chair of the Audit Committee. Other matters will be referred to the Board, the non-employee directors or individual directors as appropriate.

The Board has instructed the Secretary to review all communications so received and to exercise his discretion not to forward to the Board correspondence that is inappropriate such as business solicitations, frivolous communications and advertising, routine business matters and personal grievances. However, any director may at any time request the Secretary to forward any and all communications received by the Secretary but not forwarded to the directors.

Code of Business Conduct and Ethics

Our Board has adopted a code of business conduct and ethics which applies to all of our employees, officers (including our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions), directors and consultants. The full text of our code of business conduct and ethics has been posted on our website at http://ir.gevo.com under the heading “Corporate Governance.” We expect that any amendments to the code, or any waivers of its requirements, will be disclosed on our website.

Information Regarding Executive Officers

The following table sets forth certain information about our executive officers, as of March 31, 2013:

Name	Age	Position(s)
Patrick R. Gruber, Ph.D.(1)	52	Chief Executive Officer and Director
Christopher Ryan, Ph.D.	51	President, Chief Operating Officer and Chief Technology Officer
Mark Smith	51	Chief Financial Officer
Brett Lund, J.D., M.B.A.	37	Executive Vice President, General Counsel and Secretary

(1)	The biographical information for Dr. Patrick Gruber is provided on page 8 of this proxy statement.

Christopher Ryan, Ph.D. has served as President and Chief Operating Officer of the Company since June 2011 and as Chief Technology Officer of the Company since September 2012, having previously served the Company as its Executive Vice President, Business Development since June 2009. Prior to joining the Company, he co-founded NatureWorks LLC (“NatureWorks”) in 1997. Dr. Ryan served as Chief Operating Officer for NatureWorks from 2008 to 2009 and Chief Technology Officer for NatureWorks from 2005 to 2008, where he was involved in the development and commercialization of that company’s new biobased polymer from lab-scale production in 1992 through the completion of a $300 million world-scale production facility. Prior to 1992, Dr. Ryan served for four years in Corporate R&D for specialty chemical company HB Fuller Company. He has over 20 years of experience in strategic leadership, business development and research and product development in biobased materials. Dr. Ryan holds a Ph.D. in organic chemistry from the University of Minnesota, a B.S. in chemistry from Gustavus Adolphus College and completed the Management of Technology program at the University of Minnesota.

Mark Smith has served as Chief Financial Officer of the Company since November 2008. Prior to joining the Company, Mr. Mark Smith served as Chief Financial Officer of Replidyne, Inc. (“Replidyne”), from March 2006 to February 2009, where he played a leadership role in completing its initial public offering and executing its strategic sale to Cardiovascular Systems, Inc. Prior to joining Replidyne, Mr. Mark Smith was an officer at Nabi Biopharmaceuticals, from August 1999 to March 2006, serving as Senior Vice President, Finance, and Chief Financial Officer from April 2001 to March 2006. Prior to joining Nabi Biopharmaceuticals, Mr. Mark Smith was an officer at Neuromedical Systems, Inc., where he served as Vice President, Finance and Administration and Chief Financial Officer from March 1998 to July 1999. He previously served in various financial executive capacities at Genzyme Corporation (“Genzyme”) from 1996 to 1998, most recently as Group Controller. From 1991 to 1996, Mr. Mark Smith worked in various financial management capacities at Genetrix, Inc., most recently as Chief Financial Officer prior to its sale to Genzyme in 1996. He previously was an accountant at Price Waterhouse (now PricewaterhouseCoopers) in both Australia and the U.S. Mr. Mark Smith holds a B.A. in accounting from Canberra College of Advanced Education.

Brett Lund, J.D., M.B.A. has served as Executive Vice President, General Counsel and Secretary of the Company since 2007. In 2013, Mr. Lund was named “Forty Under 40” by the Denver Business Journal for being one of the Top Forty Business Leaders under age 40. In 2012, Mr. Lund was named one of the “Most Influential

Young Professionals” in Colorado by ColoradoBiz Magazine and also in 2012, Mr. Lund was named “Best Corporate Counsel” by the Denver Business Journal. Before joining the Company, from 2004 to 2007, he served as Chairman of the legal, intellectual property and licensing group and biotechnology licensing manager for Syngenta Biotechnology, Inc.’s (“Syngenta”) biofuels business. At Syngenta, Mr. Lund led the management of intellectual property, in-licensing, out-licensing, research collaborations and strategic alliances. In 2006, Mr. Lund co-founded and was a board member of Agarigen, Inc., where he developed a novel protein expression platform for biologic pharmaceuticals, vaccines and commercial enzymes. At Agarigen, Mr. lund worked on a multi-million dollar research program for the Defense Advanced Research Projects Agency (DARPA) and later led the sale of Agarigen to Intrexon, Inc. Prior to Agarigen, he served as Associate General Counsel for Ford Motor Company, Inc.’s Wingcast subsidiary. Mr. Lund was previously a corporate attorney at the law firm of Cooley LLP, where he represented numerous companies regarding intellectual property licensing, initial public offerings, venture capital financing, mergers and acquisitions, securities, strategic alliances and related transactions. Mr. Lund holds a J.D. from Duke Law School, an M.B.A. from Duke University’s Fuqua School of Business and a B.A. in political science from the University of California, San Diego. He is a Certified Licensing Professional by the Licensing Executives Society and admitted to practice law in California and North Carolina.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

The following discussion and analysis of compensation arrangements of our named executive officers for the fiscal year ended December 31, 2012 should be read together with the compensation tables and related disclosures set forth below. This discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

Named Executive Officers

The individuals in the Summary Compensation Table set forth after this Compensation Discussion and Analysis are referred to as the “named executive officers.” Our named executive officers as of December 31, 2012 are:

•	Dr. Patrick R. Gruber, Chief Executive Officer

•	Mark Smith, Chief Financial Officer

•	Dr. Christopher Ryan, President, Chief Operating Officer and Chief Technology Officer

•	Brett Lund, Executive Vice President, General Counsel and Secretary

In addition to the named executive officers listed above, the following former executive officer is included in our Summary Compensation Table set forth in this Compensation Discussion and Analysis:

•	Dr. David Glassner, former Executive Vice President, Technology

Overview — Compensation Philosophy and Objectives

We believe that every aspect of our compensation programs, including the mix of short-term and long-term, cash and equity, and fixed and contingent payments should enhance the Company’s ability to maximize stockholder value over time. Our specific objectives consistent with that philosophy are to:

•	provide a target level of total compensation sufficient to attract and retain the talent needed to formulate and execute our strategies;

•	deliver compensation in a manner that aligns the interests of our executive officers with our stockholders; and

•	achieve our attraction and alignment goals at a reasonable cost to the stockholders, mindful of our competing needs of conserving cash and limiting stockholder dilution.

To meet these objectives, we provide each named executive officer a cash salary, annual incentive payments based upon the achievement of corporate goals established by the Compensation Committee, regular grants of equity and other benefits typical of a company in our sector. While our objectives guide the development of our compensation programs, the Compensation Committee has the prerogative to alter our programs and practices according to the evolving needs of the Company, within the constraints of any agreements in place with individual employees.

Role of the Compensation Committee

The current members of our Compensation Committee are Mr. Shai Weiss, Dr. Ganesh Kishore, Mr. Gary Mize and Mr. Stacy Smith. Each of these individuals qualifies as (i) an “independent director” under the requirements of NASDAQ, (ii) a “non-employee director” under Rule 16b-3 of the Exchange Act, and (iii) an

“outside director” under Section 162(m) of the Code. The Compensation Committee evaluates, approves, administers and interprets our executives’ compensation and benefit policies, including our annual executive incentive plan, 2006 Plan and 2010 Plan, consistent with our compensation philosophy.

Historically, as a private company, our Compensation Committee considered compensation data informally collected by the Compensation Committee members from various other private, venture capital-backed, development-stage companies, and from research of pay practices at similar companies. The Compensation Committee has also relied on its members’ business judgment and collective experience with respect to compensation practices at other companies in the technology industry. Our Compensation Committee determines subjectively what it believes to be the appropriate level and mix of the various compensation components.

Role of Executive Officers in Compensation Decisions

For executive officers other than our Chief Executive Officer, the Compensation Committee has historically sought and considered input from our Chief Executive Officer regarding such executive officers’ responsibilities, performance and compensation. Specifically, our Chief Executive Officer recommends base salary increases, equity award levels and the performance goals that are used throughout our compensation plans, and advises the Compensation Committee regarding the compensation program’s ability to attract, retain and motivate executive talent. Our Compensation Committee has and exercises the ability to materially increase or decrease the compensation amounts recommended by our Chief Executive Officer. Our Chief Executive Officer is also involved in our executive compensation process by providing input on the performance targets for our compensation plan, including the relative weight to be assigned to each performance target, and presenting data regarding the impact of the executive compensation programs on our financial performance. Our Compensation Committee routinely meets in executive session, and our Chief Executive Officer is not permitted to attend during sessions of the Compensation Committee and sessions of the Board where decisions are made regarding his compensation.

Role of Compensation Consultant

Effective April 21, 2011, our Compensation Committee appointed Hodak Value Advisors (the “Compensation Consultant”), an independent consultant, to formulate a report and make recommendations to our Compensation Committee regarding executive compensation. In 2012, the Compensation Consultant presented to our Compensation Committee information based on peer group and other market data supplemented by survey data for particular positions. The peer group companies chosen were primarily public biofuel and alternative energy companies that are comparable in size by market cap and are in similar stages of development as the Company. In making its report to the Compensation Committee, the Compensation Consultant used compensation peer data from the following companies:

A123 Systems, Inc.	EnerNOC, Inc.	Parabel, Inc. (formerly PetroAlgae)
American Superconductor	FuelCell Energy, Inc.	Rentech, Inc.
Amtech Systems, Inc.	Genomatica, Inc.	Solazyme, Inc.
Amyris, Inc.	KiOR, Inc.	Synthesis Energy Systems
BioFuel Energy Corp.	Luca Technologies	Syntroleum Corp.
Clean Energy Fuels Corp.	Metabolix, Inc.	Verenium Corp.
Codexis, Inc.	Myriant, Inc.
Energy Recovery, Inc.	Ormat Technologies, Inc.

The Compensation Committee used the peer group and market and survey data provided by the Compensation Consultant to make the initial determination of the competitiveness of target total compensation for each executive. Our Compensation Committee makes adjustments down or up from such market-based determination based on its comprehensive assessment of retention risk for each executive, based in part on input from our Chief Executive Officer with regard to the positions that report to him.

Board’s Consideration of Advisory Vote

In June 2011, we held a stockholder advisory vote on the compensation of our named executive officers, commonly referred to as a say-on-pay vote. Our stockholders overwhelmingly approved the compensation of our named executive officers, with approximately 95% of stockholder votes cast in favor of our say-on-pay resolution. As we evaluated our compensation practices and talent needs throughout fiscal 2012, our Board was mindful of the strong support our stockholders expressed for our philosophy of linking compensation to our operating objectives and the enhancement of stockholder value. We are holding another stockholder advisory vote on the compensation of our named executive officers at our upcoming Annual Meeting to be held on June 6, 2013.

Executive Compensation Program

Our executive compensation program consists of five elements: base salary; annual bonuses; equity-based awards; benefits; and severance/change of control protection. These components allow us to attract, retain and motivate our executives in accordance with our compensation objectives. Cash salary, a minimum level of guaranteed equity, and benefits typical of our sector comprise the fixed components of our total compensation. The variable components include a cash bonus and equity awards based in part on the performance of the Company.

Change of control and severance arrangements contribute to the retention of our employees and reduce the degree to which the possible loss of employment might affect our executives’ willingness to take risks and/or pursue strategic relationships and transactions that, while potentially beneficial to our stockholders, might result in the termination of the executives’ employment.

Our executives’ total compensation may vary significantly year to year based on Company, functional area and individual performance. Our Compensation Committee meets at least annually to evaluate and refine the this program to ensure that these elements are balanced, consistent with our compensation objectives to allow us to attract, retain and motivate our executives in a cost effective-manner.

Weighting of Elements in our Compensation Program

The allocation of emphasis across compensation elements is based on a subjective determination by the Compensation Committee of the importance of each element in meeting our overall objectives. In general, we seek to put a significant amount of each executive’s total potential compensation “at risk” based on corporate and/or individual performance. We believe that, as is common in the technology sector, stock option and other equity-based awards are significant in attracting and retaining employees and that salary and bonus levels are, in many instances, secondary considerations to many employees, particularly at the executive and managerial levels.

Base Salary

We provide a base salary to our named executive officers and other employees to compensate them for services rendered on a day-to-day basis during the fiscal year. Base salary will typically be used to recognize the experience, skills, knowledge and responsibilities required of each named executive officer, and should reflect the overall sustained performance and contributions to us over time. For newly hired executive officers, the Compensation Committee considers the base salary of the individual at his or her prior employment and any unique personal circumstances that motivated the executive to leave that prior position and join us. Once base pay levels are initially determined, increases in base pay are generally made as appropriate to recognize changes in the competitive landscape, or enhanced roles or responsibilities.

The base salaries of Drs. Gruber, Ryan and Glassner and Messrs. Lund and Mark Smith were established in agreements made in June 2010, which became effective upon the closing of our initial public offering. In

December 2011, the Compensation Committee increased the base salaries of Drs. Ryan and Glassner in recognition of the additional responsibilities assumed by each executive. Dr. Glassner’s employment with the Company terminated in September 2012. In April 2012, the Company amended Mr. Lund’s employment agreement to, among other things, reflect an increase in the base salary of Mr. Lund from $300,000 to $325,000 per year. None of our executives is currently party to an employment agreement that provides for automatic or scheduled increases in base salary. However, on a periodic basis, base salaries for our executives, together with other components of compensation, are evaluated.

The following table sets forth information regarding base salaries for fiscal year 2012 for our named executive officers:

Name of Executive Officer	2012 Base Salary Rate
Patrick R. Gruber, Ph.D.	$500,000
Mark Smith	325,000
Christopher Ryan, Ph.D.	335,000
Brett Lund, J.D., M.B.A.(1)	325,000
David Glassner, Ph.D.(2)	325,000

(1)	Effective March 14, 2012, Mr. Lund’s base salary was increased from $300,000 to $325,000.
(2)	Effective September 28, 2012, Dr. Glassner’s employment with the Company terminated.

Annual Bonuses

Target annual bonuses are an important component of the total target compensation necessary to attract and retain our needed talent. Annual bonus awards, to the extent they are earned, align the interests of executive officers and stockholders, in accordance with our compensation philosophy, by rewarding, and thereby encouraging, the achievement of value-creating goals of the Company.

Under the terms of the June 2010 agreements with Drs. Gruber, Ryan and Glassner and Messrs. Lund and Mark Smith which became effective upon the closing of our initial public offering, each executive is entitled to receive a bonus based on the achievement of certain business goals set by our Board on an annual basis. The target annual bonuses for our named executive officers, expressed as a percentage of their base salary, are as follows:

Name of Executive Officer	2012 Target Bonus (as % of 2012 base salary)
Patrick R. Gruber, Ph.D.	50.0%
Mark Smith	40.0
Christopher Ryan, Ph.D.	40.0
Brett Lund, J.D., M.B.A.(1)	40.0
David Glassner, Ph.D.(2)	40.0

(1)	Effective March 14, 2012, Mr. Lund’s target annual bonus was increased from 30% to 40% of salary.
(2)	Effective September 28, 2012, Dr. Glassner’s employment with the Company terminated. As such, he was not eligible for a 2012 bonus payment.

In March 2012, our Compensation Committee adopted the 2012 incentive bonus plan, under which the annual bonus milestones set forth below were used along with corporate and individual performance milestones set by our Compensation Committee and our Chief Executive Officer in order to assess the performance of our named executive officers for purposes of the annual bonus (except that individual performance milestones for our Chief Executive Officer are set exclusively by members of our Compensation Committee). During 2012, our Compensation Committee, with input from our Chief Executive Officer, established four categories of corporate performance milestones: (i) milestones related to the completion of the retrofit of the Luverne, Minnesota facility; (ii) milestones related to isobutanol production levels at our Luverne, Minnesota facility; (iii) milestones related to financial performance; and (iv) milestones related to fundraising. The milestones for completion of the retrofit to isobutanol production of the Luverne, Minnesota facility were carried forward from the 2011 performance milestones as these performance milestones were established for partial payment in each of 2011 and 2012. The milestones apply equally to all of the executives as a team. In December 2012, our Compensation Committee determined that the Company had achieved 36% of its corporate performance targets and the Company performance factor was set at 36% of the target incentive bonuses for each of the executives. Following the determination of the Compensation Committee of the Company’s performance factor, our named executive officers waived their bonuses for the year ended December 31, 2012.

The following formula can be used to calculate the incentive bonus payment to be made to a named executive officer:

Bonus Amount = (Base Salary) × (Target Percentage) × (Company Performance Factor)

Name of Executive Officer	Bonus Target (base salary * target %)	2012 Company Performance Factor	2012 Bonus	Waived Payment	2012 Bonus Payment
Patrick R. Gruber, Ph.D.	$250,000	36%	$90,000	$(90,000)	—
Mark Smith	130,000	36%	46,800	(46,800)	—
Christopher Ryan, Ph.D.	134,000	36%	48,240	(48,240)	—
Brett Lund, J.D., M.B.A	130,000	36%	46,800	(46,800)	—
David Glassner, Ph.D.	N/A	N/A	N/A	N/A	N/A

Dr. Glassner was not eligible for an annual performance bonus for 2012 following termination of his employment with the Company effective September 28, 2012.

In addition to the annual bonus, the employment agreements provide that additional bonus amounts may be paid, at the discretion of our Board, to reflect each executive’s contributions to the accomplishment of our long-range business goals, the success of the corporate strategies in which the executive participates and the unique services that the executive provides in connection with increasing stockholder value. No discretionary amounts were paid under these provisions in 2012.

Equity-based Awards

We provide equity-based awards to our executives as a component of competitive target total pay, and as a vehicle for enhancing ownership by our executives to better align their interests with the interests of our stockholders and to foster a culture of ownership. We typically make an initial equity award of stock options to new employees and periodic grants at other times, as approved by the Compensation Committee. Generally our Compensation Committee recommends, and our Board approves, equity awards during its first formal meeting of the fiscal year, which generally occurs in March. Grants of restricted stock typically vest over three years. Grants of options have an exercise price that is at least equal to the fair market value of our common stock on the date of grant, as determined by our Board. For options granted to our named executive officers in 2010 and earlier, vesting commenced upon the executive officer’s respective date of hire, and continues over four years, subject to the executives’ continued employment with the Company. For the options granted to our named executive officers in 2012, vesting generally commenced upon the date of grant, and continues over three years, subject to the executives’ continued employment with the Company.

The June 2010 employment agreements with Drs. Gruber (as amended) and Ryan and Messrs. Lund and Mark Smith provide for and the June 2010 employment agreement of Dr. Glassner provided for annual equity incentive awards with the following fair market values on the date of grant:

Name of Executive Officer	Annual Minimum Equity Award		Target Equity Award	Actual Equity Award Granted in Fiscal Year 2012
Patrick R. Gruber, Ph.D.	$—	(1)	$850,000	$695,609
Mark Smith	200,000		595,000	486,921
Christopher Ryan, Ph.D.	200,000		595,000	486,921
Brett Lund, J.D., M.B.A.	65,000	(2)	595,000	535,962
David Glassner, Ph.D.	75,000		N/A	282,338

(1)	Dr. Gruber’s employment agreement was amended in December 2011 and he is no longer entitled to a guaranteed annual equity award.
(2)	Effective April 5, 2012, Mr. Lund’s employment agreement was amended to permit the Chief Executive Officer to grant Mr. Lund additional annual equity incentive awards with a fair market value on the date of grant of up to $270,000 per year.

The employment agreements of Dr. Ryan and Messrs. Lund and Mark Smith provide that each executive may be granted additional annual equity incentive awards over the minimum amounts included in the above table. Dr. Glassner’s employment with the Company terminated effective September 28, 2012.

On March 14, 2012, Drs. Gruber, Ryan and Glassner and Messrs. Lund and Mark Smith were granted aggregate annual equity incentive awards, based in part on the performance of the Company, and in accordance with the terms of their employment agreements. Dr. Gruber was granted 42,500 stock options and 45,165 restricted shares of common stock, Dr. Ryan was granted 29,750 stock options and 31,615 restricted shares of common stock, Dr. Glassner was granted 17,250 stock options and 18,332 restricted shares of common stock, Mr. Lund was granted 16,250 stock options and 17,269 restricted shares of common stock and Mr. Mark Smith was granted 29,750 stock options and 31,615 restricted shares of common stock, with fair market values on that date of approximately $695,609, $486,921, $282,338, $265,968 and $486,921, respectively. In addition, Mr. Lund was granted an additional 21,492 stock options and 14,346 restricted shares of common stock with an estimated fair market value on that date of $269,994. The vesting of the stock options and the restricted shares of common stock in the additional grant is contingent upon Mr. Lund’s individual performance as it relates to the establishment and protection of the Company’s intellectual property estate.

Effective April 5, 2012, Mr. Lund’s employment agreement was amended to permit the Chief Executive Officer to grant Mr. Lund additional annual equity incentive awards with a fair market value on the date of grant of up to $270,000 per year in such amounts and subject to such terms (including performance-based terms) that the Chief Executive Officer deems appropriate.

On December 8, 2011, in order to enhance the alignment of the interests of Dr. Glassner, our then Executive Vice President, Technology, with those of our stockholders, Dr. Glassner was granted 37,370 restricted shares of common stock with an estimated fair value of approximately $250,000. The vesting of the restricted shares of common stock was contingent upon the successful start-up of isobutanol production at and shipment of product from our Luverne, Minnesota facility prior to July 1, 2012 and Dr. Glassner’s continuous service to us through that date. This vesting condition was deemed not to have been met and the restricted shares were forfeited effective July 1, 2012.

On December 8, 2011, in order to retain Mr. Lund, our Executive Vice President, General Counsel and Secretary, and to enhance the alignment of his interests with those of our stockholders, Mr. Lund was granted 37,370 restricted shares of common stock with an estimated fair value of approximately $250,000. The vesting of the restricted shares of common stock was contingent upon our ability to sell isobutanol produced at our Luverne, Minnesota facility without legal impediment upon commencement of commercial production and Mr. Lund’s continuous service to us through that date. The vesting condition for these restricted shares was deemed to have been met on August 30, 2012 and the restrictions were removed as of that date.

Effects of Dr. Gruber’s December 2011 Amendment Agreement on Cash Payments in 2012

Effective December 21, 2011, we entered into an employment agreement amendment (the “Amendment Agreement”) with Dr. Gruber, our Chief Executive Officer, whereby all options to purchase common stock of the Company that had been granted to Dr. Gruber in fiscal years 2008, 2009 and 2010 immediately became unvested (to the extent previously vested) and subject to a revised three-year vesting schedule. Pursuant to the Amendment Agreement, an aggregate of 624,505 options that were previously vested and exercisable (or approximately 64% of the vested options held by Dr. Gruber with an estimated fair value of $3.0 million) became unvested. In addition, the guaranteed portion of Dr. Gruber’s annual equity award, worth $600,000 per year, was eliminated, and his overall target equity award was reduced by the same amount. In exchange for these concessions, Dr. Gruber was granted a cash award of $3,000,000, $1,500,000 of which was payable within six months of the effective date of the Amendment Agreement, subject to Dr. Gruber’s continued employment with the Company. In order to ensure that the overall payment to Dr. Gruber did not adversely impact the Company’s cash position and to create alignment with stockholder interests, the balance of $1,500,000 was contingent upon the completion of a qualified equity or debt financing transaction resulting in aggregate gross proceeds to the Company of at least $50,000,000. The $1,500,000 cash award payable within six months of the effective date of the Amendment Agreement was paid in three equal installments of $500,000 each in December 2011, March 2012 and June 2012. The Board determined that the terms of the contingent $1,500,000 payment were achieved upon the closing of the Company’s equity and debt offerings generating gross proceeds of approximately $106,875,000 on July 5, 2012. Accordingly, the contingent $1,500,000 payment was paid in July 2012.

Benefits

We provide the following benefits to our named executive officers on the same basis provided to all of our Gevo, Inc. employees:

•	health, dental and vision insurance;

•	life insurance, short- and long-term disability, accidental death and dismemberment;

•	a 401(k) plan; and

•	a medical and dependent care flexible spending account.

We believe these benefits are consistent with companies with which we compete for employees

Severance/Termination-Based Compensation

Our Compensation Committee provides our executives with termination protection when it determines that such protection is necessary to attract or retain an executive. Under the terms of the June 2010 employment agreements of Drs. Gruber, Ryan and Glassner and Messrs. Lund and Mark Smith, each executive officer is entitled to receive severance payments and benefits in the event that he is terminated without cause or resigns for good reason. Dr. Glassner’s termination effective September 28, 2012 was in accordance with the termination clauses included in his employment agreement. The employment agreements also provide payments to these named executive officers in the event of a change of control and provide for certain benefits in the event that an executive is terminated upon or within 90 days following a change of control.

The severance payments and benefits that are payable under these agreements are further described below in the sections entitled “Employment Arrangements” and “Potential Payments Upon Termination and Change of Control.”

Tax Considerations

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1.0 million paid to certain named executive officers. Qualifying performance-based compensation is not subject to the deduction limitation if specified requirements are met. We generally intend to structure the performance-based portion of our executive compensation, when feasible, to comply with exemptions in Section 162(m) so that the compensation remains tax deductible to us. However, our Board may, in its judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.

Risks Related to Compensation Policies and Practices

The Compensation Committee has considered whether the Company’s overall compensation program for its employees creates incentives for employees to take excessive or unreasonable risks that could materially harm the Company. We believe that several features of our compensation policies for management employees appropriately mitigate such risks, including a mix of long- and short-term compensation incentives that we believe is properly weighted and the uniformity of compensation policies across the Company, which the Compensation Committee regards as setting an appropriate level of risk taking for the Company. We also believe the Company’s internal legal and financial controls appropriately mitigate the probability and potential impact of an individual employee committing the Company to a harmful long-term business transaction in exchange for short-term compensation benefits.

2012 Summary Compensation Table

The following table summarizes the compensation earned by our Chief Executive Officer, Chief Financial Officer and each of our three other most highly compensated executive officers during the year ended December 31, 2012. In this Compensation Discussion and Analysis, we refer to these officers as our named executive officers.

Name and Principal position	Year	Salary (1)	Bonus (2)	Stock Awards (3)		Option Awards (3)		Non-Equity Incentive Plan Compensation (4)	All Other Compensation		Total
Patrick R. Gruber, Ph.D.	2012	$500,000	$—	$425,003		$270,606		$2,500,000	$38,243	(5)	$3,733,852
Chief Executive Officer, Director	2011	488,923	312,500	—		1,494,373	(6)	500,000	31,995	(5)	2,827,791
	2010	384,385	150,000	—		681,765		—	54,504	(5)	1,270,654

Mark L. Smith	2012	325,000	—	297,497		189,424		—	12,250	(7)	824,171
Chief Financial Officer	2011	318,846	162,500	—		595,651		—	12,250	(7)	1,089,247
	2010	275,000	104,250	—		129,527		—	11,069	(7)	519,846

Christopher Ryan, Ph.D.	2012	334,808	—	297,497		189,424		—	42,749	(8)	864,478
President, Chief Operating Officer and Chief Technology Officer	2011	320,077	162,500	595,003		—		—	15,604	(8)	1,093,184
	2010	285,000	121,950	—		294,923		—	31,107	(8)	732,980

Brett Lund, J.D., M.B.A	2012	319,519	—	297,497		238,465		—	12,250	(10)	867,731
Executive Vice President, General Counsel and Secretary	2011	288,923	112,500	575,012	(9)	—		—	11,185	(10)	987,620

David Glassner, Ph.D.	2012	249,519	—	172,504		109,834		—	595,498	(12)	1,127,355
Former Executive Vice President, Technology	2011	291,385	112,500	595,013	(11)	—		—	12,250	(12)	1,011,148
	2010	230,000	—			156,067		—	12,250	(12)	398,317

(1)	For information regarding the annual salary rate of our named executive officers, see “Employment Arrangements” below.
(2)	The 2012 bonus amounts were waived by our named executive officers. For 2011 and 2010, the “Bonus” column represents bonuses earned on the basis of performance relative to target bonus metrics. See

“Compensation Discussion and Analysis” above for a discussion of how the bonus program worked in operation. See also “Grants of Plan-Based Awards in Fiscal Year 2012” under the column “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” for the target amounts named executive officers were eligible to earn in 2012. Our Board retained discretion to approve payments in excess of the target.
(3)	The amounts in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of awards granted during each respective year for each named executive officer, in accordance with FASB ASC Topic 718. The assumptions used by us with respect to the valuation of option awards are set forth in Note 11 to our consolidated financial statements, which are included in our Annual Report on Form 10-K.
(4)	A total of $3,000,000 in non-equity payments were made to Dr. Gruber in 2011 and 2012 in consideration for his Amendment Agreement of December 2011 (see the sections entitled “Effects of Dr. Gruber’s December 2011 Amendment Agreement on Cash Payments in 2012” above, and “Employment Arrangements — Patrick Gruber Ph.D.” below). The Amendment Agreement provided for $1,500,000 to be made in three equal payments of $500,000 each in December 2011, March 2012 and June 2012. The 2011 amount above reflects the payment of December 2011. The other two $500,000 payments are reflected in the 2012 amount. The Amendment Agreement also provided for one payment of $1,500,000 due upon consummation of a debt offering or equity offering, or combination thereof, in an aggregate amount of $50,000,000. Upon closing of the Company’s concurrent equity and convertible debt offerings with aggregate proceeds of $106,875,000 on July 5, 2012 this term was determined to have been met by the Board and Dr. Gruber received a payment of $1,500,000 in July 2012.
(5)	For 2012, represents $24,150 for payments to maintain a corporate apartment, $10,890 for gross up tax assistance provided and $3,203 in other benefits provided. For 2011, represents $22,051 for payments to maintain a corporate apartment and $9,943 for gross-up tax assistance provided. For 2010, represents $12,250 for Company match on 401(k) plan, $29,122 for payments to maintain a corporate apartment and $13,132 for gross-up tax assistance provided.
(6)	For 2011, includes $43,000 relating to the Amendment Agreement for the incremental fair value of the stock option awards subject to modified vesting.
(7)	For each of 2012 and 2011, represents $12,250 for Company match on 401(k) plan. For 2010, represents $11,069 for Company match on 401(k) plan.
(8)	For 2012, represents $12,250 for Company match on 401(k) plan, $21,020 for health benefits and $9,479 in gross up tax benefits. For 2011, represents $12,250 for Company match on 401(k) plan and $3,354 in other benefits provided. For 2010, represents $12,250 for Company match on 401(k) plan, $4,306 for gross-up tax assistance provided and $14,551 in relocation assistance.
(9)	For 2011, represents $325,006 relates to a stock award which vests over 36 months from March 23, 2011 and $250,005 relates to a stock award granted in December 2011 that vests upon the achievement of certain performance criteria.
(10)	For 2012, represents $12,250 for Company match on 401(k) plan. For 2011, represents $11,185 for Company match on 401(k) plan.
(11)	For 2011, represents $345,008 relates to a stock award which vests over 36 months from March 23, 2011 and $250,005 relates to a stock award granted in December 2011 that vests upon the achievement of certain performance criteria, which were not achieved.
(12)	For 2012 represents $551,578 paid to Dr. Glassner in accordance with his severance effective September 28, 2012 under terms of his employment agreement (see the section entitled “Employment Arrangements — David Glassner, Ph.D.” below) and $12,250 for Company match on 401(k) plan. For 2011 and 2010, represents $12,250 for Company match on 401(k) plan.

Grants of Plan-Based Awards in 2012 Table

All options granted to our named executive officers are non-statutory stock options. The exercise price per share of each option granted to our named executive officers was equal to the closing price of our common stock on the NASDAQ Global Market on the date of the grant. We also make grants of restricted shares of our common stock.

The following table shows information regarding grants of equity awards to our named executive officers during the year ended December 31, 2012.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)		All Other Option Awards; Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Option Awards ($)(2)	All Other Stock Awards; Number of Shares of Stock (#)	Grant Date Fair Value of Stock Awards ($)
Name of Executive Officer	Grant Date	Targets($)
Patrick R. Gruber, Ph.D.	3/14/2012			42,500	$9.41	270,606
	3/14/2012						45,165	425,003
		250,000
Mark L. Smith	3/14/2012			29,750	$9.41	189,424
	3/14/2012						31,615	297,497
	—	130,000
Christopher Ryan, Ph.D.	3/14/2012			29,750	$9.41	189,424
	3/14/2012						31,615	297,497
	—	134,000
Brett Lund, J.D., M.B.A	3/14/2012			21,492	$9.41	134,998
	3/14/2012			16,250	$9.41	103,467
	3/14/2012						14,346	134,996
	3/14/2012						17,269	162,501
		130,000
David Glassner, Ph.D.	3/14/2012			17,250	$9.41	109,834
	3/14/2012						18,332	172,504
	—	N/A	(3)

(1)	This column shows the awards that were possible at the target level of performance. The column titled “Bonus” in the Summary Compensation Table shows the actual awards paid for fiscal year 2012 to our named executive officers under the 2012 cash incentive bonus program.
(2)	The amounts set forth in the “Grant Date Fair Value of Option Awards” column reflect the aggregate grant date fair value of awards determined in accordance with FASB ASC Topic 718. The assumptions used in determining such amounts are described in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K.
(3)	Dr. Glassner’s employment with the Company terminated September 28, 2012 and he was therefore ineligible for future payouts under our Non-Equity Incentive Plan Awards at December 31, 2012.

Outstanding Equity Awards at 2012 Fiscal Year-End

The following table shows the grants of stock options to our named executive officers that were outstanding on December 31, 2012, the last day of our fiscal year.

	Option Awards							Stock Awards
Name	Grant Date	Vesting Commencement Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units That Have Not Yet Vested ($)(6)
Patrick R. Gruber, Ph.D.	5/2/2007	5/2/2007	(1)	353,183	—	0.46	5/2/2017	—	—
	7/1/2008	12/21/2012	(7)	107,986	215,973	1.16	7/1/2018	—	—
	11/16/2009	12/21/2012	(7)	80,930	161,860	2.70	11/16/2019	—	—
	6/3/2010	12/21/2012	(7)	35,000	70,000	10.07	6/3/2020	—	—
	3/23/2011	3/23/2011	(2)	70,779	50,556	17.53	3/23/2021	—	—
	3/14/2012	3/14/2012	(2)	10,625	31,875	9.41	3/14/2022	—	—
	3/14/2012	3/14/2012	(4)					33,874	52,166

Mark L. Smith	12/4/2008	11/5/2008	(3)	125,000	—	1.16	12/4/2018	—	—
	11/16/2009	11/5/2008	(3)	15,000	—	2.70	11/16/2019	—	—
	6/3/2010	11/5/2008	(3)	19,500	—	10.07	6/3/2020	—	—
	3/23/2011	3/23/2011	(2)	29,044	20,745	17.53	3/23/2021	—	—
	3/14/2012	3/14/2012	(2)	7,438	22,312	9.41	3/14/2022	—	—
	3/14/2012	3/14/2012	(4)					23,711	36,515

Christopher Ryan, Ph.D.	11/16/2009	6/15/2009	(3)	153,125	21,875	2.70	11/16/2019	—	—
	6/3/2010	6/15/2009	(3)	38,500	5,500	10.07	6/3/2020	—	—
	3/14/2012	3/14/2012	(2)	7,438	22,312	9.41	3/14/2022	—	—
	3/23/2011	3/23/2011	(4)					14,143	21,780
	3/14/2012	3/14/2012	(4)					23,711	36,515

Brett Lund, J.D., M.B.A	12/17/2007	12/17/2007	(3)	30,000	—	0.49	12/17/2017	—	—
	8/11/2008	12/17/2007	(3)	30,000	—	1.16	8/11/2018	—	—
	11/16/2009	12/17/2007	(3)	31,000	—	2.70	11/16/2019	—	—
	6/3/2010	12/17/2007	(3)	68,500	—	10.07	6/3/2020	—	—
	3/14/2012			—	21,492	9.41	3/14/2022	—	—
	3/14/2012	3/14/2012	(2)	4,063	12,187	9.41	3/14/2022	—	—
	3/23/2011	3/23/2011	(4)					7,725	11,897
	3/14/2012		(5)					14,346	22,093
	3/14/2012	3/14/2012						12,952	19,946

(1)	Each option vests as to 1/5th of the total number of shares subject to the option on the first anniversary of the vesting commencement date, and 1/60th of the total number of shares subject to the option shall vest monthly thereafter until all shares are vested. Vesting is accelerated in certain situations. See the section entitled “Employment Arrangements—Patrick Gruber, Ph.D.” below.
(2)	1/36th of the total number of shares subject to the option shall vest monthly after the vesting commencement date until all shares are vested. Vesting is accelerated in certain situations. See the section entitled “Employment Arrangements” below.
(3)	Each option vests as to 1/4th of the total number of shares subject to the option on the first anniversary of the vesting commencement date, and 1/48th of the total number of shares subject to the option shall vest monthly thereafter until all shares are vested. Vesting is accelerated in certain situations. See the section entitled “Employment Arrangements” below.
(4)	1/36th of the total number of shares subject to the stock award shall vest monthly after the vesting commencement date until all shares are vested. Vesting is accelerated in certain situations. See the section entitled “Employment Arrangements” below.

(5)	Stock award vests upon the completion of performance criteria. See the section entitled “Equity-based Awards” above. Vesting is accelerated in certain situations. See the section entitled “Employment Arrangements” below.
(6)	Amounts listed represent the aggregate market value of the unvested restricted stock awards held by the named executive officers as of December 31, 2012, based on the closing price of a share of the Company’s common stock of $1.54 on December 31, 2012.
(7)	Each option vests as to 1/3rd of the total number of shares subject to the option on December 21, 2012, and 1/36th of the total number of shares subject to the option shall vest monthly thereafter until all shares are vested. See the section entitled “Employment Arrangements—Patrick Gruber, Ph.D.” below.

Option Exercises and Stock Vested During Fiscal Year 2012

No options were exercised by our named executive officers who were employees as of December 31, 2012 during the fiscal year ended December 31, 2012. Dr. Glassner, our former Executive Vice President, Technology, whose employment terminated on September 28, 2012, exercised 108,296 options during the year ended December 31, 2012. Dr. Glassner realized a net gain of $97,398 upon exercise and sale of the referenced stock options.

For Drs. Gruber and Ryan and Messrs. Lund and Mark Smith, restricted shares of common stock awarded during 2012 and 2011 vested in the amounts of 11,291, 19,218, 47,867 and 7,904 shares, respectively, during fiscal year ended December 31, 2012. The fair market value of these restricted shares of common stock as of the vesting dates in 2012, were $48,126, $95,143, $184,259 and $33,688 for Drs. Gruber and Ryan and Messrs. Lund and Mark Smith, respectively.

Pension Benefits

We do not maintain any defined benefit pension plans.

Nonqualified Deferred Compensation

We do not maintain any nonqualified deferred compensation plans.

Employment Arrangements

Patrick Gruber, Ph.D.

On July 1, 2008, we entered into an employment agreement with Dr. Patrick Gruber, our Chief Executive Officer and a member of our Board, which provided for an annual base salary of $350,000, and an incentive bonus of up to $75,000 per year based on his achievement of certain milestones determined by our Board on an annual basis. Pursuant to that employment agreement, Dr. Gruber was granted options to purchase 323,959 shares of our common stock under the 2006 Plan. Effective June 1, 2010, our Compensation Committee approved an increase in Dr. Gruber’s annual base salary to $410,000.

On June 4, 2010, we entered into a new employment agreement with Dr. Gruber, which became effective upon the closing of our initial public offering. This agreement superseded and terminated Dr. Gruber’s previous employment agreement. Under the June 4, 2010 employment agreement, Dr. Gruber’s base salary is $500,000 per year, subject to annual review and adjustment by our Board. Dr. Gruber is eligible to receive an annual bonus of up to 50% of his base salary based on the achievement of certain business goals set by our Board on an annual basis, and may receive additional bonus amounts at the discretion of our Board. Pursuant to the terms of the June 4, 2010 employment agreement, Dr. Gruber was eligible to receive an annual incentive award with a fair market value equal to $600,000 on the date of grant, consisting of restricted stock and/or stock options, and could receive additional stock awards at the discretion of our Board, not to exceed $850,000 for the first year. Dr. Gruber is also entitled to participate in or receive benefits under all of our existing and future incentive programs and will continue to be eligible to participate in all employee benefit plans, including retirement plans, health care plans and fringe benefit plans, that are afforded generally to our executive officers.

On December 21, 2011, we entered into an Amendment Agreement with Dr. Gruber in order to retain Dr. Gruber and to enhance the alignment of his interests with those of our stockholders. Upon the effectiveness of the Amendment Agreement, all options to purchase our common stock that had been granted to Dr. Gruber in fiscal years 2008, 2009 and 2010 immediately became unvested (to the extent previously vested) and subject to a revised three-year vesting schedule. Pursuant to the Amendment Agreement, an aggregate of 624,505 options that were previously vested and exercisable (or approximately 64% of the vested options held by Dr. Gruber) became unvested. In addition, the guaranteed portion of Dr. Gruber’s annual equity award, worth $600,000 per year, was eliminated, and his overall target equity award was reduced by the same amount. In exchange for these concessions, Dr. Gruber was granted a cash award of $3,000,000, $1,500,000 of which was payable within six months of the effective date of the Amendment Agreement, subject to Dr. Gruber’s continued employment with the Company, and the balance of $1,500,000 of which was contingent upon the completion of a qualified equity or debt financing transaction resulting in aggregate gross proceeds to the Company of at least $50,000,000. The $1,500,000 cash award payable within six months of the effective date of the Amendment Agreement was paid in three equal installments of $500,000 each in December 2011, March 2012 and June 2012. The Board determined that the terms of the contingent $1,500,000 payment were achieved upon the closing of the Company’s equity and debt offerings, generating gross proceeds of approximately $106,875,000, on July 5, 2012. Accordingly, the contingent $1,500,000 was paid in July 2012.

If Dr. Gruber’s employment is terminated as a result of his disability or death, he or his estate will be entitled to receive his full base salary through the date of termination as well as an additional lump-sum payment equal to his annual base salary at the rate in effect at the time of such termination. If Dr. Gruber’s employment is terminated without cause (other than by death or disability), or if he terminates his employment with us for good reason, he will be entitled to receive his full base salary through the date of termination, a bonus equal to the average of the annual bonuses paid to him in each of the three years preceding the termination, prorated to the date of termination, and, provided that he executes a general release of claims in favor of the Company within 60 days of the date of termination, he shall also receive a lump-sum payment equal to two years of his base salary then in effect plus 200% of his eligible bonus for the preceding year. Additionally, Dr. Gruber and his family will receive continued coverage under any Company sponsored group health plan in which he was enrolled at the time of his termination for a period of 12 months following his termination date and, immediately prior to such termination date, all of his outstanding unvested stock options and other equity awards shall immediately vest. Cause is defined as Dr. Gruber’s conviction of a felony, willful misconduct or dishonesty materially injurious to the Company or a material failure to consistently discharge his duties under the employment agreement, unless resulting from his disability, provided that no act or failure to act will be considered willful if it is done, or omitted, in good faith and with the reasonable belief that such action or inaction is in the best interests of the Company. Good reason is defined as a material diminishment of Dr. Gruber’s base salary, authority, duties or responsibilities, a relocation without his consent that increases his one-way commute to work by at least fifty miles or a material breach by us of the employment agreement.

The June 4, 2010 employment agreement also provides certain payments and benefits to Dr. Gruber in circumstances involving a change of control, as described below in the section entitled “Potential Payments Upon Termination and Change of Control.”

Mark Smith

On October 2, 2008, we entered into an offer letter agreement with Mark Smith, our Chief Financial Officer, which provided for an annual base salary of $275,000 and a grant of options to purchase 125,000 shares of our common stock under the 2006 Plan.

On June 4, 2010, we entered into a new employment agreement with Mr. Mark Smith, which became effective upon the closing of our initial public offering. This agreement superseded and terminated Mr. Mark Smith’s previous offer letter agreement. Under the June 4, 2010 employment agreement, Mr. Mark Smith’s base salary is $325,000 per year, subject to annual review and adjustment by our Board. Mr. Mark Smith is eligible to receive an annual bonus of up to 40% of his base salary based on the achievement of certain business goals set by our Board on an annual basis and may receive additional bonus amounts at the discretion of our Board. Pursuant to the terms of the June 4, 2010 employment agreement, Mr. Mark Smith is eligible to receive an annual incentive award with a fair market value equal to $200,000 on the date of grant, consisting of restricted stock and/or stock options, and may receive additional stock awards at the discretion of our Board, not to exceed $395,000 for the first year. Mr. Mark Smith is also entitled to participate in or receive benefits under all of our existing and future incentive programs and will continue to be eligible to participate in all employee benefit plans, including retirement plans, health care plans and fringe benefit plans, that are afforded generally to our executive officers.

If Mr. Mark Smith’s employment is terminated as a result of his disability or death, he or his estate will be entitled to receive his full base salary through the date of termination as well as an additional lump-sum payment equal to his annual base salary at the rate in effect at the time of such termination. If Mr. Mark Smith’s employment is terminated without cause (other than by death or disability), or if he terminates his employment with us for good reason, he will be entitled to receive his full base salary through the date of termination, a bonus equal to the average of the annual bonuses paid to him in each of the three years preceding the termination, prorated to the date of termination, and, provided that he executes a general release of claims in favor of the Company within 60 days of the date of termination, he shall also receive a lump-sum payment, equal to one year of his base salary then in effect plus 100% of his eligible bonus for the preceding year. Additionally, Mr. Mark Smith and his family will receive continued coverage under any Company sponsored group health plan in which he was enrolled at the time of his termination for a period of six months following his termination date and, immediately prior to such termination date, all of his outstanding unvested stock options and other equity awards shall immediately vest. The definitions of cause and good reason are consistent with the definitions set forth in our June 4, 2010 employment agreement with Dr. Gruber, as described above.

The June 4, 2010 employment agreement also provides certain payments and benefits to Mr. Mark Smith in circumstances involving a change of control, as described below in the section entitled “Potential Payments Upon Termination and Change of Control.”

Christopher Ryan, Ph.D.

On May 22, 2009, we entered into an offer letter agreement with Dr. Christopher Ryan, our President, Chief Operating Officer and Chief Technology Officer, which provided for an annual base salary of $285,000 and a grant of options to purchase 168,000 shares of our common stock under the 2006 Plan. Dr. Ryan was actually granted options to purchase 175,000 shares of our common stock under the 2006 Plan, the additional options were issued due to subjective factors and to account for dilution based on the timing of the grant.

On June 4, 2010, we entered into a new employment agreement with Dr. Ryan, which became effective upon the closing of our initial public offering. This agreement superseded and terminated Dr. Ryan’s previous offer letter agreement. Under the June 4, 2010 employment agreement, Dr. Ryan’s base salary is $325,000 per year, subject to annual review and adjustment by our Board. On December 8, 2011, Dr. Ryan’s base salary was increased to $335,000 per year effective January 1, 2012. Dr. Ryan is eligible to receive an annual bonus of up to 40% of his base salary based on the achievement of certain business goals set by our Board on an annual basis and may receive additional bonus amounts at the discretion of our Board. Pursuant to the terms of the June 4, 2010 employment agreement, Dr. Ryan is eligible to receive an annual incentive award with a fair market value equal to $200,000 on the date of grant, consisting of restricted stock and/or stock options, and may receive additional stock awards at the discretion of our Board, not to exceed $395,000 for the first year. Dr. Ryan is also entitled to participate in or receive benefits under all of our existing and future incentive programs and will continue to be eligible to participate in all employee benefit plans, including retirement plans, health care plans and fringe benefit plans, that are afforded generally to our executive officers.

If Dr. Ryan’s employment is terminated as a result of his disability or death, he or his estate will be entitled to receive his full base salary through the date of termination as well as an additional lump-sum payment equal to his annual base salary at the rate in effect at the time of such termination. If Dr. Ryan’s employment is terminated without cause (other than by death or disability), or if he terminates his employment with us for good reason, he will be entitled to receive his full base salary through the date of termination, a bonus equal to the average of the annual bonuses paid to him in each of the three years preceding the termination, prorated to the date of termination, and, provided that he executes a general release of claims in favor of the Company within 60 days of the date of termination, he shall also receive a lump-sum payment, equal to one year of his base salary then in effect plus 100% of his eligible bonus for the preceding year. Additionally, Dr. Ryan and his family will receive continued coverage under any Company sponsored group health plan in which he was enrolled at the time of his termination for a period of six months following his termination date and, immediately prior to such termination date, all of his outstanding unvested stock options and other equity awards shall immediately vest. The definitions of cause and good reason are consistent with the definitions set forth in our June 4, 2010 employment agreement with Dr. Gruber, as described above.

The June 4, 2010 employment agreement also provides certain payments and benefits to Dr. Ryan in circumstances involving a change of control, as described below in the section entitled “Potential Payments Upon Termination and Change of Control.”

Brett Lund, J.D., M.B.A.

On November 29, 2007, we entered into an offer letter agreement with Brett Lund, our Executive Vice President, General Counsel and Secretary, which provided for an annual base salary of $210,000 and a grant of options to purchase 30,000 shares of our common stock under the 2006 Plan.

On June 4, 2010, we entered into a new employment agreement with Mr. Lund, which became effective upon the closing of our initial public offering. This agreement superseded and terminated Mr. Lund’s previous offer letter agreement. Under the June 4, 2010 employment agreement, Mr. Lund’s base salary is $300,000 per year, subject to annual review and adjustment by our Board. Mr. Lund is eligible to receive an annual bonus of up to 30% of his base salary based on the achievement of certain business goals set by our Board on an annual basis and may receive additional bonus amounts at the discretion of our Board. Pursuant to the terms of the June 4, 2010 employment agreement, Mr. Lund is eligible to receive an annual incentive award with a fair market value equal to $65,000 on the date of grant, consisting of restricted stock and/or stock options, and may receive additional stock awards at the discretion of our Board, not to exceed $260,000 for the first year. Mr. Lund is also entitled to participate in or receive benefits under all of our existing and future incentive programs and will continue to be eligible to participate in all employee benefit plans, including retirement plans, health care plans and fringe benefit plans, that are afforded generally to our executive officers.

On April 5, 2012, we amended Mr. Lund’s employment agreement in order to reflect an increase in Mr. Lund’s base salary from $300,000 to $325,000 per year and an increase in his annual incentive bonus target from 30% to 40% of his base salary. The increase in Mr. Lund’s base salary and annual incentive bonus target were deemed effective from March 14, 2012. In addition, Mr. Lund’s employment agreement was amended to permit the Chief Executive Officer to grant Mr. Lund additional annual equity incentive awards with a fair market value on the date of grant of up to $270,000 per year in such amounts and subject to such terms (including performance-based terms) that the Chief Executive Officer deems appropriate.

If Mr. Lund’s employment is terminated as a result of his disability or death, he or his estate will be entitled to receive his full base salary through the date of termination as well as an additional lump-sum payment equal to his annual base salary at the rate in effect at the time of such termination. If Mr. Lund’s employment is terminated without cause (other than by death or disability), or if he terminates his employment with us for good reason, he will be entitled to receive his full base salary through the date of termination, a bonus equal to the average of the annual bonuses paid to him in each of the three years preceding the termination, prorated to the date of termination, and provided that he executes a general release of claims in favor of the Company within 60 days of the date of termination, he shall also receive a lump-sum payment, equal to one year of his base salary then in effect plus 100% of his eligible bonus for the preceding year. Additionally, Mr. Lund and his family will receive continued coverage under any Company sponsored group health plan in which he was enrolled at the time of his termination for a period of six months following his termination date and, immediately prior to such termination date, all of his outstanding unvested stock options and other equity awards shall immediately vest. The definitions of cause and good reason are consistent with the definitions set forth in our June 4, 2010 employment agreement with Dr. Gruber, as described above.

The June 4, 2010 employment agreement also provides certain payments and benefits to Mr. Lund in circumstances involving a change of control, as described below in the section entitled “Potential Payments Upon Termination and Change of Control.”

David Glassner, Ph.D.

Upon joining the Company, Dr. David Glassner, our Executive Vice President of Technology, received an annual base salary of $215,000 and a grant of options to purchase 88,296 shares of our common stock under the 2006 Plan. Dr. Glassner’s annual base salary was increased to $230,000 in December 2008.

On June 4, 2010, we entered into an employment agreement with Dr. Glassner, which became effective upon the closing of our initial public offering. Under the June 4, 2010 employment agreement, Dr. Glassner’s base salary is $300,000 per year, subject to annual review and adjustment by our Board. On December 8, 2011, Dr. Glassner’s base salary was increased to $325,000 per year effective January 1, 2012. Dr. Glassner was eligible to receive an annual bonus of up to 30% of his base salary based on the achievement of certain business goals set by our Board on an annual basis. Dr. Glassner may also receive additional bonus amounts at the discretion of our Board. On December 8, 2011, Dr. Glassner’s annual incentive bonus target was increased to 40% of his annual base salary effective January 1, 2012. Pursuant to the terms of the June 4, 2010 employment agreement, Dr. Glassner was eligible to receive an annual incentive award with a fair market value equal to $75,000 on the date of grant, consisting of restricted stock and/or stock options, and may receive additional stock awards at the discretion of our Board, not to exceed $270,000 for the first year. Dr. Glassner was also entitled to participate in or receive benefits under all of our existing and future incentive programs and will continue to be eligible to participate in all employee benefit plans, including retirement plans, health care plans and fringe benefit plans, that are afforded generally to our executive officers.

Effective September 28, 2012, Dr. Glassner’s employment with us was terminated. Under the terms of his employment agreement, he was entitled to receive his full base salary through the date of termination, a bonus equal to $69,866, representing the average of the annual bonuses paid to him in each of the three years preceding the termination, prorated to the date of termination, and upon the execution of a general release of claims in favor of the Company within 60 days of the date of termination, a lump-sum payment of $455,000, representing one year of his base salary then in effect plus 100% of his eligible bonus for the preceding year. Dr. Glassner was also paid $26,712 in lieu of receiving 30 days’ notice of termination of his employment with the Company. Additionally, Dr. Glassner and his family will receive continued coverage under our Company sponsored group health plan in which he was enrolled at the time of his termination through March 31, 2013. Further, as of September 28, 2012, all of his outstanding unvested stock options and other equity awards immediately vested.

Potential Payments Upon Termination and Change of Control

In June 2010, we entered into new employment agreements with each of Drs. Gruber and Ryan and Messrs. Lund and Mark Smith which became effective upon the closing of our initial public offering. Under these employment agreements, in the event of a change of control, each of these executives (if still employed by the Company) is entitled to receive a lump-sum payment equal to two times the sum of (i) his annual base salary in effect immediately prior to such change of control and (ii) 100% of his eligible bonus for the year preceding the change of control. If upon or within 90 days after a change of control, any such executive is terminated without cause, or terminates his employment with us for good reason, he will keep the change of control payment described above and he and his family will be entitled to receive continued coverage under any Company sponsored group health plan in which he was enrolled at the time of his termination for a period of six months following his termination date (or twelve months in the case of Dr. Gruber), but he will not be entitled to any other termination benefits. On the date any such executive becomes entitled to receive a change of control payment, all of his outstanding unvested stock options and other equity awards shall immediately vest. Change of control is defined as the acquisition by any person or group of all or substantially all of our assets through sale, lease, transfer, conveyance or other disposition, or the acquisition by any person or group of beneficial ownership of more than 40% of our outstanding voting stock.

The following table summarizes the potential payments and benefits payable to each of our named executive officers upon (i) a termination of employment without cause or resignation for good reason and (ii) a change of control (no termination required), as well as the additional benefits available upon termination without cause or resignation for good reason upon or within 90 days after a change of control, in each case assuming that such termination and change of control, where applicable, occurred on December 31, 2012.

	Termination without cause or resignation for good reason				Change of control (no termination required)			Termination without cause or resignation for good reason upon or within 90 days after a change of control(1)
	Base salary ($)	Bonus ($)	Value of accelerated equity awards ($)(2)	Benefits ($)	Base salary ($)	Bonus ($)	Value of accelerated equity awards ($)(2)	Benefits ($)
Patrick R. Gruber, Ph.D.	1,000,000	679,167	134,236	21,546	1,000,000	500,000	134,236	21,546
Mark L. Smith	325,000	236,297	36,515	10,773	650,000	260,000	36,515	10,773
Christopher Ryan, Ph.D.	335,000	238,637	58,295	10,773	670,000	268,000	58,295	10,773
Brett Lund, J.D., M.B.A	325,000	199,393	53,935	3,429	650,000	260,000	53,935	3,429

(1)	In the event that one of the named executive officers is terminated without cause or resigns for good reason upon or within 90 days after a change of control, he shall receive the following benefits in addition to the payments and accelerated vesting triggered by such change of control, but he will not be entitled to any other termination benefits.
(2)	Amounts calculated based on the aggregate amount by which the fair market value of our common stock exceeded the aggregate exercise price of such awards as of December 31, 2012.

Confidential Information, Secrecy and Invention Agreements

Each of our named executive officers has entered into a standard form agreement with respect to confidential information, secrecy and inventions. Among other things, this agreement obligates each named executive officer to refrain from disclosing any of our proprietary information received during the course of employment and, with some exceptions, to assign to us any inventions conceived or developed during the course of employment.

Rule 10b5-1 Trading Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Rule 10b5-1 provides criteria under which such an individual may establish a prearranged plan to buy or sell a specified number of shares of a company’s stock over a set period of time. Any such plan must be entered into in good faith at a time when the individual is not in possession of material, nonpublic information. If an individual establishes a plan satisfying the requirements of Rule 10b5-1, such individual’s subsequent receipt of material, nonpublic information will not prevent transactions under the plan from being executed. Certain of our officers have advised us that they have or may enter into stock sales plans for the sale of shares of our common stock which are intended to comply with the requirements of Rule 10b5-1 of the Exchange Act. These trading plans may be entered into only during an open trading period and must be approved by the Company.

Employee Benefit and Stock Plans

2010 Stock Incentive Plan

For a complete description of the 2010 Plan and the proposed amendment to the 2010 Plan, see the section entitled “Proposal 3—Summary of the 2010 Stock Incentive Plan.”

2006 Omnibus Securities and Incentive Plan, as Amended

Background

Our 2006 Plan was adopted by our Board, and approved by our stockholders, in January 2006. The 2006 Plan was last amended on June 2, 2010. The 2006 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and any parent or subsidiary corporations’ employees, and for the grant of nonstatutory stock options, restricted and unrestricted stock awards, stock appreciation rights, performance stock awards and other stock awards to our employees, directors and consultants and any parent or subsidiary corporations’ employees, directors and consultants.

After the adoption of our 2010 Plan in February 2011, no further option grants will be made under the 2006 Plan and, to the extent outstanding awards under the 2006 Plan are forfeited or lapse unexercised, the shares of common stock subject to such awards will be available for future issuance under the 2010 Plan. However, our 2006 Plan will continue to govern the terms and conditions of outstanding awards granted thereunder.

Administration

Our Board, or a committee thereof appointed by our Board, has the authority to administer the 2006 Plan and the awards granted under it. Under the 2006 Plan, the administrator has the power to determine the terms of the awards, including the employees, directors and consultants who will receive awards, the exercise price, the number of shares subject to each award, the vesting schedule and exercisability of awards, and the form of consideration payable upon exercise. Our Board may alter, amend or terminate the 2006 Plan at any time.

However, no alteration or amendment can be made which would materially and adversely affect the rights of a holder of an outstanding award without the consent of such holder. Upon adoption of our 2010 Plan, no additional awards can be made from our 2006 Plan and the 171,931 shares of our common stock that had been available, but not awarded, under our 2006 Plan were cancelled.

Stock Options

In general, the duration of a stock option granted under the 2006 Plan cannot exceed 10 years, and the exercise price of a stock option cannot be less than 100% of the fair market value of our common stock on the date of grant. However, no stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock representing more than 10% of our total combined voting power or the total combined voting power of any of our affiliates unless (i) the option exercise price is at least 110% of the fair market value of our common stock on the date of grant and (ii) the term of the stock option does not exceed five years from the date of grant.

Incentive stock options may be granted only to our employees and any parent or subsidiary corporations’ employees. The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to which incentive stock options are exercisable for the first time by an option holder during any calendar year under all of our stock plans may not exceed $100,000.

If an employee’s or director’s service relationship with us terminates other than by disability or death, or if a consultant’s service relationship with us terminates other than by death, the optionee may exercise the vested portion of any option during a period of time not to exceed 60 days following the termination of service, or such longer period as specified in the optionee’s option agreement. If an employee’s or director’s service relationship with us terminates by disability or death, or if a consultant’s service relationship with us terminates by death, the optionee, or such optionee’s designated beneficiary, as applicable, may exercise the vested portion of any option during a period of time not to exceed six months following the termination of service, or such longer period as specified in the optionee’s option agreement. Shares of common stock representing any unvested portion of the option on the date of termination shall immediately cease to be issuable and shall become available for issuance under the 2006 Plan. If, after termination, the optionee does not exercise the option within the time period specified, the option shall terminate and the shares of common stock covered by such option will become available for issuance under the 2006 Plan.

Restricted Stock Awards

Restricted stock awards may be granted alone, in addition to or in tandem with other awards granted under the 2006 Plan and/or cash awards made outside of the 2006 Plan. Restricted stock awards entitle the holder thereof to purchase shares of our common stock that vest in accordance with the terms and conditions established by the administrator. The administrator will determine the number of shares subject to a restricted stock award granted to any employee, director or consultant. The administrator may impose such conditions to vesting as it determines to be appropriate. Unless the administrator determines otherwise, we have a repurchase option exercisable upon termination of the purchaser’s service with us. Shares subject to restricted stock awards that do not vest are subject to our right of repurchase or forfeiture.

Transferability

Unless the administrator provides otherwise, the 2006 Plan generally does not allow for the transfer of awards under the 2006 Plan other than by will, the laws of descent and distribution or, in certain circumstances, by gift or domestic relations order to family members.

Corporate Transactions

If there is a transaction or event which changes our stock that does not involve our receipt of consideration, the administrator of the 2006 Plan shall, as appropriate, adjust the class and the maximum number of shares subject to the 2006 Plan and/or the class, number of securities and exercise price of shares subject to outstanding awards. In the event of any other transaction or event which changes our stock, including, without limitation, a recapitalization, reorganization, merger, or consolidation, the administrator may, in its discretion, make such adjustments to the 2006 Plan, any outstanding awards under the 2006 Plan and any award agreements evidencing such awards as it shall deem appropriate, including, without limitation, adjustments to the number and exercise price of shares or other consideration subject to outstanding awards.

Employee Stock Purchase Plan

Background

We have adopted and implemented an employee stock purchase plan designed to enable eligible employees to periodically purchase shares of our common stock at a discount. Purchases will initially be accomplished through participation in discrete semi-annual offering periods, at purchase prices that are 15% below the lesser of the fair market value of our common stock on (i) the first trading day of the applicable purchase period and

(ii) the last trading day of the applicable purchase period. Our employee stock purchase plan, which is intended to qualify as an employee stock purchase plan under Section 423 of the Code, received stockholder approval on February 4, 2011.

Share Reserve

We have reserved 1,285,643 shares of our common stock for issuance under our employee stock purchase plan, of which 1,230,484 shares were available for future issuance as of December 31, 2012.

Administration

Our Compensation Committee will administer our employee stock purchase plan. Employees who are 5% stockholders, or would become 5% stockholders as a result of their participation in our employee stock purchase plan, are ineligible to participate in our employee stock purchase plan. We may impose additional restrictions on eligibility as well. Under our employee stock purchase plan, eligible employees will be able to acquire shares of our common stock by accumulating funds through payroll deductions. Our eligible employees will be able to select a rate of payroll deduction between 1% and 10% of their eligible cash compensation. We will also have the right to amend or terminate our employee stock purchase plan, except that, subject to certain exceptions, no such action may adversely affect any outstanding rights to purchase stock under the plan. Our employee stock purchase plan will terminate on the tenth anniversary of our initial public offering, unless it is terminated earlier by our Board.

Purchase Rights

When an offering period commences, our employees who meet the eligibility requirements for participation in that offering period will be automatically granted a non-transferable option to purchase shares in that offering period. An employee’s participation will automatically end upon termination of employment for any reason.

No participant will have the right to purchase our shares at a rate which, when aggregated with purchase rights under all our employee stock purchase plans that are also outstanding in the same calendar year(s), have a fair market value of more than $25,000, determined on the basis of the fair market value of such stock on the date or dates such rights are granted to the participant, for each calendar year in which such right is outstanding. The purchase price for shares of our common stock purchased under our employee stock purchase plan will initially be 85% of the lesser of the fair market value of our common stock on (i) the first trading day of the applicable offering period and (ii) the last trading day of each purchase period in the applicable offering period.

Change in Control

In the event of a corporate transaction (as defined in our employee stock purchase plan), the offering period for such purchase rights will be shortened and end on a new purchase date immediately prior to the consummation of the corporate transaction, and no new offering period will commence.

401(k) Plan

Effective January 2006, we implemented a 401(k) plan covering certain employees. Currently, all of our full-time employees over the age of 21 are eligible to participate in the 401(k) plan after completion of three months of service, subject to quarterly entry dates. Under the 401(k) plan, eligible employees may elect to reduce their current compensation by up to the prescribed annual limit and contribute these amounts to the 401(k) plan. In 2010, 2011 and 2012, we matched 100% of each eligible employee’s contributions, up to 5% of each eligible employee’s compensation. Effective January 1, 2013, we ceased to match employee contributions to the 401(k) plan. The 401(k) plan is intended to qualify under Section 401 of the Code so that contributions by employees to the 401(k) plan, and income earned on the 401(k) plan contributions, are not taxable to employees until withdrawn from the 401(k) plan. The trustees under the 401(k) plan, at the direction of each participant, invest the 401(k) plan funds in selected investment options.

Director Compensation

In May 2010, our Board adopted standard director compensation policies. Under these policies, each of our non-employee directors is entitled to an annual cash retainer of $50,000, with an additional annual cash retainer of $10,000 for service as Chair of our Audit Committee. In addition, we reimburse all of our directors for the reasonable expenses incurred in connection with their attendance at Board or committee meetings. Each non-employee director is entitled to receive an equity grant upon his or her appointment to the Board and is also eligible to receive annual equity grants.

Director Compensation Table

The following table sets forth information regarding compensation earned by our non-employee directors during the fiscal year ended December 31, 2012.

Name	Fees earned or paid in cash($)	Option awards ($)(1)	Stock awards ($)(1)	All other compensation ($)	Total ($)
Shai Weiss(2)	—
Carlos A. Cabrera	50,000	39,795	62,501	—	152,296
Ruth Dreessen(3)	60,000	39,795	62,501	—	162,296
Ganesh M. Kishore, Ph.D.	50,000	39,795	62,501	—	152,296
Gary W. Mize(4)	41,667	39,795	62,501	—	143,963
Stacy J. Smith	50,000	39,795	62,501	—	152,296
Bruce A. Smith	50,000	39,795	62,501	—	152,296

(1)	The amounts in the “Option awards” and “Stock awards” columns reflect the aggregate grant date fair value of awards granted during the year ended December 31, 2012 in accordance with FASB ASC Topic 718. The assumptions used by us with respect to the valuation of option awards are set forth in Note 11 to our consolidated financial statements, which are included in our Annual Report on Form 10-K.
(2)	Mr. Weiss declined all compensation for his service as director during 2012.
(3)	Fees paid include an additional $10,000 paid to Ms. Dreessen as compensation for her service as Chair of the Audit Committee.
(4)	Mr. Mize was appointed to our Board in September 2011. The amount paid in 2012 reflected his service period from September 2012 through June 2013. Fees paid to other directors reflected the service period from June 2012 through June 2013.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides certain information with respect to our equity compensation plans in effect as of December 31, 2012:

	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights (a)	Weighted-Average Exercise Price of Outstanding Options and Rights (b)	Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved by Stockholders(1)(2)	2,940,352	$6.12	1,340,974
Equity Compensation Plans not Approved by Stockholders	—	—	—

Total	2,940,352	$6.12	1,340,974

(1)	Includes our 2006 Plan, our 2010 Plan and our Employee Stock Purchase Plan.
(2)	After the adoption of our 2010 Plan in February 2011, no further option grants will be made under the 2006 Plan and, to the extent outstanding awards under the 2006 Plan are forfeited or lapse unexercised, the shares of common stock subject to such awards will be available for future issuance under the 2010 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about the beneficial ownership of our common stock as of March 31, 2013 by:

•	each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of our common stock;

•	each named executive officer and each director; and

•	all of our executive officers and directors as a group.

Unless otherwise noted below, the address of each beneficial owner listed on the table is c/o Gevo, Inc., 345 Inverness Drive South, Building C, Suite 310, Englewood, Colorado 80112. We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

This table is based upon information supplied by our officers, directors and the Schedules 13D and 13G that have been filed with the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days of March 31, 2013 through the exercise of any stock option or other right. The inclusion of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of, or receives the economic benefit from, such shares and we did not deem these shares outstanding for the purpose of computing the percentage ownership of any other person. Applicable percentages are based on 43,966,309 shares of common stock outstanding on March 31, 2013.

Name and address of beneficial owner	Number of shares beneficially owned	Percentage of shares beneficially owned
5% Stockholders & Affiliates:
Entities affiliated with Khosla Ventures(1)	7,209,000	16.4%
Entities affiliated with Virgin Green Fund I, L.P.(2)	2,782,704	6.3%
Total Energy Ventures International(3)	2,449,865	5.6%
Malaysian Life Sciences Capital Fund Ltd.(4)	1,681,425	3.8%
LANXESS Corporation(5)	2,244,445	5.1%
Federated Investors, Inc.(6)	3,700,000	8.4%
Wellington Management Company LLP(7)	2,246,851	5.1%

Named executive officers and directors :
Patrick R. Gruber, Ph.D.(8)	1,091,131	2.5%
Mark Smith(9)	388,294	*
Christopher Ryan, Ph.D.(10)	446,895	1.0%
Brett Lund, J.D., M.B.A.(11)	353,105	*
Shai Weiss(2)	2,782,704	6.3%
Ganesh M. Kishore, Ph.D.(12)	1,720,239	3.9%
Samir Kaul(1)	7,209,000	16.4%
Carlos A. Cabrera(13)	61,227	*
Bruce A. Smith(13)	76,227	*
Stacy J. Smith(13)	66,227	*
Gary W. Mize(14)	54,646	*
Ruth I. Dreessen(15)	41,471	*
All executive officers and directors as a group (twelve persons)	14,291,166	32.4%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
(1)	Includes 4,966,917 shares held by Khosla Ventures I, LP, 77,142 shares held by VK Services, LLC, 2,032,063 shares held by Khosla Ventures III, LP and 132,878 shares which are held by members or affiliates of members of Khosla Ventures Associates I, LLC, subject to the right of Khosla Ventures I, LP to exercise voting and investment control over such shares. The address for these entities and individuals is 2128 Sand Hill Road, Menlo Park, CA 94025.
(2)	Based in part on information contained in a Schedule 13D filed with the SEC by Virgin Green Fund on February 18, 2011. With respect to the 2,782,704 shares beneficially owned by Virgin Green Fund as of the date of the Schedule 13D, Virgin Green Fund reported that it had sole voting and dispositive power over all shares, except that VGF Partners I, L.P. (the “Direct General Partner”), the general partner of Virgin Green Fund, may be deemed to have sole power to vote or dispose of all shares; VGF I Limited (the “Ultimate General Partner”), the general partner of the Direct General Partner, may be deemed to have sole power to vote or dispose of all shares; and each of Shai Weiss, Anup Jacob, Mark Poole, Niall Ritchie and Stephen Murphy, directors of the Ultimate General Partner, may be deemed to have shared power to vote or dispose of all shares. Also includes 28,786 shares that may be acquired pursuant to the exercise of a warrant held by Virgin Green Fund. Shai Weiss is a partner of Virgin Green Fund and may be held to have voting and dispositive power over shares held by the fund. Mr. Weiss disclaims beneficial ownership of the shares held by Virgin Green Fund and VGF Advisers (US) LLC, except to the extent of his pecuniary interest therein. The address for Virgin Green Fund and Mr. Weiss is c/o VGF Advisers (US) LLC, 27 South Park Street, Suite 200, San Francisco, CA 94107.
(3)	The address for Total Energy Ventures International is 2, place Jean Millier — La Défense 6, 92078 Paris la Défense Cedex France.
(4)	The address for Malaysian Life Sciences Capital Fund (“Malaysian Life Sciences”) is No. 36-01, level Menara Dion, 27, Jalan Sultan Ismail, 50250 Kuala Lumpur, Malaysia.
(5)	Based on information contained in a Schedule 13D filed with the SEC by LANXESS Corporation on February 22, 2011. LANXESS Corporation reported that it had sole voting and dispositive power with respect to these shares. The address for LANXESS Corporation is 111 RIDC Park West Drive, Pittsburgh, PA 15275-1112.
(6)	Based on information contained in a Schedule 13G filed with the SEC by Federated Investors, Inc. on February 14, 2013. The address for Federated Investors, Inc. is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.
(7)	Based on information contained in a Schedule 13G filed with the SEC by Wellington Management Company, LLP, on February 14, 2013. The address for Wellington Management Company, LLP is 280 Congress Street, Boston, MA 02210.
(8)	Represents 776,917 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2013,and 263,114 shares of restricted stock.
(9)	Represents 208,861 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2013 and 179,613 shares of restricted stock.
(10)	Represents 227,659 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2013, and 209,636 shares of restricted stock.
(11)	Represents 167,472 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2013 and 185,633 shares of restricted stock, including shares subject to performance-based vesting conditions.
(12)	Ganesh M. Kishore, Ph.D. is the Chief Executive Officer of Malaysian Life Sciences, and may be held to have voting and dispositive power over shares held by the fund. Dr. Kishore disclaims beneficial ownership of shares held by Malaysian Life Sciences, except to the extent of his pecuniary interest therein. The address for Malaysian Life Sciences is No. 36-01, level Menara Dion, 27, Jalan Sultan Ismail, 50250 Kuala Lumpur, Malaysia. Includes the following from equity awards granted to Dr. Kishore for director services: 6,556 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2013 and 42,258 shares of restricted stock.
(13)	Includes 18,969 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2013 and 42,258 shares of restricted stock.
(14)	Includes 8,794 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2013 and 45,852 shares of restricted stock.
(15)	Includes 2,778 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2013 and 38,693 shares of restricted stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and the holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on the review of copies of the reports we have received and written representations provided to us from the individuals required to file the reports, we believe that each of our executive officers and directors has complied with applicable reporting requirements for transactions in Gevo, Inc. common stock during the year ended December 31, 2012.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Party Transactions

The Board conducts an appropriate review of and oversees all related party transactions on a continuing basis and reviews potential conflict of interest situations where appropriate. The Board has not adopted formal standards to apply when it reviews, approves or ratifies any related party transaction. However, the Board has followed the following standards: (i) all related party transactions must be fair and reasonable to the Company and on terms comparable to those reasonably expected to be agreed to with independent third parties for the same goods and/or services at the time they are authorized by the Board and (ii) all related party transactions should be authorized, approved or ratified by the affirmative vote of a majority of the directors who have no interest, either directly or indirectly, in any such related party transaction.

Transactions with Related Persons

We describe below transactions, since January 1, 2012, to which we were a party or will be a party, in which the amount involved exceeded or will exceed $120,000 and in which a director, executive officer, holder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest, other than compensation arrangements that are described under “Employment Arrangements” and “Director Compensation” above.

CDP Gevo, LLC (“CDP”)

Gevo, Inc. formed Gevo Development, LLC (“Gevo Development”), a Delaware limited liability company, on September 18, 2009, to finance and develop biorefineries through joint venture or direct acquisition. Prior to September 22, 2010, CDP, which is beneficially owned 50% by David Black and 50% by Michael Slaney, was the sole owner of the class B interests, which comprise 10% of the outstanding equity interests of Gevo Development. Messrs. Black and Slaney have served as co-managing directors of Gevo Development since its formation in September 2009 and served as Executive Vice Presidents, Upstream Business Development of Gevo, Inc. until March 23, 2012.

Amended and Restated Warrant Agreement

In September 2009, in connection with the formation of Gevo Development, Gevo, Inc. granted a common stock warrant to CDP pursuant to which CDP may purchase up to 858,000 shares of our common stock at an exercise price of $2.70 per share, the estimated fair value of shares of our common stock at the time Gevo, Inc. granted the warrant. The warrant expires in September 2016, unless terminated earlier as provided in the agreement. In September 2010, upon the consummation of Gevo, Inc.’s purchase of the class B interests from CDP, the warrant agreement was amended and restated to provide that 50% of the warrant shares granted under such warrant agreement would vest on September 22, 2010. Upon the departure of Messrs. Black and Slaney from the Company, which became effective on March 23, 2012, the warrant became fully vested.

Equity Purchase Agreement and Related Transactions

In September 2010, Gevo, Inc. became the sole owner of Gevo Development by acquiring 100% of the class B interests in Gevo Development, which comprise 10% of the outstanding equity interests of Gevo Development, from CDP pursuant to an equity purchase agreement. In exchange for the class B interests, CDP received aggregate consideration of $1,143,000, which was paid between September 2010 and January 2012.

Indemnification Agreements with Directors and Executive Officers

We have entered into indemnification agreements with our directors and executive officers under which we agreed to indemnify those individuals under the circumstances and to the extent provided for in the agreements, for expenses, damages, judgments, fines, settlements and any other amounts they may be required to pay in actions, suits or proceedings which they are or may be made a party or threatened to be made a party by reason of their position as a director, officer or other agent of ours, and otherwise to the fullest extent permitted under Delaware law and our Bylaws. We also have an insurance policy covering our directors and executive officers with respect to certain liabilities, including liabilities arising under the Securities Act or otherwise. We believe that these provisions and insurance coverage are necessary to attract and retain qualified directors, officers and other key employees.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or Notice addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders may be “householding” our proxy materials. A single copy of the Notice or other proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or other proxy materials, please (1) notify your broker, (2) direct your written request to Gevo, Inc., c/o Secretary, 345 Inverness Drive South, Building C, Suite 310, Englewood, Colorado 80112 or (3) call Investor Relations at (303) 858-8358. Stockholders who currently receive multiple copies of the Notice or other proxy materials at their address and would like to request householding of their communications should contact their brokers. In addition, upon written or oral request to the address or telephone number set forth above, we will promptly deliver a separate copy of the Notice or other proxy materials to any stockholder at a shared address to which a single copy of the documents was delivered.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2013 proxy statement, a stockholder’s proposal must be received by us no later than December 27, 2013 and must otherwise comply with Rule 14a-8 under the Exchange Act. Pursuant to the terms of our Bylaws, stockholders wishing to submit proposals or director nominations, including those that are not to be included in such proxy statement and proxy, must provide timely notice in writing to our Secretary. To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not later than the close of business on the 90th day nor earlier than the 120th day prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

While our Board will consider proper stockholder proposals that are properly brought before the annual meeting, we reserve the right to omit from our 2013 proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8 thereunder.

ANNUAL REPORT

We will provide to any stockholder entitled to vote at our Annual Meeting, at no charge, a copy of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules contained in the Form 10-K. Requests should be directed to: Gevo, Inc., Attention: Investor Relations, 345 Inverness Drive South, Building C, Suite 310, Englewood, Colorado, 80112, telephone (303) 858-8358.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at our Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Patrick R. Gruber, Ph.D.
Chief Executive Officer

APPENDIX A

GEVO, INC.

AMENDED AND RESTATED

2010 STOCK INCENTIVE PLAN

Plan Document

1. Introduction.

(a) Purpose. Gevo, Inc. (the “Company”) hereby establishes this equity-based incentive compensation plan to be known as the “Gevo, Inc. 2010 Stock Incentive Plan” (the “Plan”), for the following purposes: (i) to enhance the Company’s ability to attract highly qualified personnel; (ii) to strengthen its retention capabilities; (iii) to enhance the long-term performance and competitiveness of the Company; and (iv) to align the interests of Plan participants with those of the Company’s stockholders. This Plan is intended to serve as the sole source for all future equity-based awards to those eligible for Plan participation.

(b) Effective Date. This Plan shall become effective on the closing date (the “Effective Date”) of the Company’s initial public offering; subject to the Plan’s receipt of stockholder approval beforehand in accordance with the Company’s governing instruments.

(c) Definitions. Terms in the Plan and its Appendix that begin with an initial capital letter have the defined meaning set forth in Appendix I or elsewhere in this Plan, in either case unless the context of their use clearly indicates a different meaning.

(d) Effect on Other Plans, Awards, and Arrangements. This Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future, pursuant to any agreement, plan, or program that is independent of this Plan.

(e) Sole Source for Future Stock Awards. Notwithstanding any other provision of the Plan, no further awards of any kind shall occur under any other Company plan or program that entails the issuance of Share-settled awards (including but not limited to the Prior Plan), and any Shares that are currently subject to awards under any such plans which are subsequently forfeited, cancelled, settled or lapse unexercised shall be added to the reserve of Shares that are authorized and available for issuance pursuant to this Plan.

2. Types of Awards. The Plan permits the granting of the following types of Awards according to the Sections of the Plan listed here:

Section 5	Stock Options
Section 6	Share Appreciation Rights (“SARs”)
Section 7	Restricted Shares, Restricted Share Units (“RSUs”), and Unrestricted Shares
Section 8	Deferred Share Units (“DSUs”)
Section 9	Performance and Cash-settled Awards
Section 10	Dividend Equivalent Rights

3. Shares Available for Awards.

(a) Generally. Subject to Section 3(b) and Section 13 below, the aggregate number of Shares which may be issued pursuant to Awards under the Plan is the sum of (i) 5,571,286 Shares and (ii) any Shares which as of the Effective Date are subject to awards under the Prior Plan which are subsequently forfeited, cancelled, settled, or lapse unexercised. The Shares deliverable pursuant to Awards shall be authorized but unissued Shares, or Shares that the Company otherwise holds in treasury or in trust.

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(b) Replenishment; Counting of Shares. Any Shares reserved for Plan Awards will again be available for future Awards if the Shares for any reason will never be issued to a Participant or Beneficiary pursuant to an Award (for example, due to its settlement in cash rather than in Shares, or the Award’s forfeiture, cancellation, expiration, or net settlement without the issuance of Shares). Further, and to the extent permitted under Applicable Law, the maximum number of Shares available for delivery under the Plan shall not be reduced by any Shares issued under the Plan through the settlement, assumption, or substitution of outstanding awards or obligations to grant future awards as a condition of the Company’s or an Affiliate’s acquiring another entity. On the other hand, Shares that a Person owns and tenders in payment of all or part of the exercise price of an Award or in satisfaction of applicable Withholding Taxes shall not increase the number of Shares available for future issuance under the Plan.

(c) Award Vesting Limitation. Notwithstanding any other provision of the Plan to the contrary, Awards shall become vested on a pro rata basis over a period of not less than three years (or, in the case of vesting with respect to Performance Awards, over a period of not less than one year measured from the commencement of the period over which performance is evaluated) following the Grant Date; provided, however, that, notwithstanding the foregoing, Awards that result in the issuance of an aggregate of up to 15% of the Shares available pursuant to Section 3(a), as adjusted pursuant to Section 13 below, may be granted to any one or more Eligible Persons without respect to such minimum vesting provisions.

4. Eligibility.

(a) General Rule. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those Persons to whom Awards may be granted. Each Award shall be evidenced by an Award Agreement that sets forth its Grant Date and all other terms and conditions of the Award, that is signed on behalf of the Company (or delivered by an authorized agent through an electronic medium), and that, if required by the Committee, is signed by the Eligible Person as an acceptance of the Award. The grant of an Award shall not obligate the Company or any Affiliate to continue the employment or service of any Eligible Person, or to provide any future Awards or other remuneration at any time thereafter.

(b) Option and SAR Limits per Person. During the term of the Plan, no Participant may receive Options and SARs that relate to more than 20% of the maximum number of Shares issuable under the Plan as of its Effective Date, as such number may be adjusted pursuant to Section 13 below. During any calendar year, no Participant may receive Incentive Stock Options or Awards in the aggregate (including Incentive Stock Options) that relate to more than 20% of the maximum number of Shares issuable under the Plan as of its Effective Date, as such number may be adjusted pursuant to Section 13 below.

(c) Replacement Awards. Subject to Applicable Law (including any associated stockholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant consent to surrender for cancellation some or all of the Awards or other grants that the Participant has received under this Plan or otherwise. An Award conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options and SARs, these other terms may not involve an exercise price that is lower than the exercise price of the surrendered Option or SAR unless the Company’s stockholders approve the grant itself or the program under which the grant is made pursuant to the Plan.

5. Stock Options.

(a) Grants. Subject to the special rules for ISOs set forth in the next paragraph, the Committee may grant Options to Eligible Persons pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan, that may be immediately exercisable or that may become exercisable in whole or in

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part based on future events or conditions, that may include vesting or other requirements for the right to exercise the Option, and that may differ for any reason between Eligible Persons or classes of Eligible Persons, provided in all instances that:

(i)	the exercise price for Shares subject to purchase through exercise of an Option that is intended to be exempt from Code Section 409A shall not be less than 100% of the Fair Market Value of the underlying Shares on the Grant Date; and

(ii)	no Option shall be exercisable for a term ending more than ten years after its Grant Date.

(b) Special ISO Provisions. The following provisions shall control any grants of Options that are denominated as ISOs; provided that ISOs may not be awarded unless the Plan receives stockholder approval within twelve (12) months after its Effective Date, and ISOs may not be granted more than ten (10) years after Board approval of the Plan.

(i)	Eligibility. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Code Section 424.

(ii)	Documentation. Each Option that is intended to be an ISO must be designated in the Award Agreement as an ISO, provided that any Option designated as an ISO will be a Non-ISO to the extent the Option fails to meet the requirements of Code Section 422 or the provisions of this Section 5(b). In the case of an ISO, the Committee shall determine on the Date of Grant the acceptable methods of paying the exercise price for Shares, and it shall be included in the applicable Award Agreement.

(iii)	$100,000 Limit. To the extent that the aggregate Fair Market Value of Shares with respect to which ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds U.S. $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the U.S. $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the U.S. $100,000 limit, the most recently granted Options shall be reduced first. In the event that Code Section 422 is amended to alter the limitation set forth therein, the limitation of this paragraph and the corresponding references to the $100,000 limit throughout this Plan shall be automatically adjusted accordingly as of the date the amendment to Code Section 422 is effective.

(iv)	Grants to 10% Holders. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the ISO’s term shall not exceed five years from the Grant Date, and the exercise price shall be at least 110% of the Fair Market Value of the underlying Shares on the Grant Date. In the event that Code Section 422 is amended to alter the limitations set forth therein, the limitation of this paragraph shall be automatically adjusted accordingly.

(v)	Substitution of Options. In the event the Company or an Affiliate acquires (whether by purchase, merger, or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Code Section 424, the Committee may, in accordance with the provisions of that Section, substitute ISOs for ISOs previously granted under the plan of the acquired company provided (A) the excess of the aggregate Fair Market Value of the Shares subject to an ISO immediately after the substitution over the aggregate exercise price of such shares is not more than the similar excess immediately before such substitution, and (B) the new ISO does not give additional benefits to the Participant, including any extension of the exercise period.

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(vi)	Notice of Disqualifying Dispositions. By executing an ISO Award Agreement, each Participant agrees to notify the Company in writing immediately after the Participant sells, transfers or otherwise disposes of any Shares acquired through exercise of the ISO, if such disposition occurs within the earlier of (A) two years of the Grant Date, or (B) one year after the exercise of the ISO being exercised. Each Participant further agrees to provide any information about a disposition of Shares as may be requested by the Company to assist it in complying with any applicable tax laws.

(c) Method of Exercise. Each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares) at any time and from time to time prior to its expiration, but only pursuant to the terms of the applicable Award Agreement, and subject to the times, circumstances and conditions for exercise contained in the applicable Award Agreement. Exercise shall occur by delivery of both written notice of exercise to the secretary of the Company, and payment of the full exercise price for the Shares being purchased. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

(i)	cash or check payable to the Company (in U.S. dollars);

(ii)	other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (D) are duly endorsed for transfer to the Company;

(iii)	a net exercise by surrendering to the Company Shares otherwise receivable upon exercise of the Option;

(iv)	a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may elect to concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

(v)	any combination of the foregoing methods of payment.

The Company shall not be required to deliver Shares pursuant to the exercise of an Option until the Company has received sufficient funds to cover the full exercise price due and all applicable Withholding Taxes required by reason of such exercise.

Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(d) Exercise of an Unvested Option. The Committee in its sole discretion may allow a Participant to exercise an unvested Option, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Option.

(e) Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination

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of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards.

The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

Reason for terminating Continuous Service	Option Termination Date
(I) By the Company for Cause, or what would have been Cause if the Company had known all of the relevant facts.	Termination of the Participant’s Continuous Service, or when Cause first existed if earlier.
(II) Disability of the Participant.	Within one year after termination of the Participant’s Continuous Service.
(III) Retirement of the Participant.	Within six months after termination of the Participant’s Continuous Service.
(IV) Death of the Participant during Continuous Service or within 90 days thereafter.	Within one year after termination of the Participant’s Continuous Service.
(V) Other than any of the above.	Within 90 days after termination of the Participant’s Continuous Service.

If there is a Securities and Exchange Commission blackout period (or a Committee-imposed blackout period) that prohibits the buying or selling of Shares during any part of the ten day period before the expiration of any Option based on the termination of a Participant’s Continuous Service (as described above), the period for exercising the Option shall be extended until ten days beyond when such blackout period ends. Notwithstanding any provision hereof or within an Award Agreement, no Option shall ever be exercisable after the expiration date of its original term as set forth in the Award Agreement.

(f) Buyout. Subject to the provisions of Section 19, the Committee may at any time offer to buy out an Option, in exchange for a payment in cash or Shares, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made. In addition, but subject to Applicable Law, if the Fair Market Value for Shares subject to any Option or Options is more than 50% below their exercise price for more than 30 consecutive business days, the Committee may unilaterally declare such Option to be terminated, effective on the date on which the Committee provides written notice to the Participant or other Option holder. The Committee may take such action with respect to any or all Options granted under the Plan and with respect to any individual Option holder or class or classes of Option holders, and the Committee shall not have any obligation to be uniform, consistent, or nondiscriminatory between classes of similarly-situated Option holders, except as required by Applicable Law (including any applicable stockholder approval requirements for a re-pricing or similar option cancellation program).

6. SARs.

(a) Grants. The Committee may grant SARs to Eligible Persons pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan; provided that:

(i)	the exercise price for the Shares subject to each SAR shall not be less than 100% of the Fair Market Value of the underlying Shares on the Grant Date;

(ii)	no SAR shall be exercisable for a term ending more than ten years after its Grant Date; and

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(iii)	each SAR shall, except to the extent a SAR Award Agreement provides otherwise, be subject to the provisions of Section 5(e) relating to the effect of a termination of Participant’s Continuous Service and Section 5(f) relating to buyouts, in each case with “SAR” being substituted for “Option.”

(b) Settlement. Subject to the Plan’s terms, a SAR shall entitle the Participant, upon exercise of the SAR, to receive Shares having a Fair Market Value on the date of exercise equal to the product of the number of Shares as to which the SAR is being exercised, and the excess of (i) the Fair Market Value, on such date, of the Shares covered by the exercised SAR, over (ii) an exercise price designated in the SAR Award Agreement. Notwithstanding the foregoing, a SAR Award Agreement may limit the total settlement value that the Participant will be entitled to receive upon the SAR’s exercise, and may provide for settlement either in cash or in any combination of cash or Shares that the Committee may authorize pursuant to an Award Agreement. If, on the date on which a SAR or portion thereof is to expire, the Fair Market Value of the underlying Shares exceeds the aggregate exercise price of such SAR, then the SAR shall be deemed exercised and the Participant shall within ten days thereafter receive the Shares that would have been issued on such date if the Participant had affirmatively exercised the SAR on that date.

(c) SARs related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option, and shall have an exercise price that is not less than the exercise price of the related Option. A SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 6(b) above. Any SAR granted in tandem with an ISO will contain such terms as may be required to comply with the provisions of Code Section 422.

(d) Effect on Available Shares. Upon each exercise of a SAR that is settled in Shares, only those Shares that are issued or delivered in settlement of the exercise shall be counted against the number of Shares available for Awards under the Plan.

7. Restricted Shares, RSUs, and Unrestricted Share Awards.

(a) Grant. The Committee may grant Restricted Share, RSU, or Unrestricted Share Awards to Eligible Persons, in all cases pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan. The Committee shall establish as to each Restricted Share or RSU Award the number of Shares deliverable or subject to the Award (which number may be determined by a written formula), and the period or periods of time (the “Restriction Period”) at the end of which all or some restrictions specified in the Award Agreement shall lapse, and the Participant shall receive unrestricted Shares (or cash to the extent provided in the Award Agreement) in settlement of the Award. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability, and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Committee, including, without limitation, criteria based on the Participant’s duration of employment, directorship or consultancy with the Company, individual, group, or divisional performance criteria, Company performance, or other criteria selected by the Committee. The Committee may make Restricted Share and RSU Awards with or without the requirement for payment of cash or other consideration. In addition, the Committee may grant Awards hereunder in the form of Unrestricted Shares which shall vest in full upon the Grant Date or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to pay for such Shares or to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

(b) Vesting and Forfeiture. The Committee shall set forth, in an Award Agreement granting Restricted Shares or RSUs, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to RSUs will become vested and non-forfeitable. Except as set forth in the applicable Award

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Agreement or as the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any reason, the Participant shall forfeit his or her Restricted Shares and RSUs to the extent the Participant’s interest therein has not vested on or before such termination date; provided that if a Participant purchases Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant to the extent either set forth in an Award Agreement or required by Applicable Laws.

(c) Certificates for Restricted Shares. Unless otherwise provided in an Award Agreement, the Company shall hold certificates representing Restricted Shares and dividends (whether in Shares or cash) that accrue with respect to them until the restrictions lapse, and the Participant shall provide the Company with appropriate stock powers endorsed in blank. The Participant’s failure to provide such stock powers within ten days after a written request from the Company shall entitle the Committee to unilaterally declare a forfeiture of all or some of the Participant’s Restricted Shares.

(d) Section 83(b) Elections. A Participant may make an election under Code Section 83(b) (the “Section 83(b) Election”) with respect to Restricted Shares. A Participant who has received RSUs may, within ten days after receiving the RSU Award, provide the Committee with a written notice of his or her desire to make a Section 83(b) Election with respect to the Shares subject to such RSUs. The Committee may in its discretion convert the Participant’s RSUs into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s RSU Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares. A Section 83(b) Election will be invalid if not filed with the Company and the appropriate U.S. tax authorities within 30 days after the Grant Date of the RSUs that are thereafter replaced by the Restricted Shares or, if inapplicable, the original Restricted Share Award.

(e) Deferral Elections for RSUs. To the extent specifically provided in an Award Agreement, a Participant may irrevocably elect, in accordance with Section 8 below, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant both more than 12 months after the date of the Participant’s deferral election and upon the vesting of an RSU Award. If the Participant makes this election, the Company shall credit the Shares subject to the election, and any associated Shares attributable to Dividend Equivalent Rights attached to the Award, to a DSU account established pursuant to Section 8 below on the date such Shares would otherwise have been delivered to the Participant pursuant to this Section.

(f) Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant’s Restricted Shares (or of the right to receive Shares underlying RSUs), the Company shall deliver to the Participant, free from vesting restrictions, one Share for each surrendered and vested Restricted Share (or deliver one Share free of the vesting restriction for each vested RSU), unless an Award Agreement provides otherwise and subject to Section 11 regarding Withholding Taxes. No fractional Shares shall be distributed, and cash shall be paid in lieu thereof.

8. DSUs.

(a) Elections to Defer. The Committee may make DSU awards to Eligible Persons pursuant to Award Agreements (regardless of whether or not there is a deferral of the Eligible Person’s compensation), and may permit select Eligible Persons to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any RSU Award) and in lieu thereof to have the Company credit to an internal Plan account a number of DSUs having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar quarter (or other period determined by the Committee) during which compensation is deferred. Notwithstanding the foregoing sentence, a Participant’s Election Form will be ineffective with respect to any compensation that the Participant earns before the date on which the Election Form takes effect. For any Participant who is subject to U.S. income taxation, the Committee shall only authorize deferral elections under this Section (i) pursuant to written procedures, and using written Election Forms, that satisfy the requirements of Code Section 409A, and (ii) only by Eligible Persons who are Directors, Consultants, or members of a select group of management or highly compensated Employees (within the meaning of ERISA).

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(b) Vesting. Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to DSUs.

(c) Issuances of Shares. Unless an Award Agreement expressly provides otherwise, the Company shall settle a Participant’s DSU Award, by delivering one Share for each DSU, in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service ends for any reason, subject to –

(i) the Participant’s right to elect a different form of distribution, only on a form provided by and acceptable to the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are triggered by, and completed within ten years following, the last day of the Participant’s Continuous Service, and

(ii) the Company’s acceptance of the Participant’s distribution election form executed at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 8(a), provided that the Participant may change a distribution election through any subsequent election that (A) the Participant delivers to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s initial distribution election, and (B) defers the commencement of distributions by at least five years from the originally scheduled distribution commencement date.

Fractional shares shall not be issued, and instead shall be paid out in cash.

(d) Emergency Withdrawals. In the event that a Participant suffers an unforeseeable emergency within the contemplation of this Section, the Participant may apply to the Committee for an immediate distribution of all or a portion of the Participant’s DSUs. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant’s spouse, or a dependent (within the meaning of Code Section 152) of the Participant, casualty loss of the Participant’s property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. The Committee shall, in its sole and absolute discretion, determine whether a Participant has a qualifying unforeseeable emergency, may require independent verification of the emergency, and may determine whether or not to provide the Participant with cash or Shares. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The number of Shares subject to the Participant’s DSU Award shall be reduced by any Shares distributed to the Participant and by a number of Shares having a Fair Market Value on the date of the distribution equal to any cash paid to the Participant pursuant to this Section. For all DSUs granted to Participants who are U.S. taxpayers, the term “unforeseeable emergency” shall be interpreted in accordance with Code Section 409A.

(e) Termination of Service. For purposes of this Section, a Participant’s “Continuous Service” shall only end when the Participant incurs a “separation from service” within the meaning of Treasury Regulations § 1.409A-1(h). A Participant shall be considered to have experienced a termination of Continuous Service when the facts and circumstances indicate that either (i) no further services will be performed for the Company or any Affiliate after a certain date, or (ii) that the level of bona fide services the Participant will perform after such date (whether as an Employee, Director, or Consultant) are reasonably expected to permanently decrease to no more than 50% of the average level of bona fide services performed by such Participant (whether as an Employee, Director, or Consultant) over the immediately preceding 36-month period (or full period of services to the Company and its Affiliates if the Participant has been providing such services for less than 36 months).

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9. Performance and Cash-Settled Awards.

(a) Performance Units. Subject to the limitations set forth in paragraph (b) hereof, the Committee may in its discretion grant Performance Awards, including Performance Units to any Eligible Person, including Performance Unit Awards that (i) have substantially the same financial benefits and other terms and conditions as Options, SARs, RSUs, or DSUs, but (ii) are settled only in cash. All Awards hereunder shall be made pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan.

(b) Performance Compensation Awards. Subject to the limitations set forth in this Section, the Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” (payable in cash or Shares) in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), and has terms and conditions designed to qualify as such. With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being defined below). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance

(c) Limitations on Awards. The maximum Performance Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period, without regard to time of vesting or exercisability, shall not together exceed the limitation set forth in Section 3(b) above, as adjusted pursuant to Section 13 below (or, for Performance Units to be settled in cash, U.S. $2,000,000 determined on the Grant Date). The Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of these limitations will be credited as DSUs or as deferred cash compensation under a separate plan of the Company (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under Code Section 162(b).

(d) Definitions.

(i) “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii) “Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in

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absolute or relative terms (including, without limitation, terms relative to a peer group or index): income or profit, including but not limited to basic, diluted, or adjusted earnings per share, earnings before interest, taxes, and/or other adjustments (in total or on a per share basis), basic or adjusted net income, gross margin, or similar income or profit measure; returns on equity, assets, capital, revenue or similar return measure; economic profit, economic value added, or similar measure of residual income; revenues or sales; working capital; cash usage; total stockholder return; and costs, product development, technology development, market share, research, securement of intellectual property rights, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii) “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

(e) Deferral Elections. At any time prior to the date that is both at least six months before the close of a Performance Period (or shorter or longer period that the Committee selects) with respect to a Performance Award and at which time vesting or payment is substantially uncertain to occur, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of ERISA) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 8 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to this Section.

10. Dividend Equivalent Rights. The Committee may grant Dividend Equivalent Rights to any Eligible Person, and may do either pursuant to an Award Agreement that is independent of any other Award, or through a provision in another Award (other than an Option or SAR) that Dividend Equivalent Rights attach to the Shares underlying the Award. For example, and without limitation, the Committee may grant a Dividend Equivalent Right in respect of each Share subject to a Restricted Stock Award, Restricted Stock Unit Award, Deferred Share Unit, or Performance Share Award.

(a) Nature of Right. Each Dividend Equivalent Right shall represent the right to receive amounts based on the dividends declared on Shares as of all dividend payment dates during the term of the Dividend Equivalent Right as determined by the Committee. Unless otherwise determined by the Committee, a Dividend Equivalent Right shall expire upon termination of the Participant’s Continuous Service, provided that a Dividend Equivalent Right that is granted as part of another Award shall expire only when the Award is settled or otherwise forfeited.

(b) Settlement. Unless otherwise provided in an Award Agreement, Dividend Equivalent Rights shall be paid out on the (i) on the record date for dividends if the Award occurs on a stand-alone basis, and (ii) on the vesting or later settlement date for another Award if the Dividend Equivalent Right is granted as part of it. Payment of all amounts determined in accordance with this Section shall be in Shares, with cash paid in lieu of fractional Shares, provided that the Committee may instead provide in an Award Agreement for cash settlement of all or part of the Dividend Equivalent Rights. Only the Shares actually issued pursuant to Dividend Equivalent Rights shall count against the limits set forth in Section 3 above.

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(c) Other Terms. The Committee may impose such other terms and conditions on the grant of a Dividend Equivalent Right as it deems appropriate in its discretion as reflected by the terms of the Award Agreement. The Committee may establish a program under which Dividend Equivalent Rights may be granted in conjunction with other Awards. The Committee may also authorize, for any Participant or group of Participants, a program under which the payments with respect to Dividend Equivalent Rights may be deferred pursuant to the terms and conditions determined under Section 9 above.

11. Taxes; Withholding.

(a) General Rule. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards, and neither the Company, nor any Affiliate, nor any of their employees, directors, or agents shall have any obligation to mitigate, indemnify, or to otherwise hold any Participant harmless from any or all of such taxes. The Company’s obligation to deliver Shares (or to pay cash) to Participants pursuant to Awards is at all times subject to their prior or coincident satisfaction of all required Withholding Taxes. Except to the extent otherwise either provided in an Award Agreement or thereafter authorized by the Committee, the Company or any Affiliate will satisfy required Withholding Taxes that the Participant has not otherwise arranged to settle before the due date thereof –

(i)	first from withholding the cash otherwise payable to the Participant pursuant to the Award;

(ii)	then by withholding and cancelling the Participant’s rights with respect to a number of Shares that (A) would otherwise have been delivered to the Participant pursuant to the Award, and (B) have an aggregate Fair Market Value equal to the Withholding Taxes (such withheld Shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of the withholding); and

(iii)	finally, withholding the cash otherwise payable to the Participant by the Company.

The number of Shares withheld and cancelled to pay a Participant’s Withholding Taxes will be rounded up to the nearest whole Share sufficient to satisfy such taxes, with cash being paid to the Participant in an amount equal to the amount by which the Fair Market Value of such Shares exceeds the Withholding Taxes.

(b) U.S. Code Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Code Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Code Section 409A. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate (i) to exempt the Award from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) to comply with the requirements of Code Section 409A and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

(c) Unfunded Tax Status. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Person pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Person any rights that are greater than those of a general creditor of the Company or any Affiliate, and a Participant’s rights under the Plan at all times constitute an unsecured claim against the general assets of the Company for the collection of benefits as they come due. Neither the Participant nor the Participant’s duly-authorized transferee or Beneficiaries shall have any claim against or rights in any specific assets, Shares, or other funds of the Company.

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12. Non-Transferability of Awards.

(a) General. Except as set forth in this Section, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a death Beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, by the duly-authorized legal representative of a holder who is Disabled, or by a transferee permitted by this Section.

(b) Limited Transferability Rights. The Committee may in its discretion provide in an Award Agreement that an Award in the form of a Non-ISO, Share-settled SAR, Restricted Shares, or Performance Shares may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

(c) Death. In the event of the death of a Participant, any outstanding Awards issued to the Participant shall automatically be transferred to the Participant’s Beneficiary (or, if no Beneficiary is designated or surviving, to the person or persons to whom the Participant’s rights under the Award pass by will or the laws of descent and distribution).

13. Change in Capital Structure; Change in Control; Etc.

(a) Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the exercise or other price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, merger, consolidation, change in organization form, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards such alternative consideration (including cash or securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of cash or securities shall not require the consent of any person who is granted Awards pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any Award.

(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such dissolution or liquidation, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

(c) Change in Control. In the event of a Change in Control but subject to the terms of any Award Agreements or employment-related agreements between the Company or any Affiliates and any Participant, each outstanding Award shall be assumed or a substantially equivalent award shall be substituted by the surviving or successor company or a parent or subsidiary of such successor company (in each case, the “Successor Company”) upon consummation of the transaction. Notwithstanding the foregoing, instead of having outstanding Awards be assumed or replaced with equivalent awards by the Successor Company, the Committee may in its

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sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s stockholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions (with respect to any or all of the Awards, and with discretion to differentiate between individual Participants and Awards for any reason):

(i) accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued pursuant to an Award shall lapse as to the Shares subject to such repurchase right;

(ii) arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards (with the Committee determining the amount payable to each Participant based on the Fair Market Value, on the date of the Change in Control, of the Award being cancelled, based on any reasonable valuation method selected by the Committee);

(iii) terminate all or some Awards upon the consummation of the transaction, provided that the Committee shall provide for vesting of such Awards in full as of a date immediately prior to consummation of the Change in Control. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation;

(iv) make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 13 above.

In the event the Administrator elects a method of payment that is intended to comply with Treasury Regulation section 1.409A-3(i)(5)(iv), the Administrator may provide that any payments that otherwise would be made after the five-year anniversary of the Change in Control Event shall be forfeited.

Unless otherwise expressly provided in an Award Agreement or in any employment-related agreement between the Company or any Affiliate and the Participant, in the event a Participant is Involuntarily Terminated on or within 12 months (or other period set forth in an Award Agreement) following a Change in Control, then any Award that is assumed or substituted pursuant to this Section shall accelerate and become fully vested (and become exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares underlying the Award shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s Involuntary Termination.

14. Termination, Rescission and Recapture of Awards.

(a) Each Award under the Plan is intended to align the Participant’s long-term interests with those of the Company. Accordingly, to the extent provided in an Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards (“Termination”), rescind any exercise, payment or delivery pursuant to the Award (“Rescission”), or recapture any Shares (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to the Award (“Recapture”), if the Participant does not comply with the conditions of subsections (b), (c), and (e) hereof (collectively, the “Conditions”).

(b) A Participant shall not, without the Company’s prior written authorization, disclose to anyone outside the Company, or use in other than the Company’s business, any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the Participant and the Company with regard to any such proprietary or confidential information or material.

(c) Pursuant to any agreement between the Participant and the Company with regard to intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments,

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improvements, proprietary information, confidential business and personnel information), a Participant shall promptly disclose and assign to the Company or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Company to secure all right, title and interest in such intellectual property in the United States and in any foreign country.

(d) Upon exercise, payment, or delivery of cash or Common Stock pursuant to an Award, the Participant shall certify on a form acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan and, if a severance of Continuous Service has occurred for any reason, shall state the name and address of the Participant’s then-current employer or any entity for which the Participant performs business services and the Participant’s title, and shall identify any organization or business in which the Participant owns a greater-than-five-percent equity interest.

(e) If the Company determines, in its sole and absolute discretion, that (i) a Participant has violated any of the Conditions or (ii) during his or her Continuous Service, or within one year after its termination for any reason, a Participant (x) has rendered services to or otherwise directly or indirectly engaged in or assisted, any organization or business that, in the judgment of the Company in its sole and absolute discretion, is or is working to become competitive with the Company; (y) has solicited any non-administrative employee of the Company to terminate employment with the Company; or (z) has engaged in activities which are materially prejudicial to or in conflict with the interests of the Company, including any breaches of fiduciary duty or the duty of loyalty, then the Company may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of the Participant’s relevant Awards, Shares, and the proceeds thereof.

(f) Within ten days after receiving notice from the Company of any such activity described in Section 14(e) above, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Common Stock), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Shares. Any payment by the Participant to the Company pursuant to this Section shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery. It shall not be a basis for Termination, Rescission or Recapture if after termination of a Participant’s Continuous Service, the Participant purchases, as an investment or otherwise, stock or other securities of such an organization or business, so long as (i) such stock or other securities are listed upon a recognized securities exchange or traded over-the-counter, and (ii) such investment does not represent more than a five percent (5%) equity interest in the organization or business.

(g) Notwithstanding the foregoing provisions of this Section, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Company’s authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award. Nothing in this Section shall be construed to impose obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of employment that does not violate subsections (b), (c), or (e) of this Section, other than any obligations that are part of any separate agreement between the Company and the Participant or that arise under Applicable Law.

(h) All administrative and discretionary authority given to the Company under this Section shall be exercised by the most senior human resources executive of the Company or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.

(i) If any provision within this Section is determined to be unenforceable or invalid under any Applicable Law, such provision will be applied to the maximum extent permitted by Applicable Law, and shall automatically be deemed amended in a manner consistent with its objectives and any limitations required under

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Applicable Law. Notwithstanding the foregoing, but subject to any contrary terms set forth in any Award Agreement, this Section shall not be applicable to any Participant from and after his or her termination of Continuous Service after a Change in Control.

15. Recoupment of Awards. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, the Committee may in its sole and absolute discretion, without obtaining the approval or consent of the Company’s stockholders or of any Participant, require that any Participant reimburse the Company for all or any portion of any Awards granted under this Plan (“Reimbursement”), or the Committee may require the Termination or Rescission of, or the Recapture associated with, any Award, if and to the extent—

(a) the granting, vesting, or payment of such Award was predicated upon the achievement of certain financial results that were subsequently the subject of a material financial restatement;

(b) in the Committee’s view the Participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by the Company or any Affiliate; and

(c) a lower granting, vesting, or payment of such Award would have occurred based upon the conduct described in clause (b) of this Section.

In each instance, the Committee will, to the extent practicable and allowable under Applicable Laws, require Reimbursement, Termination or Rescission of, or Recapture relating to, any such Award granted to a Participant; provided that the Company will not seek Reimbursement, Termination or Rescission of, or Recapture relating to, any such Awards that were paid or vested more than three years prior to the first date of the applicable restatement period.

16. Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

17. Administration of the Plan. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and may prescribe, amend, and rescind such rules, regulations, and procedures for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee, the Board shall function as the Committee for all purposes of the Plan.

(a) Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more executive officers to make Awards to Eligible Persons other than themselves. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

(b) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i) to grant Awards and to determine Eligible Persons to whom Awards shall be granted from time to time, and the number of Shares, units, or dollars to be covered by each Award;

(ii) to determine, from time to time, the Fair Market Value of Shares;

(iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become

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vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv) to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration;

(vi) to the extent consistent with the purposes of the Plan and without amending the Plan, to modify, to cancel, or to waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs;

(vii) to require, as a condition precedent to the grant, vesting, exercise, settlement, and/or issuance of Shares pursuant to any Award, that a Participant agree to execute a general release of claims (in any form that the Committee may require, in its sole discretion, which form may include any other provisions, e.g. confidentiality and restrictions on competition, that are found in general claims release agreements that the Company utilizes or expects to utilize);

(viii) in the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting, settlement, or exercise of Award, such as a system using an internet website or interactive voice response, to implement paperless documentation, granting, settlement, or exercise of Awards by a Participant may be permitted through the use of such an automated system; and

(ix) to make all interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Directors or Employees.

(d) Local Law Adjustments and Sub-plans. To facilitate the making of any grant of an Award under this Plan, the Committee may adopt rules and provide for such special terms for Awards to Participants who are located within the United States, foreign nationals, or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts, and settle Awards in cash in lieu of shares, as may be appropriate, required or applicable to particular locations and countries.

(c) Action by Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by an officer or other employee of the Company or any Affiliate, the Company’s independent certified public accounts, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

(d) Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The

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Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, and all determination the Committee makes pursuant to the Plan shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

(e) No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who in good faith takes action on behalf of the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Plan. The Company and its Affiliates may, but shall not be required to, obtain liability insurance for this purpose.

(f) Expenses. The expenses of administering the Plan shall be borne jointly and severally by the Company and its Affiliates.

18. Modification of Awards and Substitution of Options. Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised, to accelerate the vesting of any Award, to extend or renew outstanding Awards, to accept the cancellation of outstanding Awards to the extent not previously exercised, or to make any change that the Plan would permit for a new Award. However, except in connection with a Change in Control or as approved by the Company’s stockholders for any period during which it is subject to the reporting requirements of the Exchange Act, the Committee may not cancel an outstanding Option or SAR whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option or SAR to the Participant at a lower exercise price, or granting a replacement award of a different type, or otherwise allowing for a “repricing” within the meaning of applicable federal securities laws. Notwithstanding the foregoing, no modification of an outstanding Award may materially and adversely affect a Participant’s rights thereunder unless either (i) the Participant provides written consent to the modification, or (ii) before a Change in Control, the Committee determines in good faith that the modification is not materially adverse to the Participant.

19. Plan Amendment and Termination. The Board may amend or terminate the Plan as it shall deem advisable; provided that no change shall be made that increases the total number of Shares reserved for issuance pursuant to Awards (except pursuant to Section 13 above) unless such change is authorized by the stockholders of the Company. A termination or amendment of the Plan shall not materially and adversely affect a Participant’s vested rights under an Award previously granted to him or her, unless the Participant consents in writing to such termination or amendment. Notwithstanding the foregoing, the Committee may amend the Plan to comply with changes in tax or securities laws or regulations, or in the interpretation thereof. Furthermore, neither the Company nor the Committee shall, without stockholder approval, either (a) allow for a “repricing” within the meaning of federal securities laws applicable to proxy statement disclosures, or (b) cancel an outstanding Option whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option to the Participant at a lower exercise price or granting a replacement award of a different type.

20. Term of Plan. If not sooner terminated by the Board, this Plan shall terminate at the close of business on the date ten years after its Effective Date as determined under Section 1(b) above. No Awards shall be made under the Plan after its termination.

21. Governing Law. The terms of this Plan shall be governed by the laws of the State of Delaware, within the United States of America, without regard to the State’s conflict of laws rules.

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22. Laws and Regulations.

(a) General Rules. This Plan, the granting of Awards, the exercise of Options and SARs, and the obligations of the Company hereunder (including those to pay cash or to deliver, sell or accept the surrender of any of its Shares or other securities) shall be subject to all Applicable Law. In the event that any Shares are not registered under any Applicable Law prior to the required delivery of them pursuant to Awards, the Company may require, as a condition to their issuance or delivery, that the persons to whom the Shares are to be issued or delivered make any written representations and warranties (such as that such Shares are being acquired by the Participant for investment for the Participant’s own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares) that the Committee may reasonably require, and the Committee may in its sole discretion include a legend to such effect on the certificates representing any Shares issued or delivered pursuant to the Plan.

(b) Black-out Periods. Notwithstanding any contrary terms within the Plan or any Award Agreement, the Committee shall have the absolute discretion to impose a “blackout” period on the exercise of any Option or SAR, as well as the settlement of any Award, with respect to any or all Participants (including those whose Continuous Service has ended) to the extent that the Committee determines that doing so is either desirable or required in order to comply with applicable securities laws.

23. No Stockholder Rights. Neither a Participant nor any transferee or Beneficiary of a Participant shall have any rights as a stockholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to such Participant, transferee, or Beneficiary for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares or Restricted Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a stockholder with respect to the Shares underlying the Award (unless otherwise provided in the Award Agreement for Restricted Shares), notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan or an Award Agreement.

Appendix I: Definitions

As used in the Plan, the following terms have the meanings indicated when they begin with initial capital letters within the Plan:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under any applicable laws of the United States, any other country, and any provincial, state, or local subdivision, any applicable stock exchange or automated quotation system rules or regulations, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, a SAR, a Restricted Share, a RSU, an Unrestricted Share, a DSU, a Performance Award, or Dividend Equivalent Rights, or any combination thereof, whether alternative or cumulative.

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“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Beneficiary” means the person or entity designated by the Participant, in a form approved by the Company, to exercise the Participant’s rights with respect to an Award or receive payment or settlement under an Award after the Participant’s death.

“Board” means the Board of Directors of the Company.

“Cause” has the meaning set forth in any unexpired employment agreement between the Company and the Participant. In the absence of such an agreement, “Cause” means (i) gross negligence, willful misconduct, insubordination, or other material malfeasance or non-feasance by the Participant in the performance of his duties; (ii) the Participant’s unauthorized disclosure of confidential information about the Company; (iii) the Participant’s material breach of any employment, consulting, confidentiality, non-disclosure, non-competition or similar agreement between the Participant and the Company; (iv) the Participant’s conviction of, plea of nolo contendere to, or written admission of the commission of, a felony; (v) any act by the Participant involving fraud or misrepresentation with respect to his duties for the Company, which has resulted or likely will result in material damage to the Company; (vi) any act by the Participant constituting a failure to follow the directions of the either the Company’s Chief Executive Officer or the Board, provided that, the Board provides written notice of such failure to the Participant and the failure continues for fifteen (15) days after the Executive’s receipt of such notice; (vii) the Participant’s material breach of any provision of the Plan or any Award Agreement; (viii) any act of Participant involving moral turpitude that adversely affects Participant’s ability to serve the Company; (ix) Participant’s violation of any federal, state or local law or regulation applicable to the Company or its businesses that causes material injury to the Company (including, without limitation, the reputation of the Company) or Participant’s intentional or knowing violation of any law or regulation applicable to the Company; or (x) Participant’s conduct that constitutes a material breach of any statutory or common law duty of loyalty to the Company. For purpose of this paragraph, no act or failure to act by the Participant shall be considered “willful” if such act or failure to act was in good faith and with the reasonable belief that the act or omission was in the best interests of the Company, or occurred at the direction of the Board. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate. Furthermore, a Participant’s Continuous Service shall be deemed to have terminated for Cause within the meaning hereof if, at any time (whether before, on, or after termination of the Participant’s Continuous Service), facts or circumstances are discovered that would have justified a termination for Cause.

“Change in Control” means, unless another definition is set forth in an Award Agreement, the first of the following to occur after the Effective Date:

(i) Acquisition of Controlling Interest. Any Person (other than Persons who are Employees at any time more than one year before a transaction) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities. In applying the preceding sentence, (i) securities acquired from the Company by or for the Person shall not be taken into account, and (ii) an agreement to vote securities shall be disregarded unless its ultimate purpose is to cause what would otherwise be a Change in Control, as reasonably determined by the Board.

(ii) Change in Board Control. During any consecutive two-year period commencing after the date of adoption of this Plan, individuals who constituted the Board at the beginning of the period (or their approved replacements, as defined in the next sentence) cease for any reason to constitute a majority of the Board. A new Director shall be considered an “approved replacement” Director if his or her election (or nomination for election) was approved by a vote of at least a majority of the Directors then still in office who either were Directors at the beginning of the period or were themselves approved replacement Directors, but in either case excluding any

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Director whose initial assumption of office occurred as a result of an actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board.

(iii) Merger. The Company consummates a merger, or consolidation of the Company with the any other corporation unless: (a) the voting securities of the Company outstanding immediately before the merger or consolidation would continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; and (b) no Person (other than Persons who are Employees at any time more than one year before the transaction) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities.

(iv) Sale of Assets. The stockholders of the Company approve an agreement for the sale of disposition by the Company of all, or substantially all, of the Company’s assets.

(v) Liquidation or Dissolution. The stockholders of the Company approve a plan or proposal for liquidation or dissolution of the Company.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of either (i) the Company’s initial public offering of its Shares, or (ii) any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in any entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or its successor, provided that the term “Committee” means (i) the Board when acting at any time in lieu of the Committee, (ii) with respect to any decision involving an Award intended to satisfy the requirements of Code Section 162(m), a committee consisting of two or more Directors of the Company who are “outside directors” within the meaning of Code Section 162(m), and (iii) with respect to any decision relating to a Reporting Person, a committee consisting of solely of two or more Directors who are disinterested within the meaning of Rule 16b-3.

“Company” means Gevo, Inc., a Delaware corporation; provided that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

“Company Stock” means common stock of the Company. In the event of a change in the capital structure of the Company affecting the common stock (as provided in Section 13), the Shares resulting from such a change in the common stock shall be deemed to be Company Stock within the meaning of the Plan.

“Consultant” means any person (other than an Employee or Director), including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

“Continuous Service” means a Participant’s period of service in the absence of any interruption or termination, as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) transfers between locations of the Company or between the Company and its Affiliates. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service if the individual continues to perform bona fide services for the Company. The Committee shall have the discretion to

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determine whether and to what extent the vesting of any Awards shall be tolled during any paid or unpaid leave of absence; provided, however, that in the absence of such determination, vesting for all Awards shall be tolled during any such unpaid leave (but not for a paid leave). Notwithstanding anything to the contrary contained in the Plan, an Investor Director Provider shall be deemed to have Continuous Service for so long as the Investor Director Provider makes available for service as a member of the Board at least one individual who provides services to, owns equity interests in, or is otherwise employed by, such investor or any of its Affiliates.

“Deferred Share Units” or “DSUs” mean Awards pursuant to Section 8 of the Plan.

“Director” means a member of the Board, or a member of the board of directors of an Affiliate.

“Disabled” means (i) for an ISO, that the Participant is disabled within the meaning of Code section 22(e)(3), and (ii) for other Awards, a condition under which that the Participant –

(i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

(ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than three months under an accident or health plan covering employees of the Company.

“Dividend Equivalent Rights” means Awards pursuant to Section 10 of the Plan, which may be attached to other Awards.

“Eligible Person” means any Consultant, Director, Investor Director Provider, or Employee and includes non-Employees to whom an offer of employment has been or is being extended.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

“Employer” means the Company and each Subsidiary and Affiliate that employs one or more Participants.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means the fair market value of the Company Stock as of such date based on the then prevailing prices of the Company Stock on the New York Stock Exchange, the American Stock Exchange, NASDAQ or such other stocks exchange as the Company Stock is then listed for trading (and, if none, as determined by the Committee in good faith based on relevant facts and circumstances).

“Grant Date” means the later of (i) the date designated as the “Grant Date” within an Award Agreement, and (ii) date on which the Committee determines the key terms of an Award, provided that as soon as reasonably practical thereafter the Committee both notifies the Eligible Person of the Award and enters into an Award Agreement with the Eligible Person.

“Incentive Stock Option” (or “ISO”) means, an Option that qualifies for favorable income tax treatment under Code Section 422.

“Investor Director Provider” means any investor in the Company (or Affiliate of such investor) (a) an employee, direct or indirect owner or service provider of which serves as a Director and (b) with respect to which investor, such Director and such investor (or Affiliate) agree that the investor (or Affiliate) will receive any Awards that such Director otherwise would receive.

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“Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control:

(i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or

(ii) voluntary resignation by the Participant through the following actions: (1) the Participant provides the Company with written notice of the existence of one of the events, arising without the Participant’s consent, listed in clauses (A) through (C), below within thirty (30) days of the initial existence of such event; (2) the Company fails to cure such event within thirty (30) days following the date such notice is given; and (3) the Participant elects to voluntarily terminate employment within the ninety (90) day period immediately following such event. The events include: (A) a material reduction in the Participant’s authority, duties, and responsibilities , (B) the Participant being required to relocate his place of employment, other than a relocation within fifty (50) miles of the Participant’s principal work site at the time of the Change in Control, or (C) a material reduction in the Participant’s Base Salary other than any such reduction consistent with a general reduction of pay for similarly-situated Participants.

“Non-ISO” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Award Agreement.

“Option” means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

“Participant” means any Eligible Person who holds an outstanding Award.

“Performance Awards” mean Awards granted pursuant to Section 9.

“Performance Unit” means an Award granted pursuant to Section 9(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

“Plan” means this Gevo, Inc. 2010 Stock Incentive Plan.

“Prior Plan” means the Gevo, Inc. 2006 Omnibus Securities and Incentive Plan.

“Recapture” and “Rescission” have the meaning set forth in Section 14 of the Plan.

“Reimbursement” has the meaning set forth in Section 15 of the Plan.

“Reporting Person” means an Employee, Director, or Consultant who is subject to the reporting requirements set forth under Rule 16b-3.

“Restricted Share” means a Share of Company Stock awarded with restrictions imposed under Section 7.

“Restricted Share Unit” or “RSU” means a right granted to a Participant to receive Shares or cash upon the lapse of restrictions imposed under Section 7.

“Retirement” means a Participant’s termination of employment after age 65.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

22

“Share” means a share of Common Stock of the Company, as adjusted in accordance with Section 13 of the Plan.

“SAR” or “Share Appreciation Right” means a right to receive amounts awarded under Section 6.

“Ten Percent Holder” means a person who owns (within the meaning of Code Section 422) stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company.

“Unrestricted Shares” mean Shares (without restrictions) awarded pursuant to Section 7 of the Plan.

“Withholding Taxes” means the aggregate minimum amount of federal, state, local and foreign income, payroll and other taxes that the Company and any Affiliates are required to withhold in connection with any Award.

23

ANNUAL MEETING OF STOCKHOLDERS OF

GEVO, INC.

June 6, 2013

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER
IN PERSON - You may vote your shares in person by attending the Annual Meeting.	ACCOUNT NUMBER

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Annual Report, proxy statement and proxy card are available at

http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16912

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

¢ 20330030303000000000 0	060613

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE BOARD’S DIRECTOR NOMINEES

AND “FOR” PROPOSALS 2, 3, 4 AND 5.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

						FOR	AGAINST	ABSTAIN
1. To elect the following three nominees as Class III members of the Company’s Board of Directors to serve for a three-year term:				2.

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 150,000,000 and the number of authorized shares of preferred stock from 5,000,000 to 10,000,000.

						☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	O Gary W. Mize O Bruce A. Smith O Shai Weiss
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)
				3.	To amend and restate the Gevo, Inc. 2010 Stock Incentive Plan.	☐	☐	☐

				4.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●				5.	To approve an advisory (non-binding) resolution on the compensation of the Company’s named executive officers, as presented in the proxy statement.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: ■

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■

☐	¢

GEVO, INC

Proxy for Annual Meeting of Stockholders on June 6, 2013

Solicited on Behalf of the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints Patrick R. Gruber and Mark Smith, and each of them, with full power of substitution and power to act alone, as attorneys and proxies of the undersigned to vote all of the shares of Common Stock of Gevo, Inc. (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company, to be held on June 6, 2013, at 3:00 p.m., local time, at the Company’s offices located at 345 Inverness Drive South, Building C, Suite 310, Englewood, Colorado 80112, and at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the matters listed on the reverse side and in accordance with the instructions on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting.

The shares represented by this proxy card will be voted as directed or, if this card contains no specific voting instructions, the shares will be voted in accordance with the recommendations of the Board of Directors.

(Continued and to be signed on the reverse side.)

¢	14475	¢